-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO.2-47371) UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 83

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 84


                     VANGUARD FIXED INCOME SECURITIES FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                               HEID STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE ON
              MAY 31, 2007 PURSUANT TO PARAGRAPH (B) OF RULE 485.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                               [SHIP LOGO] THE VANGUARD GROUP(R)

VANGUARD(R) FUNDS

SUPPLEMENT TO THE PROSPECTUS


IMPORTANT INFORMATION ABOUT FUND FEES
Effective immediately, Vanguard has eliminated the following annual fees charged by Vanguard Funds:

o The $10 custodial fee on IRA accounts (including SEP-IRAs) with a balance of less than $5,000 in the fund account.
o The $10 custodial fee on Education Savings Accounts with a balance of less than $5,000 in the fund account.
o The $10 maintenance fee on index fund accounts with a balance of less than $10,000 in the fund account.
o The $10 low-balance fee on all nonretirement accounts with a balance of less than $2,500 in the fund account.

Vanguard has replaced these four fees with a single annual account service fee of $20. Vanguard will deduct this fee from each fund account that has a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement accounts. It will be assessed on accounts in all Vanguard funds, regardless of a fund's minimum investment amount.

The account service fee will be deducted from a fund account once in each calendar year and will be paid into the fund's assets. The fee will be assessed by redeeming fund shares in the amount of $20.

EXEMPTION FROM ACCOUNT SERVICE FEE

If you register on Vanguard.com(R) and elect electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee will not be charged for any balance below $10,000.

OTHER INSTANCES IN WHICH THE FEE DOES NOT APPLY

In addition, the account service fee does not apply to the following accounts:

o    Money market sweep accounts held through Vanguard Brokerage Services(R).
o    Accounts held through intermediaries.
o Accounts registered under your Taxpayer Identification Number (Social Security Number) that hold aggregate Vanguard mutual fund assets greater than $100,000 (including IRAs, employer-sponsored retirement plans, annuities, and non-IRA accounts).
o Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services department, which are subject to various fee structures; please consult your account registration paperwork for the rules that apply to your account).
o    Section 529 college savings plans.

Existing purchase fees and redemption fees charged by Vanguard funds are not changed.


(R)2007 The Vanguard Group, Inc. All rights reserved.               PSASF 042007
Vanguard Marketing Corporation, Distributor.

Vanguard/(R)/ Bond Funds

>  Prospectus

Investor Shares & Admiral/TM/ Shares

May 31, 2007



Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund
Vanguard Long-Term Investment-Grade Fund




This prospectus contains financial data for the Funds through the fiscal year ended January 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


An Introduction to Vanguard        1       Financial Highlights            52
Bond Funds
-------------------------------------------------------------------------------
Vanguard Fund Profiles             2       Investing With Vanguard         70
-------------------------------------------------------------------------------
 Short-Term Treasury Fund          2       Purchasing Shares               70
-------------------------------------------------------------------------------
 Short-Term Federal Fund           5       Converting Shares               73
-------------------------------------------------------------------------------
 Short-Term Investment-Grade Fund  9       Redeeming Shares                74
-------------------------------------------------------------------------------
 Intermediate-Term Treasury Fund  13       Exchanging Shares               78
-------------------------------------------------------------------------------
 Intermediate-Term                17       Frequent-Trading Limits         78
 Investment-Grade Fund
-------------------------------------------------------------------------------
 GNMA Fund                        21       Other Rules You Should Know     80
-------------------------------------------------------------------------------
 Long-Term Treasury Fund          25       Fund and Account Updates        83
-------------------------------------------------------------------------------
 Long-Term Investment-Grade Fund  29       Contacting Vanguard             85
-------------------------------------------------------------------------------
More on the Funds                 33       Glossary of Investment Terms    87
-------------------------------------------------------------------------------
 The Funds and Vanguard           46
-------------------------------------------------------------------------------
 Investment Advisors              46
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    49
 Taxes
-------------------------------------------------------------------------------
 Share Price                      51
-------------------------------------------------------------------------------


================================================================================
Why Reading This Prospectus Is Important

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk (R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
================================================================================

Share Class Overview

This prospectus offers the Investor Shares and Admiral Shares for all of the Funds. Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.

A separate prospectus offers Institutional Shares of Vanguard Short-Term Investment-Grade Fund. Institutional Shares are for investors who generally do not require special employee benefit plan services and who invest a minimum of $50 million.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
================================================================================

An Introduction to Vanguard Bond Funds

The Vanguard Bond Funds are ten separate mutual funds, eight of which are offered through this prospectus (Vanguard High-Yield Corporate Fund and Vanguard Inflation-Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide current income by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Investment-Grade Fund generally providing the most income.


                                                              Dollar-Weighted
Fund                           Primary Investments            Average Maturity
--------------------------------------------------------------------------------
Short-Term Treasury            U.S. Treasury bonds             1-4 years
--------------------------------------------------------------------------------
Short-Term Federal             U.S. government agency bonds    1-4 years
--------------------------------------------------------------------------------
Short-Term Investment-Grade    Investment-grade bonds          1-4 years
--------------------------------------------------------------------------------
Intermediate-Term Treasury     U.S. Treasury bonds             5-10 years
--------------------------------------------------------------------------------
Intermediate-Term              Investment-grade bonds          5-10 years
Investment-Grade
--------------------------------------------------------------------------------
GNMA                           GNMA mortgage certificates   Generally 3-10 years
--------------------------------------------------------------------------------
Long-Term Treasury             U.S. Treasury bonds             15-30 years
--------------------------------------------------------------------------------
Long-Term Investment-Grade     Investment-grade bonds          15-25 years
--------------------------------------------------------------------------------


On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus.

Fund Profile--Vanguard Short-Term Treasury Fund


Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.

Primary Investment Strategies
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Funds.

Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    6.39
1998    7.36
1999    1.85
2000    8.83
2001    7.80
2002    8.02
2003    2.38
2004    1.03
2005    1.77
2006    3.77
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.41%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.92% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.34% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December, 31, 2006

                                            1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Vanguard Short-Term Treasury Fund Investor Shares
--------------------------------------------------------------------------------
Return Before Taxes                           3.77%         3.36%          4.88%
--------------------------------------------------------------------------------
Return After Taxes on Distributions           2.26          1.99           3.06
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                2.43          2.07           3.05
--------------------------------------------------------------------------------
Vanguard Short-Term Treasury Fund Admiral Shares/1/
--------------------------------------------------------------------------------
Return Before Taxes                           3.93%         3.51%            --
--------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Treasury
Bond Index (reflects no deduction for fees,
expenses, or taxes)                           3.75%         3.20%          4.98%
--------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on February 13, 2001, through
 December 31, 2006, the average annual total returns were 4.08% for the Admiral Shares and 3.91% for the Lehman Brothers 1-5 Year U.S. Treasury Bond Index.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After

Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)       Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases             None             None
-------------------------------------------------------------------------------
Purchase Fee                                         None             None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends  None             None
-------------------------------------------------------------------------------
Redemption Fee                                       None/1/          None/1/
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)      Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Management Expenses                                  0.23%            0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                               None             None
-------------------------------------------------------------------------------
Other Expenses                                       0.03%            0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 0.26%            0.10%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.


The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $27       $84      $146      $331
----------------------------------------------------------
Admiral Shares          10        32        56       128
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $3.5 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
                                Investor Shares               Admiral Shares
----------------------------------------------------------------------------------------------
Inception Date                  October 28, 1991              February 13, 2001
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                        $100,000
----------------------------------------------------------------------------------------------
Conversion Features             May be converted to           May be converted to Investor
                                Admiral Shares if you meet    Shares if you are no longer
                                eligibility requirements      eligible for Admiral Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          STTsry                        STsryAdml
----------------------------------------------------------------------------------------------
Vanguard Fund Number            32                            532
----------------------------------------------------------------------------------------------
Cusip Number                    922031703                     922031851
----------------------------------------------------------------------------------------------
Ticker Symbol                   VFISX                         VFIRX
----------------------------------------------------------------------------------------------



Fund Profile--Vanguard Short-Term Federal Fund


Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies
The Fund invests at least 80% of its assets in short-term bonds issued by the U.S. government and its agencies and instrumentalities, many of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Funds.

Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be very low for the Fund because it invests only in bonds issued by U.S. government agencies and instrumentalities.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    6.46
1998    7.22
1999    2.07
2000    9.18
2001    8.61
2002    7.61
2003    1.99
2004    1.36
2005    1.80
2006    4.32
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.60%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 3.74% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.50% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                            1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Vanguard Short-Term Federal Fund Investor Shares
--------------------------------------------------------------------------------
Return Before Taxes                           4.32%         3.39%          5.02%
--------------------------------------------------------------------------------
Return After Taxes on Distributions           2.86          2.02           3.15
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                2.79          2.08           3.13
--------------------------------------------------------------------------------
Vanguard Short-Term Federal Fund Admiral Shares/1/
--------------------------------------------------------------------------------
Return Before Taxes                           4.42%         3.47%            --
--------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Government
Bond Index (reflects no deduction for fees,
expenses, or taxes)                           4.02%         3.35%          5.09%
--------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on February 12, 2001, through
 December 31, 2006, the average annual total returns were 4.10% for the Admiral Shares and 4.05% for the Lehman Brothers 1-5 Year U.S. Government Bond Index.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)       Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None             None
-------------------------------------------------------------------------------
Purchase Fee                                          None             None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends   None             None
-------------------------------------------------------------------------------
Redemption Fee                                        None/1/          None/1/
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)      Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Management Expenses                                   0.17%            0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                None             None
-------------------------------------------------------------------------------
Other Expenses                                        0.03%            0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.20%            0.10%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $20       $64      $113      $255
----------------------------------------------------------
Admiral Shares          10        32        56       128
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $2.6 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
                                Investor Shares               Admiral Shares
----------------------------------------------------------------------------------------------
Inception Date                  December 31, 1987             February 12, 2001
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                        $100,000
----------------------------------------------------------------------------------------------
Conversion Features             May be converted to           May be converted to Investor
                                Admiral Shares if you meet    Shares if you are no longer
                                eligibility requirements      eligible for Admiral Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          STFed                         STFedAdml
----------------------------------------------------------------------------------------------
Vanguard Fund Number            49                            549
----------------------------------------------------------------------------------------------
Cusip Number                    922031604                     922031844
----------------------------------------------------------------------------------------------
Ticker Symbol                   VSGBX                         VSGDX
----------------------------------------------------------------------------------------------


Fund Profile--Vanguard Short-Term Investment-Grade Fund


Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    6.95
1998    6.57
1999    3.30
2000    8.17
2001    8.14
2002    5.22
2003    4.20
2004    2.11
2005    2.20
2006    4.99
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.57%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.34% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.30% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                            1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund Investor Shares
--------------------------------------------------------------------------------
Return Before Taxes                           4.99%         3.74%          5.16%
--------------------------------------------------------------------------------
Return After Taxes on Distributions           3.39          2.20           3.10
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                3.22          2.27           3.12
--------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund Admiral Shares/1/
--------------------------------------------------------------------------------
Return Before Taxes                           5.11%         3.82%            --
--------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Credit Index
(reflects no deduction for fees,
expenses, or taxes)                           4.69%         4.52%          5.79%
--------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on February 12, 2001, through
 December 31, 2006, the average annual total returns were 4.36% for the Admiral Shares and 5.15% for the Lehman Brothers 1-5 Year U.S. Credit Index.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)       Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None             None
-------------------------------------------------------------------------------
Purchase Fee                                          None             None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends   None             None
-------------------------------------------------------------------------------
Redemption Fee                                        None/1/          None/1/
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)      Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Management Expenses                                   0.18%            0.08%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                None             None
-------------------------------------------------------------------------------
Other Expenses                                        0.03%            0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.21%            0.10%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.


The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $22       $68      $118      $268
----------------------------------------------------------
Admiral Shares          10        32        56       128
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $17.8 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
                                Investor Shares               Admiral Shares
----------------------------------------------------------------------------------------------
Inception Date                  October 29, 1982              February 12, 2001
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                        $100,000
----------------------------------------------------------------------------------------------
Conversion Features             May be converted to           May be converted to Investor
                                Admiral Shares if you meet    Shares if you are no longer
                                eligibility requirements      eligible for Admiral Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          STIGrade                      STIGradeAdml
----------------------------------------------------------------------------------------------
Vanguard Fund Number            39                            539
----------------------------------------------------------------------------------------------
Cusip Number                    922031406                     922031836
----------------------------------------------------------------------------------------------
Ticker Symbol                   VFSTX                         VFSUX
----------------------------------------------------------------------------------------------



Fund Profile--Vanguard Intermediate-Term Treasury Fund


Investment Objective
The Fund seeks to provide a moderate and sustainable level of current income.


Primary Investment Strategies
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under More on the Funds.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
scale range -20% TO 40%

1997    8.96
1998   10.61
1999   -3.52
2000   14.03
2001    7.55
2002   14.15
2003    2.37
2004    3.40
2005    2.32
2006    3.14
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.62%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.32% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.22% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                            1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Treasury Fund Investor Shares
--------------------------------------------------------------------------------
Return Before Taxes                           3.14%         4.98%          6.16%
--------------------------------------------------------------------------------
Return After Taxes on Distributions           1.47          3.11           3.98
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                2.01          3.20           3.96
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Treasury Fund Admiral Shares/1/
--------------------------------------------------------------------------------
Return Before Taxes                           3.30%         5.12%            --
--------------------------------------------------------------------------------
Lehman Brothers 5-10 Year U.S. Treasury
Bond Index (reflects no deduction for fees,
expenses, or taxes)                           2.83%         4.90%          6.21%
--------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on February 12, 2001, through
 December 31, 2006, the average annual total returns were 5.39% for the Fund's Admiral Shares and 5.20% for the Lehman Brothers 5-10 Year U.S. Treasury Bond Index.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)       Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None             None
-------------------------------------------------------------------------------
Purchase Fee                                          None             None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends   None             None
-------------------------------------------------------------------------------
Redemption Fee                                        None/1/          None/1/
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)      Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Management Expenses                                   0.23%            0.08%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                None             None
-------------------------------------------------------------------------------
Other Expenses                                        0.03%            0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.26%            0.10%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $27       $84      $146      $331
----------------------------------------------------------
Admiral Shares          10        32        56       128
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $4 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
                                Investor Shares               Admiral Shares
----------------------------------------------------------------------------------------------
Inception Date                  October 28, 1991              February 12, 2001
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                        $100,000
----------------------------------------------------------------------------------------------
Conversion Features             May be converted to           May be converted to Investor
                                Admiral Shares if you meet    Shares if you are no longer
                                eligibility requirements      eligible for Admiral Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          ITTsry                        ITsryAdml
----------------------------------------------------------------------------------------------
Vanguard Fund Number            35                            535
----------------------------------------------------------------------------------------------
Cusip Number                    922031802                     922031828
----------------------------------------------------------------------------------------------
Ticker Symbol                   VFITX                         VFIUX
----------------------------------------------------------------------------------------------



Fund Profile--Vanguard Intermediate-Term Investment-Grade Fund


Investment Objective
The Fund seeks to provide a moderate and sustainable level of current income.


Primary Investment Strategies
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under More on the Funds.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    8.93
1998    8.30
1999   -1.53
2000   10.70
2001    9.42
2002   10.28
2003    6.29
2004    4.75
2005    1.97
2006    4.43
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.69%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.50% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.21% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                            1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Investment-Grade Fund Investor Shares
--------------------------------------------------------------------------------
Return Before Taxes                           4.43%         5.51%          6.29%
--------------------------------------------------------------------------------
Return After Taxes on Distributions           2.60          3.54           3.89
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                2.84          3.56           3.90
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Investment-Grade Fund Admiral Shares/1/
--------------------------------------------------------------------------------
Return Before Taxes                           4.55%         5.61%            --
--------------------------------------------------------------------------------
Lehman Brothers 5-10 Year U.S. Credit Index
(reflects no deduction for fees,
expenses, or taxes)                           4.28%         6.36%          6.78%
--------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on February 12, 2001, through
 December 31, 2006, the average annual total returns were 6.02% for the Admiral Shares and 6.65% for the Lehman Brothers 5-10 Year U.S. Credit Index.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After

Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)       Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None             None
-------------------------------------------------------------------------------
Purchase Fee                                          None             None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends   None             None
-------------------------------------------------------------------------------
Redemption Fee                                        None/1/          None/1/
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)      Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Management Expenses                                   0.18%            0.08%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                None             None
-------------------------------------------------------------------------------
Other Expenses                                        0.03%            0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.21%            0.10%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $22       $68      $118      $268
----------------------------------------------------------
Admiral Shares          10        32        56       128
----------------------------------------------------------


These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $5.2 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
                                Investor Shares               Admiral Shares
----------------------------------------------------------------------------------------------
Inception Date                  November 1, 1993              February 12, 2001
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                        $100,000
----------------------------------------------------------------------------------------------
Conversion Features             May be converted to           May be converted to Investor
                                Admiral Shares if you meet    Shares if you are no longer
                                eligibility requirements      eligible for Admiral Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          ITIGrade                      ITIGradeAdml
----------------------------------------------------------------------------------------------
Vanguard Fund Number            71                            571
----------------------------------------------------------------------------------------------
Cusip Number                    922031885                     922031810
----------------------------------------------------------------------------------------------
Ticker Symbol                   VFICX                         VFIDX
----------------------------------------------------------------------------------------------



Fund Profile--Vanguard GNMA Fund


Investment Objective
The Fund seeks to provide a moderate level of current income.


Primary Investment Strategies

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other

U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most U.S. government agencies, other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years). For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage securities held by the Fund. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    9.47
1998    7.14
1999    0.78
2000   11.22
2001    7.94
2002    9.68
2003    2.49
2004    4.13
2005    3.33
2006    4.33
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.31%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.03% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.24% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                            1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Vanguard GNMA Fund Investor Shares
--------------------------------------------------------------------------------
Return Before Taxes                           4.33%         4.76%          6.00%
--------------------------------------------------------------------------------
Return After Taxes on Distributions           2.48          2.91           3.68
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                2.78          2.96           3.69
--------------------------------------------------------------------------------
Vanguard GNMA Fund Admiral Shares/1/
--------------------------------------------------------------------------------
Return Before Taxes                           4.43%         4.84%            --
--------------------------------------------------------------------------------
Lehman Brothers GNMA Bond Index
(reflects no deduction for fees,
expenses, or taxes)                           4.61%         4.72%          6.10%
--------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on February 12, 2001, through
 December 31, 2006, the average annual total returns were 5.19% for the Admiral Shares and 5.13% for the Lehman Brothers GNMA Bond Index.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After

Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)       Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None             None
-------------------------------------------------------------------------------
Purchase Fee                                          None             None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends   None             None
-------------------------------------------------------------------------------
Redemption Fee                                        None/1/          None/1/
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)      Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Management Expenses                                   0.18%           0.08%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                None             None
-------------------------------------------------------------------------------
Other Expenses                                        0.03%           0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.21%           0.11%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $22       $68      $118      $268
----------------------------------------------------------
Admiral Shares          11        35        62       141
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $23 billion
----------------------------------------------------------------------------------------------
Investment Advisor              Wellington Management Company, LLP, Boston, Mass.,
                                since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
                                Investor Shares               Admiral Shares
----------------------------------------------------------------------------------------------
Inception Date                  June 27, 1980                 February 12, 2001
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                        $100,000
----------------------------------------------------------------------------------------------
Conversion Features             May be converted to           May be converted to Investor
                                Admiral Shares if you meet    Shares if you are no longer
                                eligibility requirements      eligible for Admiral Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          GNMA                          GNMAAdml
----------------------------------------------------------------------------------------------
Vanguard Fund Number            36                            536
----------------------------------------------------------------------------------------------
Cusip Number                    922031307                     922031794
----------------------------------------------------------------------------------------------
Ticker Symbol                   VFIIX                         VFIJX
----------------------------------------------------------------------------------------------



Fund Profile--Vanguard Long-Term Treasury Fund


Investment Objective
The Fund seeks to provide a high and sustainable level of current income.


Primary Investment Strategies
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years. For more information, see "Security Selection" under More on the Funds.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997   13.90
1998   13.05
1999   -8.66
2000   19.72
2001    4.31
2002   16.67
2003    2.68
2004    7.12
2005    6.61
2006    1.74
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 0.90%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.64% (quarter ended September 30, 2002), and the lowest return for a quarter was -5.23% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                            1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Vanguard Long-Term Treasury Fund Investor Shares
--------------------------------------------------------------------------------
Return Before Taxes                           1.74%         6.84%          7.41%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -0.07          4.77           5.11
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                1.19          4.69           4.99
--------------------------------------------------------------------------------
Vanguard Long-Term Treasury Fund Admiral Shares/1/
--------------------------------------------------------------------------------
Return Before Taxes                           1.91%         6.99%            --
--------------------------------------------------------------------------------
Lehman Brothers Long U.S. Treasury Bond
Index (reflects no deduction for fees,
expenses, or taxes)                           1.85%         6.94%          7.65%
--------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on February 12, 2001, through
 December 31, 2006, the average annual total returns were 6.56% for the Admiral Shares and 6.51% for the Lehman Brothers Long U.S. Treasury Bond Index.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)       Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None             None
-------------------------------------------------------------------------------
Purchase Fee                                          None             None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends   None             None
-------------------------------------------------------------------------------
Redemption Fee                                        None/1/          None/1/
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)      Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Management Expenses                                   0.23%            0.08%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                None             None
-------------------------------------------------------------------------------
Other Expenses                                        0.03%            0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.26%            0.10%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.


The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $27       $84      $146      $331
----------------------------------------------------------
Admiral Shares          10        32        56       128
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $2.1 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
                                Investor Shares               Admiral Shares
----------------------------------------------------------------------------------------------
Inception Date                  May 19, 1986                  February 12, 2001
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                        $100,000
----------------------------------------------------------------------------------------------
Conversion Features             May be converted to           May be converted to Investor
                                Admiral Shares if you meet    Shares if you are no longer
                                eligibility requirements      eligible for Admiral Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          LTTsry                        LTsryAdml
----------------------------------------------------------------------------------------------
Vanguard Fund Number            83                            583
----------------------------------------------------------------------------------------------
Cusip Number                    922031505                     922031786
----------------------------------------------------------------------------------------------
Ticker Symbol                   VUSTX                         VUSUX
----------------------------------------------------------------------------------------------


Fund Profile--Vanguard Long-Term Investment-Grade Fund


Investment Objective
The Fund seeks to provide a high and sustainable level of current income.


Primary Investment Strategies
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be intermediate- and long-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years. For more information, see "Security Selection" under More on the Funds.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund. To minimize the impact of call/prepayment risk, the advisor generally seeks to purchase bonds that have reasonable protection from being called.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997   13.79
1998    9.21
1999   -6.23
2000   11.76
2001    9.57
2002   13.22
2003    6.26
2004    8.94
2005    5.13
2006    2.86
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 0.64%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -5.01% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                            1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Vanguard Long-Term Investment-Grade Fund Investor Shares
--------------------------------------------------------------------------------
Return Before Taxes                           2.86%         7.22%          7.30%
--------------------------------------------------------------------------------
Return After Taxes on Distributions           0.83          5.06           4.74
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                1.80          4.90           4.67
--------------------------------------------------------------------------------
Vanguard Long-Term Investment-Grade Fund Admiral Shares/1/
--------------------------------------------------------------------------------
Return Before Taxes                           2.99%         7.34%            --
--------------------------------------------------------------------------------
Lehman Brothers Long Credit A or Better
Bond Index (reflects no deduction for fees,
expenses, or taxes)                           3.19%         7.45%          7.54%
--------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on February 12, 2001, through
 December 31, 2006, the average annual total returns were 7.42% for the Admiral Shares and 7.77% for the Lehman Brothers Long Credit A or Better Bond Index.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After

Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)       Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None             None
-------------------------------------------------------------------------------
Purchase Fee                                          None             None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends   None             None
-------------------------------------------------------------------------------
Redemption Fee                                        None/1/          None/1/
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)      Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Management Expenses                                   0.22%            0.10%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                None             None
-------------------------------------------------------------------------------
Other Expenses                                        0.03%            0.02
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.25%            0.12%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.


The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $26       $80      $141      $318
----------------------------------------------------------
Admiral Shares          12        39        68       154
----------------------------------------------------------


These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $5.7 billion
----------------------------------------------------------------------------------------------
Investment Advisor              Wellington Management Company, LLP, Boston, Mass.,
                                since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
                                Investor Shares               Admiral Shares
----------------------------------------------------------------------------------------------
Inception Date                  July 9, 1973                  February 12, 2001
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                        $100,000
----------------------------------------------------------------------------------------------
Conversion Features             May be converted to           May be converted to Investor
                                Admiral Shares if you meet    Shares if you are no longer
                                eligibility requirements      eligible for Admiral Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          LTIGrade                      LTIGradeAdml
----------------------------------------------------------------------------------------------
Vanguard Fund Number            28                            568
----------------------------------------------------------------------------------------------
Cusip Number                    922031109                     922031778
----------------------------------------------------------------------------------------------
Ticker Symbol                   VWESX                         VWETX
----------------------------------------------------------------------------------------------



More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, each Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders.


Market Exposure

FLAG
Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase      Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955      $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858       1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786       1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or any Fund in particular.

================================================================================
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
================================================================================

Changes in interest rates will affect bond income as well as bond prices.


FLAG
Each Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

================================================================================
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
================================================================================

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.


FLAG
Each Fund (other than the GNMA Fund) is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Call risk should be low for the Intermediate-Term Investment-Grade Fund and the various Short-Term and Treasury Funds, and moderate for the Long-Term Investment-Grade Fund.

================================================================================
 Plain Talk About Callable Bonds

 Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
================================================================================


FLAG
Each Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Prepayment risk is high for the GNMA Fund, and low for the other Funds.


FLAG
Each Fund (other than the Short-, Intermediate-, and Long-Term Treasury Funds and the GNMA Fund) is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

================================================================================
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
================================================================================


In absolute terms, the credit quality of each Fund is high or upper-medium, and, therefore, credit risk should be low. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds (which invest primarily in U.S. Treasury-issued or Treasury-backed securities) have the lowest credit risk--and generally the lowest yields--among the Funds. By contrast, the Short-Term Investment-Grade, Intermediate-Term Investment-Grade, and Long-Term Investment-Grade Funds generally have the highest credit risk--and generally the highest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc., as of January 31, 2007.

Fund                                Average Quality
------------------------------------------------------------------
Short-Term Treasury                 Aaa
------------------------------------------------------------------
Short-Term Federal                  Aaa
------------------------------------------------------------------
Short-Term Investment-Grade         Aa2
------------------------------------------------------------------
Intermediate-Term Treasury          Aaa
------------------------------------------------------------------
Intermediate-Term Investment-Grade  Aa3
------------------------------------------------------------------
GNMA                                Aaa
------------------------------------------------------------------
Long-Term Treasury                  Aaa
------------------------------------------------------------------
Long-Term Investment-Grade          A1
------------------------------------------------------------------



The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.

Credit Ratings of the Funds' Investments (Percentage of Fund Assets)

                           Issued or Backed      High or                                 Non
                        by U.S. Gov't., Its      Highest     Upper                Investment
                              Agencies, and      Quality    Medium    Medium        Grade or
Fund                      Instrumentalities (Non-Gov't.)   Quality   Quality         Unrated
--------------------------------------------------------------------------------------------
Short-Term Treasury                    100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Short-Term Federal                     100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Short-Term                            --------At least 65%--------   No more         No more
Investment-Grade                                                    than 30%         than 5%
--------------------------------------------------------------------------------------------
Intermediate-Term Treasury             100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Intermediate-Term Investment Grade    --------At least 65%--------   No more         No more
                                                                    than 30%         than 5%
--------------------------------------------------------------------------------------------
GNMA                                   100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Long-Term Treasury                     100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Long-Term Investment-Grade            --------At least 65%--------   No more         No more
                                                                    than 30%         than 5%
--------------------------------------------------------------------------------------------


Each of the Investment-Grade Funds may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated fixed income securities, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below, and unrated bonds are those that are not rated by any independent rating agency.

To a limited extent, the Investment-Grade Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.



FLAG
Each Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

================================================================================
 Plain Talk About Types of Bonds

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.
================================================================================

The following summary table is provided to help you distinguish among the Funds and their various risks.


                                           Risks of the Funds
                             --------------------------------------------------
                                          Interest        Call/
                                 Income       Rate   Prepayment
Fund                               Risk       Risk         Risk    Credit Risk
------------------------------------------------------------------------------
Short-Term Treasury                High        Low          Low       Very Low
-------------------------------------------------------------------------------
Short-Term Federal                 High        Low          Low       Very Low
-------------------------------------------------------------------------------
Short-Term Investment-Grade        High        Low          Low            Low
-------------------------------------------------------------------------------
Intermediate-Term Treasury     Moderate   Moderate          Low       Very Low
-------------------------------------------------------------------------------
Intermediate-Term              Moderate   Moderate          Low            Low
Investment-Grade
-------------------------------------------------------------------------------
GNMA                           Moderate   Moderate         High       Very Low
-------------------------------------------------------------------------------
Long-Term Treasury                  Low       High          Low       Very Low
-------------------------------------------------------------------------------
Long-Term Investment-Grade          Low       High     Moderate            Low
-------------------------------------------------------------------------------

Security Selection
The grid that follows shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.


                                                                              Short-,
                                            Short-,                    Intermediate-,
                                     Intermediate-,                     and Long-Term
                                      and Long-Term      Short-Term       Investment-          GNMA
                                     Treasury Funds    Federal Fund       Grade Funds          Fund
----------------------------------------------------------------------------------------------------
Corporate Debt Obligations                                                        .
----------------------------------------------------------------------------------------------------
U.S. Government & Agency Bonds              .                 .                   .             .
----------------------------------------------------------------------------------------------------
State & Municipal Bonds                                                           .
----------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                  .                 .                   .             .
----------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                       .                 .                   .             .
----------------------------------------------------------------------------------------------------
Cash Investments Including
Repurchase Agreements                       ./1/              ./1/                .             ./1/
----------------------------------------------------------------------------------------------------
Futures, Options, and Other Derivatives     .                 .                   .             .
-----------------------------------------------------------------------------------------------------
Asset-Backed Securities                                       .                   .
-----------------------------------------------------------------------------------------------------
International Dollar-Denominated Bonds                                            .
-----------------------------------------------------------------------------------------------------
Preferred Stocks                                                                  .
-----------------------------------------------------------------------------------------------------
Convertible Securities                                                            .
-----------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)  .                 .                   .             .
-----------------------------------------------------------------------------------------------------
1 Only repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.



.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.


.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

================================================================================
 Plain Talk About U.S. Government-Sponsored Entities

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
================================================================================


.. State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.

.. Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisors believe that these risks can be controlled through careful security selection and monitoring.

.. Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.

.. International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S investors.

.. Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders.

.. Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

.. Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.


Other Investment Policies and Risks
Although the funds invest principally in bonds and other fixed income obligations, each may invest in other types of instruments. The other types of instruments are described as follows.

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

FLAG
Each Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.


Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisors will not use derivatives to change the risks of a fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisors:


.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

================================================================================
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
================================================================================

The Funds are generally managed without regard to tax ramifications.


Vanguard may invest a small portion of the Short-Term, Intermediate-Term and Long-Term Investment Grade Funds' assets in shares of bond exchange-traded funds
(ETFs). ETFs provide returns similar to those of the bonds listed in the index or a subset of the index. Vanguard may purchase ETFs when doing so will facilitate cash management or potentially add value because the instruments are favorable priced.

Vanguard receives no additional revenue from investing Fund assets in Vanguard bond ETFs because Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.



Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

================================================================================
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The Short-Term Treasury Fund, in particular, has experienced high turnover rates in the past. The average turnover rate for domestic bond funds was approximately 104%, as reported by Morningstar, Inc., on January 31, 2007.

================================================================================
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
================================================================================



The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

================================================================================
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================


Investment Advisors

Two investment advisors manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management, LLP, serves as the advisor to the GNMA and Long-Term Investment-Grade Funds. The Vanguard Group, through its Fixed Income Group, serves as the advisor to the other Funds.

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of January 31, 2007, Wellington Management managed approximately $579 billion in assets, including all or part of 16 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average daily net assets for each quarter.

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2007, Vanguard served as advisor for approximately $870 billion in assets.

For the fiscal year ended January 31, 2007, the advisory expenses or fees for each Fund (other than the Long-Term Investment-Grade Fund) represented an effective annual rate of 0.01% of each Fund's average net assets. For the Long-Term Investment-Grade Fund, the advisory expenses represented an effective annual rate of 0.02% of its average net assets.


Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Investment-Grade Funds' advisory agreements or hire a new investment advisor for these Funds--either as a replacement for the existing advisor or as an additional advisor. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide additional investment advisory services to the GNMA and Long-Term Investment-Grade Funds, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangements, see the Funds' most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


================================================================================
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, and Long-Term Treasury Funds are:

 Robert F. Auwaerter, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; has managed the Intermediate-Term Investment-Grade Fund since inception; has managed the Short-Term Investment-Grade Fund since 1983; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

 David R. Glocke, Principal of Vanguard. He has worked in investment management since 1991; has managed investment portfolios for Vanguard since 1997; has managed the Short-Term Treasury Fund since 2000; and has managed the Intermediate-Term Treasury and Long-Term Treasury Funds since 2001. Education:
 B.S., University of Wisconsin.

 Ronald M. Reardon, Principal of Vanguard. He has worked in investment management since joining Vanguard in 2001 and has managed the Short-Term Federal Fund since 2005. Education: B.S., The College of New Jersey; M.B.A., University of Rochester.

 The managers primarily responsible for the day-to-day management of the GNMA and Long-Term Investment-Grade Funds are:

 Thomas L. Pappas, CFA, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1987; has assisted in managing the GNMA Fund since 1994; and has co-managed the GNMA Fund since November 2005.
 Education: B.S., Tufts University; M.S., Sloan School of Management, Massachusetts Institute of Technology.

 Michael F. Garrett, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1991; has been with Wellington Management and has assisted in managing the GNMA Fund since 1999; and has co-managed the GNMA Fund since 2006. Education: B.A., Yale University.

 Earl E. McEvoy, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the Long-Term Investment-Grade Fund since 1994.
 Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
================================================================================

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



================================================================================
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================


Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

================================================================================
 Plain Talk About "Buying a Capital Gain"

 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
================================================================================


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

================================================================================
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Short-Term Treasury Fund's Investor Shares as an example. The Investor Shares began fiscal year 2007 with a net asset value (price) of $10.31 per share. During the year, each Investor Share earned $0.436 from investment income (interest). There was a decline of $0.05 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.386 per share from investment operations.

 Shareholders received $0.436 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.26, reflecting earnings of $0.386 per share and distributions of $0.436 per share. This was a decrease of $0.05 per share (from $10.31 at the beginning of the year to $10.26 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.82% for the year.

 As of January 31, 2007, the Investor Shares had approximately $1.3 billion in net assets. For the year, the expense ratio was 0.26% ($2.60 per $1,000 of net assets), and the net investment income amounted to 4.24% of average net assets. The Fund sold and replaced securities valued at 114% of its net assets.
================================================================================

Short-Term Treasury Fund Investor Shares
                                                                                Year Ended January 31,
                                              --------------------------------------------------------
                                              2007         2006         2005         2004         2003
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.31       $10.45       $10.64       $10.79       $10.54
------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------
Net Investment Income                         .436         .331         .279         .271         .405
------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.050)       (.140)       (.190)        .020         .361
------------------------------------------------------------------------------------------------------
Total from Investment Operations              .386         .191         .089         .291         .766
------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.436)       (.331)       (.279)       (.271)       (.405)
------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains      --            --           --        (.170)       (.111)
------------------------------------------------------------------------------------------------------
Total Distributions                          (.436)       (.331)       (.279)       (.441)       (.516)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.26        $10.31       $10.45       $10.64       $10.79
------------------------------------------------------------------------------------------------------
Total Return                                 3.82%         1.86%        0.85%        2.74%        7.41%
------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $1,328        $1,369       $1,854       $2,028       $2,200
------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                   0.26%         0.26%        0.24%        0.26%        0.28%
------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                           4.24%         3.19%        2.65%        2.52%        3.70%
--------------------------------------------------------------------------------------------------------
Turnover Rate                                 114%           93%         108%         125%         165%
--------------------------------------------------------------------------------------------------------

Short-Term Treasury Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.31       $10.45       $10.64       $10.79       $10.54
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .452         .348         .292         .285         .419
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.050)       (.140)       (.190)        .020         .361
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .402         .208         .102         .305         .780
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.452)       (.348)       (.292)       (.285)       (.419)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --        (.170)       (.111)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.452)       (.348)       (.292)       (.455)       (.530)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.26       $10.31       $10.45       $10.64       $10.79
-------------------------------------------------------------------------------------------------------
Total Return                                  3.98%        2.02%        0.97%        2.88%        7.55%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $2,179       $1,964       $1,605       $1,657       $1,933
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.12%        0.13%        0.15%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.40%        3.35%        2.77%        2.65%        3.83%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                  114%          93%         108%         125%         165%
-------------------------------------------------------------------------------------------------------

Short-Term Federal Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.25       $10.39       $10.60       $10.67       $10.50
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .420         .340         .291         .304         .423
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                .010        (.140)       (.189)       (.046)        .302
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .430         .200         .102         .258         .725
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.420)       (.340)       (.291)       (.311)       (.424)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --        (.021)       (.017)       (.131)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.420)       (.340)       (.312)       (.328)       (.555)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.26       $10.25       $10.39       $10.60       $10.67
-------------------------------------------------------------------------------------------------------
Total Return                                  4.29%        1.96%        0.98%        2.45%        7.03%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,514       $1,686       $2,403       $2,604       $2,902
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.20%        0.20%        0.20%        0.22%        0.26%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                            4.10%        3.29%        2.77%        2.86%        3.90%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   89%          51%          49%          81%         136%
-------------------------------------------------------------------------------------------------------

Short-Term Federal Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.25       $10.39       $10.60       $10.67       $10.50
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .431         .350         .300         .310         .428
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                .010        (.140)       (.189)       (.046)        .302
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .441         .210         .111         .264         .730
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.431)       (.350)       (.300)       (.317)       (.429)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --        (.021)       (.017)       (.131)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.431)       (.350)       (.321)       (.334)       (.560)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.26       $10.25       $10.39       $10.60       $10.67
-------------------------------------------------------------------------------------------------------
Total Return                                  4.39%        2.06%        1.06%        2.51%        7.08%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,063         $993         $690         $662         $669
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.12%        0.17%        0.22%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.20%        3.39%        2.86%        2.91%        3.94%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   89%          51%          49%          81%         136%
-------------------------------------------------------------------------------------------------------

Short-Term Investment-Grade Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.50       $10.63       $10.81       $10.78       $10.82
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .479         .389         .355         .415         .569
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                .031        (.135)       (.173)        .043        (.040)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .510         .254         .182         .458         .529
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.470)       (.384)       (.362)       (.428)       (.569)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --           --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.470)       (.384)       (.362)       (.428)       (.569)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.54       $10.50       $10.63       $10.81       $10.78
-------------------------------------------------------------------------------------------------------
Total Return                                  4.96%        2.44%        1.71%        4.31%        5.04%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)      $10,364       $10,414      $13,049      $11,732       $8,828
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.21%        0.21%        0.18%        0.21%        0.23%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.55%        3.68%        3.31%        3.80%        5.27%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   43%          31%          37%          43%          65%
-------------------------------------------------------------------------------------------------------

Short-Term Investment-Grade Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.50       $10.63       $10.81       $10.78       $10.82
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .490         .400         .363         .423         .575
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                .031        (.135)       (.173)        .043        (.040)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .521         .265         .190         .466         .535
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.481)       (.395)       (.370)       (.436)       (.575)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --           --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.481)       (.395)       (.370)       (.436)       (.575)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.54       $10.50       $10.63       $10.81       $10.78
-------------------------------------------------------------------------------------------------------
Total Return                                  5.07%        2.55%        1.79%        4.40%        5.11%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $6,993       $6,733       $4,254       $3,907       $2,732
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.11%        0.13%        0.17%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.66%        3.79%        3.38%        3.87%        5.30%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   43%          31%          37%          43%          65%
-------------------------------------------------------------------------------------------------------

Intermediate-Term Treasury Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.85       $11.28       $11.45       $11.69       $11.03
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .499         .509         .504         .483         .571
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.160)       (.354)       (.154)       (.058)        .838
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .339         .155         .350         .425        1.409
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.499)       (.509)       (.504)       (.483)       (.571)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --        (.076)       (.016)       (.182)       (.178)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.499)       (.585)       (.520)       (.665)       (.749)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.69       $10.85       $11.28       $11.45       $11.69
-------------------------------------------------------------------------------------------------------
Total Return                                  3.22%        1.41%        3.14%        3.71%       13.07%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,676       $1,735       $2,169       $2,261       $2,680
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.26%        0.26%        0.24%        0.26%        0.28%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.66%        4.59%        4.45%        4.14%        4.93%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   87%          66%          61%          34%         110%
-------------------------------------------------------------------------------------------------------

Intermediate-Term Treasury Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.85       $11.28       $11.45       $11.69       $11.03
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .516         .526         .518         .498         .586
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.160)       (.354)       (.154)       (.058)        .838
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .356         .172         .364         .440        1.424
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.516)       (.526)       (.518)       (.498)       (.586)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --        (.076)       (.016)       (.182)       (.178)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.516)       (.602)       (.534)       (.680)       (.764)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.69       $10.85       $11.28       $11.45       $11.69
-------------------------------------------------------------------------------------------------------
Total Return                                  3.38%        1.56%        3.27%        3.85%       13.22%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $2,274       $2,093       $1,665       $1,694       $1,979
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.12%        0.13%        0.15%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.82%        4.75%        4.58%        4.27%        5.10%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   87%          66%          61%          34%         110%
-------------------------------------------------------------------------------------------------------

Intermediate-Term Investment-Grade Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.73       $10.08       $10.19       $10.06       $ 9.76
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .490         .466         .474         .503         .579
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.071)       (.332)       (.055)        .224         .300
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .419         .134         .419         .727         .879
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.489)       (.466)       (.474)       (.518)       (.579)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --        (.018)       (.055)       (.079)          --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.489)       (.484)       (.529)       (.597)       (.579)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.66       $ 9.73       $10.08       $10.19       $10.06
-------------------------------------------------------------------------------------------------------
Total Return                                  4.45%        1.36%        4.24%        7.38%        9.30%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $2,418       $2,447       $3,219       $2,813       $2,500
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.21%        0.21%        0.20%        0.20%        0.20%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.10%        4.71%        4.70%        4.90%        5.87%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   43%          51%          40%          55%          84%
-------------------------------------------------------------------------------------------------------

Intermediate-Term Investment-Grade Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.73       $10.08       $10.19       $10.06       $ 9.76
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .501         .477         .484         .512         .585
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.071)       (.332)       (.055)        .224         .300
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .430         .145         .429         .736         .885
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.500)       (.477)       (.484)       (.527)       (.585)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --        (.018)       (.055)       (.079)          --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.500)       (.495)       (.539)       (.606)       (.585)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.66       $ 9.73       $10.08       $10.19       $10.06
-------------------------------------------------------------------------------------------------------
Total Return                                  4.57%        1.47%        4.34%        7.48%        9.37%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $2,794       $2,550       $1,528       $1,318       $1,044
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.10%        0.11%        0.14%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.21%        4.82%        4.80%        4.99%        5.91%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   43%          51%          40%          55%          84%
-------------------------------------------------------------------------------------------------------

GNMA Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.29       $10.48       $10.52       $10.72       $10.44
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .522         .483         .480         .502         .588
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.130)       (.190)       (.040)       (.200)        .300
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .392         .293         .440         .302         .888
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.522)       (.483)       (.480)       (.502)       (.588)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --        (.020)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.522)       (.483)       (.480)       (.502)       (.608)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.16       $10.29       $10.48       $10.52       $10.72
-------------------------------------------------------------------------------------------------------
Total Return                                  3.94%        2.88%        4.31%        2.89%        8.73%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $12,835      $13,905      $18,946      $19,245      $22,113
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.21%        0.21%        0.20%        0.20%        0.22%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.14%        4.67%        4.61%        4.73%        5.51%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   18%          38%          53%          64%          65%
-------------------------------------------------------------------------------------------------------

GNMA Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.29       $10.48       $10.52       $10.72       $10.44
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .532         .492         .487         .509         .593
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.130)       (.190)       (.040)       (.200)        .300
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .402         .302         .447         .309         .893
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.532)       (.492)       (.487)       (.509)       (.593)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --        (.020)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.532)       (.492)       (.487)       (.509)       (.613)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.16       $10.29       $10.48       $10.52       $10.72
-------------------------------------------------------------------------------------------------------
Total Return                                  4.04%        2.97%        4.38%        2.96%        8.78%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $10,159      $10,281       $5,363       $5,335       $6,031
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.11%        0.11%        0.13%        0.13%        0.17%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.24%        4.77%        4.68%        4.80%        5.54%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   18%          38%          53%          64%          65%
-------------------------------------------------------------------------------------------------------

Long-Term Treasury Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.40       $11.76       $11.52       $11.66       $10.84
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .547         .563         .574         .562         .585
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.356)       (.218)        .314        (.001)        .973
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .191         .345         .888         .561        1.558
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.547)       (.563)       (.574)       (.562)       (.585)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains    (.054)       (.142)       (.074)       (.139)       (.153)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.601)       (.705)       (.648)       (.701)       (.738)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.99       $11.40       $11.76       $11.52       $11.66
-------------------------------------------------------------------------------------------------------
Total Return                                  1.80%        2.98%        8.01%        4.94%       14.77%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,262       $1,419       $1,490       $1,471       $1,677
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.26%        0.26%        0.24%        0.26%        0.28%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.96%        4.82%        5.02%        4.81%        5.19%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   68%          25%          38%          64%         100%
-------------------------------------------------------------------------------------------------------

Long-Term Treasury Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.40       $11.76       $11.52       $11.66       $10.84
--------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------
Net Investment Income                         .564         .581         .588         .577         .599
--------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.356)       (.218)        .314        (.001)        .973
--------------------------------------------------------------------------------------------------------
Total from Investment Operations              .208         .363         .902         .576        1.572
--------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.564)       (.581)       (.588)       (.577)       (.599)
--------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains    (.054)       (.142)       (.074)       (.139)       (.153)
--------------------------------------------------------------------------------------------------------
Total Distributions                          (.618)       (.723)       (.662)       (.716)       (.752)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.99       $11.40       $11.76       $11.52       $11.66
--------------------------------------------------------------------------------------------------------
Total Return                                  1.96%        3.14%        8.15%        5.07%       14.92%
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)          $863         $809         $436         $450         $536
--------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.12%        0.13%        0.15%
--------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.12%        4.99%        5.15%        4.94%        5.34%
--------------------------------------------------------------------------------------------------------
Turnover Rate                                   68%          25%          38%          64%         100%
--------------------------------------------------------------------------------------------------------

Long-Term Investment-Grade Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.37        $9.76        $9.40        $9.20        $8.76
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .521         .515         .521         .526         .553
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.220)       (.390)        .360         .200         .440
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .301         .125         .881         .726         .993
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.521)       (.515)       (.521)       (.526)       (.553)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --           --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.521)       (.515)       (.521)       (.526)       (.553)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.15        $9.37        $9.76        $9.40        $9.20
-------------------------------------------------------------------------------------------------------
Total Return                                  3.39%        1.27%        9.77%        8.09%       11.75%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $4,196       $4,219       $4,328       $3,944       $3,733
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.25%        0.25%        0.25%        0.28%        0.31%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.73%        5.35%        5.58%        5.64%        6.24%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   15%           9%          16%          11%          33%
-------------------------------------------------------------------------------------------------------

Long-Term Investment-Grade Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.37        $9.76        $9.40        $9.20        $8.76
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .533         .527         .531         .535         .561
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.220)       (.390)        .360         .200         .440
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .313         .137         .891         .735        1.001
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.533)       (.527)       (.531)       (.535)       (.561)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --           --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.533)       (.527)       (.531)       (.535)       (.561)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.15        $9.37        $9.76        $9.40        $9.20
-------------------------------------------------------------------------------------------------------
Total Return                                  3.53%        1.40%        9.89%        8.19%       11.85%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,535       $1,430         $704         $618         $571
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.12%        0.12%        0.14%        0.19%        0.23%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.86%        5.48%        5.69%        5.73%        6.30%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   15%           9%          16%          11%          33%
-------------------------------------------------------------------------------------------------------

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Investor Shares

To open and maintain an account.  $3,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.

Account Minimums for Admiral Shares

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # ." For a list of Fund numbers (for Funds and share classes in this prospectus), see Contacting Vanguard.

Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Earning Dividends
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

Other Purchase Rules You Should Know

Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions

If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

Conversions From Investor Shares Into Admiral Shares
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.


Self-directed conversions. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Tenure conversions. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


Automatic conversions. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.


Conversions Into Institutional Shares

You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the same Fund (if available), provided that your account balance in the Fund is at least $5 million. Automatic conversions do not apply to accounts that qualify for Institutional Shares. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.



Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Admiral Shares, the Fund may automatically convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


Redeeming Shares


How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.



By writing a check. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Earning Dividends
Shares continue earning dividends until the business day following your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.

Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know


Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.

Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:


.. The fund name and account number.


.. The amount of the transaction (stated in dollars, shares, or percentage).


Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.


The requirements vary among types of accounts and transactions.


*Call Vanguard for specific signature-guarantee requirements.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.



Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


Low-Balance Accounts

All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.



Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard Bond Funds twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisors.


.. Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)        For exchange transactions (subject to limitations)
 /800-662-6273          Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
----------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        : Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------


Fund Numbers
Please use the specific fund number when contacting us:

                                              Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Vanguard Short-Term Treasury Fund                          32             532
-------------------------------------------------------------------------------
Vanguard Short-Term Federal Fund                           49             549
-------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund                  39             539
-------------------------------------------------------------------------------
Vanguard Intermediate-Term Treasury Fund                   35             535
-------------------------------------------------------------------------------
Vanguard Intermediate-Term Investment-Grade Fund           71             571
-------------------------------------------------------------------------------
Vanguard GNMA Fund                                         36             536
-------------------------------------------------------------------------------
Vanguard Long-Term Treasury Fund                           83             583
-------------------------------------------------------------------------------
Vanguard Long-Term Investment-Grade Fund                   28             568
-------------------------------------------------------------------------------





Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


Maturity. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

[SHIP GRAPHIC] VANGUARD(R)
P.O. Box 2600
Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard Bond Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2368

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P028 052007

Vanguard/(R)/ Bond Funds

>  Prospectus

Investor Shares for Participants

May 31, 2007


Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund
Vanguard Long-Term Investment-Grade Fund

This prospectus contains financial data for the Funds through the fiscal year ended January 31, 2007.



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


An Introduction to
Vanguard Bond Funds       1       More on the Funds                        28
-------------------------------------------------------------------------------
Vanguard Fund Profiles    2       The Funds and Vanguard                   41
-------------------------------------------------------------------------------
 Short-Term Treasury Fund 2       Investment Advisors                      41
-------------------------------------------------------------------------------
 Short-Term Federal Fund  5       Dividends, Capital Gains, and Taxes      44
-------------------------------------------------------------------------------
 Short-Term               8       Share Price                              44
 Investment-Grade Fund
-------------------------------------------------------------------------------
 Intermediate-Term       12       Financial Highlights                     45
 Treasury Fund
-------------------------------------------------------------------------------
 Intermediate-Term       15       Investing With Vanguard                  55
 Investment-Grade Fund
-------------------------------------------------------------------------------
 GNMA Fund               18       Accessing Fund Information by Computer   57
-------------------------------------------------------------------------------
 Long-Term Treasury Fund 22       Glossary of Investment Terms             58
-------------------------------------------------------------------------------
 Long-Term               25
 Investment-Grade Fund
-------------------------------------------------------------------------------



Why Reading This Prospectus Is Important

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk (R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Vanguard Bond Funds

The Vanguard Bond Funds are ten separate mutual funds, eight of which are offered through this prospectus (Vanguard High-Yield Corporate Fund and Vanguard Inflation-Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide current income by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Investment-Grade Fund generally providing the most income.


                                                            Dollar-Weighted
Fund                           Primary Investments          Average Maturity
-------------------------------------------------------------------------------
Short-Term Treasury            U.S. Treasury bonds          1-4 years
-------------------------------------------------------------------------------
Short-Term Federal             U.S. government agency bonds 1-4 years
-------------------------------------------------------------------------------
Short-Term Investment-Grade    Investment-grade bonds       1-4 years
-------------------------------------------------------------------------------
Intermediate-Term Treasury     U.S. Treasury bonds          5-10 years
-------------------------------------------------------------------------------
Intermediate-Term              Investment-grade bonds       5-10 years
Investment-Grade
-------------------------------------------------------------------------------
GNMA                           GNMA mortgage certificates   Generally 3-10 years
-------------------------------------------------------------------------------
Long-Term Treasury             U.S. Treasury bonds       15-30 years
-------------------------------------------------------------------------------
Long-Term Investment-Grade     Investment-grade bonds    15-25 years
-------------------------------------------------------------------------------


On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus.

Fund Profile--Vanguard Short-Term Treasury Fund


Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies

The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Funds.



Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    6.39
1998    7.36
1999    1.85
2000    8.83
2001    7.80
2002    8.02
2003    2.38
2004    1.03
2005    1.77
2006    3.77
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.41%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.92% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.34% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                    1 Year   5 Years  10 Years
-------------------------------------------------------------------------------
Vanguard Short-Term Treasury Fund Investor Shares     3.77%     3.36%     4.88%
-------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Treasury Bond Index
(reflects no deduction for fees or expenses)          3.75%     3.20%     4.98%
-------------------------------------------------------------------------------



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.23%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.26%
-------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27            $84          $146           $331
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $3.5 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  October 28, 1991
--------------------------------------------------------------------------------
Newspaper Abbreviation          STTsry
--------------------------------------------------------------------------------
Vanguard Fund Number            32
--------------------------------------------------------------------------------
Cusip Number                    922031703
--------------------------------------------------------------------------------
Ticker Symbol                   VFISX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Short-Term Federal Fund

Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.

Primary Investment Strategies

The Fund invests at least 80% of its assets in short-term bonds issued by the U.S. government and its agencies and instrumentalities, many of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be very low for the Fund because it invests only in bonds issued by U.S. government agencies and instrumentalities.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    6.46
1998    7.22
1999    2.07
2000    9.18
2001    8.61
2002    7.61
2003    1.99
2004    1.36
2005    1.80
2006    4.32
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.60%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.74% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.50% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                   1 Year    5 Years  10 Years
--------------------------------------------------------------------------------
Vanguard Short-Term Federal Fund Investor Shares     4.32%      3.39%     5.02%
-------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Government Bond
Index (reflects no deduction for fees or expenses)   4.02%      3.35%     5.09%
-------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.17%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.20%
-------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$20           $64           $113          $255
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $2.6 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  December 31, 1987
--------------------------------------------------------------------------------
Newspaper Abbreviation          STFed
--------------------------------------------------------------------------------
Vanguard Fund Number            49
--------------------------------------------------------------------------------
Cusip Number                    922031604
--------------------------------------------------------------------------------
Ticker Symbol                   VSGBX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Short-Term Investment-Grade Fund


Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Funds.

Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    6.95
1998    6.59
1999    3.30
2000    8.17
2001    8.14
2002    5.22
2003    4.20
2004    2.11
2005    2.20
2006    4.99
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.57%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.34% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.30% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                 1 Year     5 Years   10 Years
-------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund
Investor Shares                                    4.99%       3.74%      5.16%
-------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Credit  Index
(reflects no deduction for fees or expenses)       4.69%       4.52%      5.79%
-------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.18%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.21%
-------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$22           $68           $118          $268
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $17.8 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  October 29, 1982
--------------------------------------------------------------------------------
Newspaper Abbreviation          STIGrade
--------------------------------------------------------------------------------
Vanguard Fund Number            39
--------------------------------------------------------------------------------
Cusip Number                    922031406
--------------------------------------------------------------------------------
Ticker Symbol                   VFSTX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Intermediate-Term Treasury Fund


Investment Objective
The Fund seeks to provide a moderate and sustainable level of current income.


Primary Investment Strategies
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    8.96
1998   10.61
1999   -3.52
2000   14.03
2001    7.55
2002   14.15
2003    2.37
2004    3.40
2005    2.32
2006    3.14
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.62%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.32% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.22% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                 1 Year     5 Years    10 Years
-------------------------------------------------------------------------------
Vanguard Intermediate-Term Treasury Fund
Investor Shares                                    3.14%       4.98%       6.16%
-------------------------------------------------------------------------------
Lehman Brothers 5-10 Year U.S. Treasury Bond Index
(reflects no deduction for fees or expenses)       2.83%       4.90%       6.21%
-------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.23%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.26%
-------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27           $84           $146          $331
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $4 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  October 28, 1991
--------------------------------------------------------------------------------
Newspaper Abbreviation          ITTsry
--------------------------------------------------------------------------------
Vanguard Fund Number            35
--------------------------------------------------------------------------------
Cusip Number                    922031802
--------------------------------------------------------------------------------
Ticker Symbol                   VFITX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Intermediate-Term Investment-Grade Fund


Investment Objective
The Fund seeks to provide a moderate and sustainable level of current income.


Primary Investment Strategies
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    8.93
1998    8.30
1999   -1.53
2000   10.70
2001    9.42
2002   10.28
2003    6.29
2004    4.75
2005    1.97
2006    4.43
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.69%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.50% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.21% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                  1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares                                     4.43%       5.51%      6.29%
------------------------------------------------------------------------------
Lehman Brothers 5-10 Year U.S. Credit Index
(reflects no deduction for fees or expenses)        4.28%       6.36%      6.78%
------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.18%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.21%
-------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$22           $68           $118          $268
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $5.2 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  November 1, 1993
--------------------------------------------------------------------------------
Newspaper Abbreviation          ITIGrade
--------------------------------------------------------------------------------
Vanguard Fund Number            71
--------------------------------------------------------------------------------
Cusip Number                    922031885
--------------------------------------------------------------------------------
Ticker Symbol                   VFICX
--------------------------------------------------------------------------------



Fund Profile--Vanguard GNMA Fund


Investment Objective
The Fund seeks to provide a moderate level of current income.


Primary Investment Strategies

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most U.S.

government agencies, other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years). For more information, see "Security Selection" under More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage securities held by the Fund. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997    9.47
1998    7.14
1999    0.78
2000   11.22
2001    7.94
2002    9.68
2003    2.49
2004    4.13
2005    3.33
2006    4.33
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.31%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.03% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.24% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
Vanguard GNMA Fund Investor Shares                4.33%      4.76%       6.00%
--------------------------------------------------------------------------------
Lehman Brothers GNMA Bond Index
(reflects no deduction for fees or expenses)      4.61%      4.72%       6.10%
--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.18%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.21%
-------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$22           $68           $118          $268
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $23 billion
--------------------------------------------------------------------------------
Investment Advisor              Wellington Management Company, LLP, Boston,
                                Mass., since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  June 27, 1980
--------------------------------------------------------------------------------
Newspaper Abbreviation          GNMA
--------------------------------------------------------------------------------
Vanguard Fund Number            36
--------------------------------------------------------------------------------
Cusip Number                    922031307
--------------------------------------------------------------------------------
Ticker Symbol                   VFIIX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Long-Term Treasury Fund


Investment Objective
The Fund seeks to provide a high and sustainable level of current income.


Primary Investment Strategies
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997   13.90
1998   13.05
1999   -8.66
2000   19.72
2001    4.31
2002   16.67
2003    2.68
2004    7.12
2005    6.61
2006    1.74
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 0.90%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.64% (quarter ended September 30, 2002), and the lowest return for a quarter was -5.23% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                  1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
Vanguard Long-Term Treasury Fund Investor Shares    1.74%      6.84%       7.41%
--------------------------------------------------------------------------------
Lehman Brothers Long U.S. Treasury Bond Index
(reflects no deduction for fees or expenses)        1.85%      6.94%       7.65%
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.23%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.26%
-------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27           $84           $146          $331
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $2.1 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  May 19, 1986
--------------------------------------------------------------------------------
Newspaper Abbreviation          LTTsry
--------------------------------------------------------------------------------
Vanguard Fund Number            83
--------------------------------------------------------------------------------
Cusip Number                    922031505
--------------------------------------------------------------------------------
Ticker Symbol                   VUSTX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Long-Term Investment-Grade Fund


Investment Objective
The Fund seeks to provide a high and sustainable level of current income.


Primary Investment Strategies
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be intermediate- and long-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund. To minimize the impact of call/prepayment risk, the advisor generally seeks to purchase bonds that have reasonable protection from being called.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

1997   13.79
1998    9.21
1999   -6.23
2000   11.76
2001    9.57
2002   13.22
2003    6.26
2004    8.94
2005    5.13
2006    2.86
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 0.64%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -5.01% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                  1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
Vanguard Long-Term Investment-Grade Fund
Investor Shares                                     2.86%       7.22%      7.30%
-------------------------------------------------------------------------------
Lehman Brothers Long Credit A or Better Bond Index
(reflects no deduction for fees or expenses)        3.19%       7.45%      7.54%
-------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.22%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.25%
-------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $5.7 billion
--------------------------------------------------------------------------------
Investment Advisor              Wellington Management Company, LLP, Boston,
                                Mass., since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  July 9, 1973
--------------------------------------------------------------------------------
Newspaper Abbreviation          LTIGrade
--------------------------------------------------------------------------------
Vanguard Fund Number            28
--------------------------------------------------------------------------------
Cusip Number                    922031109
--------------------------------------------------------------------------------
Ticker Symbol                   VWESX
--------------------------------------------------------------------------------



More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, each Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders.

Market Exposure

FLAG
Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase      Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955      $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858       1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786       1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or any Fund in particular.

================================================================================
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
================================================================================

Changes in interest rates will affect bond income as well as bond prices.


FLAG
Each Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

================================================================================
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
================================================================================

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.


FLAG
Each Fund (other than the GNMA Fund) is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Call risk should be low for the Intermediate-Term Investment-Grade Fund and the various Short-Term and Treasury Funds, and moderate for the Long-Term Investment-Grade Fund.

================================================================================
 Plain Talk About Callable Bonds

 Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
================================================================================


FLAG
Each Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Prepayment risk is high for the GNMA Fund, and low for the other Funds.


FLAG
Each Fund (other than the Short-, Intermediate-, and Long-Term Treasury Funds and the GNMA Fund) is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

================================================================================
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
================================================================================


In absolute terms, the credit quality of each Fund is high or upper-medium, and, therefore, credit risk should be low. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds (which invest primarily in U.S. Treasury-issued or Treasury-backed securities) have the lowest credit risk--and generally the lowest yields--among the Funds. By contrast, the Short-Term Investment-Grade, Intermediate-Term Investment-Grade, and Long-Term Investment-Grade Funds generally have the highest credit risk--and generally the highest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc., as of January 31, 2007.



Fund                                Average Quality
------------------------------------------------------------------
Short-Term Treasury                 Aaa
------------------------------------------------------------------
Short-Term Federal                  Aaa
------------------------------------------------------------------
Short-Term Investment-Grade         Aa2
------------------------------------------------------------------
Intermediate-Term Treasury          Aaa
------------------------------------------------------------------
Intermediate-Term Investment-Grade  Aa3
------------------------------------------------------------------
GNMA                                Aaa
------------------------------------------------------------------
Long-Term Treasury                  Aaa
------------------------------------------------------------------
Long-Term Investment-Grade          A1
------------------------------------------------------------------



The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.

Credit Ratings of the Funds' Investments (Percentage of Fund Assets)

                           Issued or Backed      High or                                 Non
                        by U.S. Gov't., Its      Highest     Upper                Investment
                              Agencies, and      Quality    Medium    Medium        Grade or
Fund                      Instrumentalities (Non-Gov't.)   Quality   Quality         Unrated
--------------------------------------------------------------------------------------------
Short-Term Treasury                    100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Short-Term Federal                     100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Short-Term                            --------At least 65%--------   No more         No more
Investment-Grade                                                    than 30%         than 5%
--------------------------------------------------------------------------------------------
Intermediate-Term Treasury             100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Intermediate-Term Investment Grade    --------At least 65%--------   No more         No more
                                                                    than 30%         than 5%
--------------------------------------------------------------------------------------------
GNMA                                   100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Long-Term Treasury                     100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Long-Term Investment-Grade            --------At least 65%--------   No more         No more
                                                                    than 30%         than 5%
--------------------------------------------------------------------------------------------


Each of the Investment-Grade Funds may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated fixed income securities, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below, and unrated bonds are those that are not rated by any independent rating agency.

To a limited extent, the Investment-Grade Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.



FLAG
Each Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

================================================================================
 Plain Talk About Types of Bonds

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.
================================================================================

The following summary table is provided to help you distinguish among the Funds and their various risks.


                                           Risks of the Funds
                             --------------------------------------------------
                                          Interest        Call/
                                 Income       Rate   Prepayment
Fund                               Risk       Risk         Risk    Credit Risk
------------------------------------------------------------------------------
Short-Term Treasury                High        Low          Low       Very Low
-------------------------------------------------------------------------------
Short-Term Federal                 High        Low          Low       Very Low
-------------------------------------------------------------------------------
Short-Term Investment-Grade        High        Low          Low            Low
-------------------------------------------------------------------------------
Intermediate-Term Treasury     Moderate   Moderate          Low       Very Low
-------------------------------------------------------------------------------
Intermediate-Term              Moderate   Moderate          Low            Low
Investment-Grade
-------------------------------------------------------------------------------
GNMA                           Moderate   Moderate         High       Very Low
-------------------------------------------------------------------------------
Long-Term Treasury                  Low       High          Low       Very Low
-------------------------------------------------------------------------------
Long-Term Investment-Grade          Low       High     Moderate            Low
-------------------------------------------------------------------------------

Security Selection
The grid that follows shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.


                                                                              Short-,
                                            Short-,                    Intermediate-,
                                     Intermediate-,                     and Long-Term
                                      and Long-Term      Short-Term       Investment-          GNMA
                                     Treasury Funds    Federal Fund       Grade Funds          Fund
----------------------------------------------------------------------------------------------------
Corporate Debt Obligations                                                        .
----------------------------------------------------------------------------------------------------
U.S. Government & Agency Bonds              .                 .                   .             .
----------------------------------------------------------------------------------------------------
State & Municipal Bonds                                                           .
----------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                  .                 .                   .             .
----------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                       .                 .                   .             .
----------------------------------------------------------------------------------------------------
Cash Investments Including
Repurchase Agreements                       ./1/              ./1/                .             ./1/
----------------------------------------------------------------------------------------------------
Futures, Options, and Other Derivatives     .                 .                   .             .
-----------------------------------------------------------------------------------------------------
Asset-Backed Securities                                       .                   .
-----------------------------------------------------------------------------------------------------
International Dollar-Denominated Bonds                                            .
-----------------------------------------------------------------------------------------------------
Preferred Stocks                                                                  .
-----------------------------------------------------------------------------------------------------
Convertible Securities                                                            .
-----------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)  .                 .                   .             .
-----------------------------------------------------------------------------------------------------
1 Only repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.


.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.


.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

================================================================================
 Plain Talk About U.S. Government-Sponsored Entities

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
================================================================================


.. State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.

.. Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisors believe that these risks can be controlled through careful security selection and monitoring.

.. Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.

.. International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Fund owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S investors.

.. Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders.

.. Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

.. Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.


Other Investment Policies and Risks

Although the funds invest principally in bonds and other fixed income obligations, each may invest in other types of instruments. The other types of instruments are described as follows.

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

FLAG
Each Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.


Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisors will not use derivatives to change the risks of a fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisors:


.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

================================================================================
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
================================================================================

The Funds are generally managed without regard to tax ramifications.


Vanguard may invest a small portion of the Short-Term, Intermediate-Term and Long-Term Investment Grade Funds' assets in shares of bond exchange-traded funds
(ETFs). ETFs provide returns similar to those of the bonds listed in the index or a subset of the index. Vanguard may purchase ETFs when doing so will facilitate cash management or potentially add value because the instruments are favorable priced.

Vanguard receives no additional revenue from investing Fund assets in Vanguard bond ETFs because Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.



Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

================================================================================
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The Short-Term Treasury Fund, in particular, has experienced high turnover rates in the past. The average turnover rate for domestic bond funds was approximately 104%, as reported by Morningstar, Inc., on January 31, 2007.

================================================================================
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
================================================================================


The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

================================================================================
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================


Investment Advisors

Two investment advisors manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management, LLP, serves as the advisor to the GNMA and Long-Term Investment-Grade Funds. The Vanguard Group, through its Fixed Income Group, serves as the advisor to the other Funds.

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of January 31, 2007, Wellington Management managed approximately $579 billion in assets, including all or part of 16 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average daily net assets for each quarter.

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2007, Vanguard served as advisor for approximately $870 billion in assets.

For the fiscal year ended January 31, 2007, the advisory expenses or fees for each Fund (other than the Long-Term Investment-Grade Fund) represented an effective annual rate of 0.01% of each Fund's average net assets. For the Long-Term Investment-Grade Fund, the advisory expenses represented an effective annual rate of 0.02% of its average net assets.


Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Investment-Grade Funds' advisory agreements or hire a new investment advisor for these Funds--either as a replacement for the existing advisor or as an additional advisor. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide additional investment advisory services to the GNMA and Long-Term Investment-Grade Funds, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangements, see the Funds' most recent semiannual reports to shareholders covering the fiscal period that ends on July 31 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


================================================================================
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, and Long-Term Treasury Funds are:

 Robert F. Auwaerter, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; has managed the Intermediate-Term Investment-Grade Fund since inception; has managed the Short-Term Investment-Grade Fund since 1983; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

 David R. Glocke, Principal of Vanguard. He has worked in investment management since 1991; has managed investment portfolios for Vanguard since 1997; has managed the Short-Term Treasury Fund since 2000; and has managed the Intermediate-Term Treasury and Long-Term Treasury Funds since 2001. Education:
 B.S., University of Wisconsin.

 Ronald M. Reardon, Principal of Vanguard. He has worked in investment management since joining Vanguard in 2001 and has managed the Short-Term Federal Fund since 2005. Education: B.S., The College of New Jersey; M.B.A., University of Rochester.

 The managers primarily responsible for the day-to-day management of the GNMA and Long-Term Investment-Grade Funds are:

 Thomas L. Pappas, CFA, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1987; has assisted in managing the GNMA Fund since 1994; and has co-managed the GNMA Fund since November 2005.
 Education: B.S., Tufts University; M.S., Sloan School of Management, Massachusetts Institute of Technology.

 Michael F. Garrett, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1991; has been with Wellington Management and has assisted in managing the GNMA Fund since 1999; and has co-managed the GNMA Fund since 2006. Education: B.A., Yale University.

 Earl E. McEvoy, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the Long-Term Investment-Grade Fund since 1994.
 Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
================================================================================

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

================================================================================
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights


The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

================================================================================
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Short-Term Treasury Fund's Investor Shares as an example. The Investor Shares began fiscal year 2007 with a net asset value (price) of $10.31 per share. During the year, each Investor Share earned $0.436 from investment income (interest). There was a decline of $0.05 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.386 per share from investment operations.

 Shareholders received $0.436 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.26, reflecting earnings of $0.386 per share and distributions of $0.436 per share. This was a decrease of $0.05 per share (from $10.31 at the beginning of the year to $10.26 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.82% for the year.

 As of January 31, 2007, the Investor Shares had approximately $1.3 billion in net assets. For the year, the expense ratio was 0.26% ($2.60 per $1,000 of net assets), and the net investment income amounted to 4.24% of average net assets. The Fund sold and replaced securities valued at 114% of its net assets.
================================================================================

Short-Term Treasury Fund Investor Shares
                                                                                Year Ended January 31,
                                              --------------------------------------------------------
                                              2007         2006         2005         2004         2003
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.31       $10.45       $10.64       $10.79       $10.54
------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------
Net Investment Income                         .436         .331         .279         .271         .405
------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.050)       (.140)       (.190)        .020         .361
------------------------------------------------------------------------------------------------------
Total from Investment Operations              .386         .191         .089         .291         .766
------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.436)       (.331)       (.279)       (.271)       (.405)
------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains      --            --           --        (.170)       (.111)
------------------------------------------------------------------------------------------------------
Total Distributions                          (.436)       (.331)       (.279)       (.441)       (.516)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.26        $10.31       $10.45       $10.64       $10.79
------------------------------------------------------------------------------------------------------
Total Return                                 3.82%         1.86%        0.85%        2.74%        7.41%
------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $1,328        $1,369       $1,854       $2,028       $2,200
------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                   0.26%         0.26%        0.24%        0.26%        0.28%
------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                           4.24%         3.19%        2.65%        2.52%        3.70%
--------------------------------------------------------------------------------------------------------
Turnover Rate                                 114%           93%         108%         125%         165%
--------------------------------------------------------------------------------------------------------

Short-Term Federal Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.25       $10.39       $10.60       $10.67       $10.50
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .420         .340         .291         .304         .423
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                .010        (.140)       (.189)       (.046)        .302
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .430         .200         .102         .258         .725
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.420)       (.340)       (.291)       (.311)       (.424)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --        (.021)       (.017)       (.131)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.420)       (.340)       (.312)       (.328)       (.555)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.26       $10.25       $10.39       $10.60       $10.67
-------------------------------------------------------------------------------------------------------
Total Return                                  4.29%        1.96%        0.98%        2.45%        7.03%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,514       $1,686       $2,403       $2,604       $2,902
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.20%        0.20%        0.20%        0.22%        0.26%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                            4.10%        3.29%        2.77%        2.86%        3.90%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   89%          51%          49%          81%         136%
-------------------------------------------------------------------------------------------------------

Short-Term Investment-Grade Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.50       $10.63       $10.81       $10.78       $10.82
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .479         .389         .355         .415         .569
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                .031        (.135)       (.173)        .043        (.040)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .510         .254         .182         .458         .529
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.470)       (.384)       (.362)       (.428)       (.569)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --           --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.470)       (.384)       (.362)       (.428)       (.569)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.54       $10.50       $10.63       $10.81       $10.78
-------------------------------------------------------------------------------------------------------
Total Return                                  4.96%        2.44%        1.71%        4.31%        5.04%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)      $10,364       $10,414      $13,049      $11,732       $8,828
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.21%        0.21%        0.18%        0.21%        0.23%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.55%        3.68%        3.31%        3.80%        5.27%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   43%          31%          37%          43%          65%
-------------------------------------------------------------------------------------------------------

Intermediate-Term Treasury Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.85       $11.28       $11.45       $11.69       $11.03
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .499         .509         .504         .483         .571
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.160)       (.354)       (.154)       (.058)        .838
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .339         .155         .350         .425        1.409
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.499)       (.509)       (.504)       (.483)       (.571)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --        (.076)       (.016)       (.182)       (.178)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.499)       (.585)       (.520)       (.665)       (.749)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.69       $10.85       $11.28       $11.45       $11.69
-------------------------------------------------------------------------------------------------------
Total Return                                  3.22%        1.41%        3.14%        3.71%       13.07%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,676       $1,735       $2,169       $2,261       $2,680
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.26%        0.26%        0.24%        0.26%        0.28%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.66%        4.59%        4.45%        4.14%        4.93%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   87%          66%          61%          34%         110%
-------------------------------------------------------------------------------------------------------

Intermediate-Term Investment-Grade Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.73       $10.08       $10.19       $10.06       $ 9.76
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .490         .466         .474         .503         .579
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.071)       (.332)       (.055)        .224         .300
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .419         .134         .419         .727         .879
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.489)       (.466)       (.474)       (.518)       (.579)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --        (.018)       (.055)       (.079)          --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.489)       (.484)       (.529)       (.597)       (.579)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.66       $ 9.73       $10.08       $10.19       $10.06
-------------------------------------------------------------------------------------------------------
Total Return                                  4.45%        1.36%        4.24%        7.38%        9.30%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $2,418       $2,447       $3,219       $2,813       $2,500
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.21%        0.21%        0.20%        0.20%        0.20%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.10%        4.71%        4.70%        4.90%        5.87%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   43%          51%          40%          55%          84%
-------------------------------------------------------------------------------------------------------

GNMA Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.29       $10.48       $10.52       $10.72       $10.44
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .522         .483         .480         .502         .588
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.130)       (.190)       (.040)       (.200)        .300
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .392         .293         .440         .302         .888
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.522)       (.483)       (.480)       (.502)       (.588)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --        (.020)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.522)       (.483)       (.480)       (.502)       (.608)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.16       $10.29       $10.48       $10.52       $10.72
-------------------------------------------------------------------------------------------------------
Total Return                                  3.94%        2.88%        4.31%        2.89%        8.73%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $12,835      $13,905      $18,946      $19,245      $22,113
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.21%        0.21%        0.20%        0.20%        0.22%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.14%        4.67%        4.61%        4.73%        5.51%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   18%          38%          53%          64%          65%
-------------------------------------------------------------------------------------------------------

Long-Term Treasury Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.40       $11.76       $11.52       $11.66       $10.84
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .547         .563         .574         .562         .585
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.356)       (.218)        .314        (.001)        .973
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .191         .345         .888         .561        1.558
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.547)       (.563)       (.574)       (.562)       (.585)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains    (.054)       (.142)       (.074)       (.139)       (.153)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.601)       (.705)       (.648)       (.701)       (.738)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.99       $11.40       $11.76       $11.52       $11.66
-------------------------------------------------------------------------------------------------------
Total Return                                  1.80%        2.98%        8.01%        4.94%       14.77%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,262       $1,419       $1,490       $1,471       $1,677
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.26%        0.26%        0.24%        0.26%        0.28%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.96%        4.82%        5.02%        4.81%        5.19%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   68%          25%          38%          64%         100%
-------------------------------------------------------------------------------------------------------

Long-Term Investment-Grade Fund Investor Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.37        $9.76        $9.40        $9.20        $8.76
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .521         .515         .521         .526         .553
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.220)       (.390)        .360         .200         .440
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .301         .125         .881         .726         .993
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.521)       (.515)       (.521)       (.526)       (.553)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --           --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.521)       (.515)       (.521)       (.526)       (.553)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.15        $9.37        $9.76        $9.40        $9.20
-------------------------------------------------------------------------------------------------------
Total Return                                  3.39%        1.27%        9.77%        8.09%       11.75%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $4,196       $4,219       $4,328       $3,944       $3,733
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.25%        0.25%        0.25%        0.28%        0.31%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.73%        5.35%        5.58%        5.64%        6.24%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   15%           9%          16%          11%          33%
-------------------------------------------------------------------------------------------------------

Investing With Vanguard


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.

You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.


Exchanges

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.

.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


Maturity. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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


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

[SHIP GRAPHIC] VANGUARD(R)
Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Bond Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2368

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I028 052007

Vanguard/(R)/ Bond Funds

>  Prospectus
Admiral/TM /Shares for Participants

May 31, 2007


Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund
Vanguard Long-Term Investment-Grade Fund

This prospectus contains financial data for the Funds through the fiscal year ended January 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


An Introduction to        1       More on the Funds                        28
Vanguard Bond Funds
-------------------------------------------------------------------------------
Vanguard Fund Profiles    2       The Funds and Vanguard                   41
-------------------------------------------------------------------------------
 Short-Term Treasury Fund 2       Investment Advisors                      41
-------------------------------------------------------------------------------
 Short-Term Federal Fund  5       Dividends, Capital Gains, and Taxes      44
-------------------------------------------------------------------------------
 Short-Term               8       Share Price                              44
 Investment-Grade Fund
-------------------------------------------------------------------------------
 Intermediate-Term       12       Financial Highlights                     45
 Treasury Fund
-------------------------------------------------------------------------------
 Intermediate-Term       15       Investing With Vanguard                  55
 Investment-Grade Fund
-------------------------------------------------------------------------------
 GNMA Fund               18       Accessing Fund Information by Computer   57
-------------------------------------------------------------------------------
 Long-Term Treasury Fund 22       Glossary of Investment Terms             58
-------------------------------------------------------------------------------
 Long-Term               25
 Investment-Grade Fund
-------------------------------------------------------------------------------



Why Reading This Prospectus Is Important

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Vanguard Bond Funds

The Vanguard Bond Funds are ten separate mutual funds, eight of which are offered through this prospectus (Vanguard High-Yield Corporate Fund and Vanguard Inflation-Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide current income by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Investment-Grade Fund generally providing the most income.


                                                            Dollar-Weighted
Fund                           Primary Investments          Average Maturity
-------------------------------------------------------------------------------
Short-Term Treasury            U.S. Treasury bonds          1-4 years
-------------------------------------------------------------------------------
Short-Term Federal             U.S. government agency bonds 1-4 years
-------------------------------------------------------------------------------
Short-Term Investment-Grade    Investment-grade bonds       1-4 years
-------------------------------------------------------------------------------
Intermediate-Term Treasury     U.S. Treasury bonds          5-10 years
-------------------------------------------------------------------------------
Intermediate-Term              Investment-grade bonds       5-10 years
Investment-Grade
-------------------------------------------------------------------------------
GNMA                           GNMA mortgage certificates   Generally 3-10 years
-------------------------------------------------------------------------------
Long-Term Treasury             U.S. Treasury bonds          15-30 years
-------------------------------------------------------------------------------
Long-Term Investment-Grade     Investment-grade bonds       15-25 years
-------------------------------------------------------------------------------


On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus.

Fund Profile--Vanguard Short-Term Treasury Fund


Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies

The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Funds.



Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

2002    8.16
2003    2.52
2004    1.16
2005    1.92
2006    3.93
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.45%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.69% (quarter ended September 30, 2002), and the lowest return for a quarter was -1.30% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                      Since
                                         1 Year        5 Years      Inception/1/
--------------------------------------------------------------------------------
Vanguard Short-Term Treasury Fund
Admiral Shares                             3.93%          3.51%           4.08%
--------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Treasury
Bond Index (reflects no deduction for
fees or expenses                           3.75%          3.20%           3.91%
--------------------------------------------------------------------------------
1 Since-inception returns are from February 13, 2001--the inception date of the Admiral Shares--through December 31, 2006.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.07%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.10%
-------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $3.5 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--October 28, 1991
                                Admiral Shares--February 13, 2001
--------------------------------------------------------------------------------
Newspaper Abbreviation          STsryAdml
--------------------------------------------------------------------------------
Vanguard Fund Number            532
--------------------------------------------------------------------------------
Cusip Number                    922031851
--------------------------------------------------------------------------------
Ticker Symbol                   VFIRX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Short-Term Federal Fund


Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies

The Fund invests at least 80% of its assets in short-term bonds issued by the U.S. government and its agencies and instrumentalities, many of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Funds.



Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be very low for the Fund because it invests only in bonds issued by U.S. government agencies and instrumentalities.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

2002    7.67
2003    2.05
2004    1.43
2005    1.89
2006    4.42
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.63%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.28% (quarter ended September 30, 2002), and the lowest return for a quarter was -1.48% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                        Since
                                            1 Year       5 Years    Inception/1/
--------------------------------------------------------------------------------
Vanguard Short-Term Federal Fund
Admiral Shares                                4.42%         3.47%         4.10%
--------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Government
Bond Index (reflects no deduction
for fees or expenses)                         4.02%         3.35%         4.05%
--------------------------------------------------------------------------------
1 Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.07%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.10%
-------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $2.6 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--December 31, 1987
                                Admiral Shares--February 12, 2001
--------------------------------------------------------------------------------
Newspaper Abbreviation          STFedAdml
--------------------------------------------------------------------------------
Vanguard Fund Number            549
--------------------------------------------------------------------------------
Cusip Number                    922031844
--------------------------------------------------------------------------------
Ticker Symbol                   VSGDX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Short-Term Investment-Grade Fund


Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Funds.

Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

2002    5.29
2003    4.28
2004    2.19
2005    2.30
2006    5.11
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.60%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 2.34% (quarter ended September 30, 2006), and the lowest return for a quarter was -1.28% (quarter ended June 30, 2004).



Average Annual Total Returns for Periods Ended December 31, 2006


                                                                        Since
                                            1 Year        5 Years   Inception/1/
--------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund
Admiral Shares                                5.11%          3.82%         4.36%
--------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Credit Index
(reflects no deduction for
fees or expenses)                             4.69%          4.52%         5.15%
--------------------------------------------------------------------------------
1 Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.08%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.02%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.10%
-------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $17.8 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--October 29, 1982
                                Admiral Shares--February 12, 2001
--------------------------------------------------------------------------------
Newspaper Abbreviation          STIGradeAdml
--------------------------------------------------------------------------------
Vanguard Fund Number            539
--------------------------------------------------------------------------------
Cusip Number                    922031836
--------------------------------------------------------------------------------
Ticker Symbol                   VFSUX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Intermediate-Term Treasury Fund


Investment Objective
The Fund seeks to provide a moderate and sustainable level of current income.


Primary Investment Strategies
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

2002   14.29
2003    2.50
2004    3.53
2005    2.47
2006    3.30
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.66%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.35% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.19% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                        Since
                                            1 Year        5 Years   Inception/1/
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Treasury Fund
Admiral Shares                                3.30%          5.12%         5.39%
--------------------------------------------------------------------------------
Lehman Brothers 5-10 Year U.S. Treasury Bond Index
(reflects no deduction for fees
or expenses)                                  2.83%          4.90%         5.20%
--------------------------------------------------------------------------------
1 Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.08%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.02%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.10%
-------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $4 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--October 28, 1991
                                Admiral Shares--February 12, 2001
--------------------------------------------------------------------------------
Newspaper Abbreviation          ITsryAdml
--------------------------------------------------------------------------------
Vanguard Fund Number            535
--------------------------------------------------------------------------------
Cusip Number                    922031828
--------------------------------------------------------------------------------
Ticker Symbol                   VFIUX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Intermediate-Term Investment-Grade Fund


Investment Objective
The Fund seeks to provide a moderate and sustainable level of current income.


Primary Investment Strategies
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

2002   10.35
2003    6.38
2004    4.86
2005    2.07
2006    4.55
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.72%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.51% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.19% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                                        Since
                                            1 Year        5 Years   Inception/1/
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Investment-Grade Fund
Admiral Shares                                4.55%          5.61%         6.02%
--------------------------------------------------------------------------------
Lehman Brothers 5-10 Year U.S. Credit Index
(reflects no deduction for fees
or expenses)                                  4.28%          6.36%         6.65%
--------------------------------------------------------------------------------
1 Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.08%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.02%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.10%
-------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $5.2 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--November 1, 1993
                                Admiral Shares--February 12, 2001
--------------------------------------------------------------------------------
Newspaper Abbreviation          ITIGradeAdml
--------------------------------------------------------------------------------
Vanguard Fund Number            571
--------------------------------------------------------------------------------
Cusip Number                    922031810
--------------------------------------------------------------------------------
Ticker Symbol                   VFIDX
--------------------------------------------------------------------------------


Fund Profile--Vanguard GNMA Fund


Investment Objective
The Fund seeks to provide a moderate level of current income.


Primary Investment Strategies

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most U.S. government agencies, other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years). For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage securities held by the Fund. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

2002    9.73
2003    2.56
2004    4.21
2005    3.42
2006    4.43
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.33%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.66% (quarter ended September 30, 2006), and the lowest return for a quarter was -1.22% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                                        Since
                                            1 Year        5 Years   Inception/1/
--------------------------------------------------------------------------------
Vanguard GNMA Fund Admiral Shares             4.43%          4.84%         5.19%
--------------------------------------------------------------------------------
Lehman Brothers GNMA Bond Index
(reflects no deduction for fees
or expenses)                                  4.61%          4.72%         5.13%
--------------------------------------------------------------------------------
1 Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.08%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.11%
-------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35           $62           $141
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $23 billion
--------------------------------------------------------------------------------
Investment Advisor              Wellington Management Company, LLP, Boston,
                                Mass., since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--June 27, 1980
                                Admiral Shares--February 12, 2001
--------------------------------------------------------------------------------
Newspaper Abbreviation          GNMAAdml
--------------------------------------------------------------------------------
Vanguard Fund Number            536
--------------------------------------------------------------------------------
Cusip Number                    922031794
--------------------------------------------------------------------------------
Ticker Symbol                   VFIJX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Long-Term Treasury Fund


Investment Objective
The Fund seeks to provide a high and sustainable level of current income.


Primary Investment Strategies
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

2002   16.82
2003    2.81
2004    7.25
2005    6.77
2006    1.91
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 0.94%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.68% (quarter ended September 30, 2002), and the lowest return for a quarter was -5.20% (quarter ended June 30, 2004).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                                        Since
                                            1 Year        5 Years   Inception/1/
--------------------------------------------------------------------------------
Vanguard Long-Term Treasury Fund
Admiral Shares                                1.91%          6.99%         6.56%
--------------------------------------------------------------------------------
Lehman Brothers Long U.S. Treasury Bond Index
(reflects no deduction for fees
or expenses)                                  1.85%          6.94%         6.51%
--------------------------------------------------------------------------------
1 Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.08%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.02%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.10%
-------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $2.1 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--May 19, 1986
                                Admiral Shares--February 12, 2001
--------------------------------------------------------------------------------
Newspaper Abbreviation          LTsryAdml
--------------------------------------------------------------------------------
Vanguard Fund Number            583
--------------------------------------------------------------------------------
Cusip Number                    922031786
--------------------------------------------------------------------------------
Ticker Symbol                   VUSUX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Long-Term Investment-Grade Fund


Investment Objective
The Fund seeks to provide a high and sustainable level of current income.


Primary Investment Strategies
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be intermediate- and long-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years. For more information, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund. To minimize the impact of call/prepayment risk, the advisor generally seeks to purchase bonds that have reasonable protection from being called.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
SCALE RANGE -20% to 40%

2002   13.32
2003    6.36
2004    9.06
2005    5.27
2006    2.99
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 0.67%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.98% (quarter ended September 30, 2002), and the lowest return for a quarter was -4.98% (quarter ended June 30, 2004).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                       Since
                                            1 Year        5 Years  Inception/1/
-------------------------------------------------------------------------------
Vanguard Long-Term Investment-Grade Fund
Admiral Shares                                2.99%          7.34%         7.42%
-------------------------------------------------------------------------------
Lehman Brothers Long Credit A or Better Bond Index
(reflects no deduction for fees
or expenses)                                  3.19%          7.45%         7.77%
-------------------------------------------------------------------------------
1 Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.10%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.02%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.12%
-------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of January 31, 2007
--------------------------------------------------------------------------------
Net Assets (all share classes)  $5.7 billion
--------------------------------------------------------------------------------
Investment Advisor              Wellington Management Company, LLP, Boston,
                                Mass., since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on
                                the first business day of each month; capital
                                gains, if any, are distributed annually in
                                December.
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--July 9, 1973
                                Admiral Shares--February 12, 2001
--------------------------------------------------------------------------------
Newspaper Abbreviation          LTIGradeAdml
--------------------------------------------------------------------------------
Vanguard Fund Number            568
--------------------------------------------------------------------------------
Cusip Number                    922031778
--------------------------------------------------------------------------------
Ticker Symbol                   VWETX
--------------------------------------------------------------------------------



More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, each Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders.

Market Exposure

FLAG
Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase      Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955      $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858       1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786       1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or any Fund in particular.

================================================================================
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
================================================================================

Changes in interest rates will affect bond income as well as bond prices.


FLAG
Each Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

================================================================================
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
================================================================================

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.


FLAG
Each Fund (other than the GNMA Fund) is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Call risk should be low for the Intermediate-Term Investment-Grade Fund and the various Short-Term and Treasury Funds, and moderate for the Long-Term Investment-Grade Fund.

================================================================================
 Plain Talk About Callable Bonds

 Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
================================================================================


FLAG
Each Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Prepayment risk is high for the GNMA Fund, and low for the other Funds.


FLAG
Each Fund (other than the Short-, Intermediate-, and Long-Term Treasury Funds and the GNMA Fund) is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

================================================================================
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
================================================================================


In absolute terms, the credit quality of each Fund is high or upper-medium, and, therefore, credit risk should be low. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds (which invest primarily in U.S. Treasury-issued or Treasury-backed securities) have the lowest credit risk--and generally the lowest yields--among the Funds. By contrast, the Short-Term Investment-Grade, Intermediate-Term Investment-Grade, and Long-Term Investment-Grade Funds generally have the highest credit risk--and generally the highest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc., as of January 31, 2007.

Fund                                Average Quality
------------------------------------------------------------------
Short-Term Treasury                 Aaa
------------------------------------------------------------------
Short-Term Federal                  Aaa
------------------------------------------------------------------
Short-Term Investment-Grade         Aa2
------------------------------------------------------------------
Intermediate-Term Treasury          Aaa
------------------------------------------------------------------
Intermediate-Term Investment-Grade  Aa3
------------------------------------------------------------------
GNMA                                Aaa
------------------------------------------------------------------
Long-Term Treasury                  Aaa
------------------------------------------------------------------
Long-Term Investment-Grade          A1
------------------------------------------------------------------



The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.

Credit Ratings of the Funds' Investments (Percentage of Fund Assets)

                           Issued or Backed      High or                                 Non
                        by U.S. Gov't., Its      Highest     Upper                Investment
                              Agencies, and      Quality    Medium    Medium        Grade or
Fund                      Instrumentalities (Non-Gov't.)   Quality   Quality         Unrated
--------------------------------------------------------------------------------------------
Short-Term Treasury                    100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Short-Term Federal                     100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Short-Term                            --------At least 65%--------   No more         No more
Investment-Grade                                                    than 30%         than 5%
--------------------------------------------------------------------------------------------
Intermediate-Term Treasury             100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Intermediate-Term Investment Grade    --------At least 65%--------   No more         No more
                                                                    than 30%         than 5%
--------------------------------------------------------------------------------------------
GNMA                                   100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Long-Term Treasury                     100%            0%       0%        0%              0%
--------------------------------------------------------------------------------------------
Long-Term Investment-Grade            --------At least 65%--------   No more         No more
                                                                    than 30%         than 5%
--------------------------------------------------------------------------------------------


Each of the Investment-Grade Funds may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated fixed income securities, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below, and unrated bonds are those that are not rated by any independent rating agency.

To a limited extent, the Investment-Grade Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.



FLAG
Each Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

================================================================================
 Plain Talk About Types of Bonds

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.
================================================================================

The following summary table is provided to help you distinguish among the Funds and their various risks.



                                           Risks of the Funds
                             --------------------------------------------------
                                          Interest        Call/
                                 Income       Rate   Prepayment
Fund                               Risk       Risk         Risk    Credit Risk
------------------------------------------------------------------------------
Short-Term Treasury                High        Low          Low       Very Low
-------------------------------------------------------------------------------
Short-Term Federal                 High        Low          Low       Very Low
-------------------------------------------------------------------------------
Short-Term Investment-Grade        High        Low          Low            Low
-------------------------------------------------------------------------------
Intermediate-Term Treasury     Moderate   Moderate          Low       Very Low
-------------------------------------------------------------------------------
Intermediate-Term              Moderate   Moderate          Low            Low
Investment-Grade
-------------------------------------------------------------------------------
GNMA                           Moderate   Moderate         High       Very Low
-------------------------------------------------------------------------------
Long-Term Treasury                  Low       High          Low       Very Low
-------------------------------------------------------------------------------
Long-Term Investment-Grade          Low       High     Moderate            Low
-------------------------------------------------------------------------------

Security Selection
The grid that follows shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.


                                                                              Short-,
                                            Short-,                    Intermediate-,
                                     Intermediate-,                     and Long-Term
                                      and Long-Term      Short-Term       Investment-          GNMA
                                     Treasury Funds    Federal Fund       Grade Funds          Fund
----------------------------------------------------------------------------------------------------
Corporate Debt Obligations                                                        .
----------------------------------------------------------------------------------------------------
U.S. Government & Agency Bonds              .                 .                   .             .
----------------------------------------------------------------------------------------------------
State & Municipal Bonds                                                           .
----------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                  .                 .                   .             .
----------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                       .                 .                   .             .
----------------------------------------------------------------------------------------------------
Cash Investments Including
Repurchase Agreements                       ./1/              ./1/                .             ./1/
----------------------------------------------------------------------------------------------------
Futures, Options, and Other Derivatives     .                 .                   .             .
-----------------------------------------------------------------------------------------------------
Asset-Backed Securities                                       .                   .
-----------------------------------------------------------------------------------------------------
International Dollar-Denominated Bonds                                            .
-----------------------------------------------------------------------------------------------------
Preferred Stocks                                                                  .
-----------------------------------------------------------------------------------------------------
Convertible Securities                                                            .
-----------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)  .                 .                   .             .
-----------------------------------------------------------------------------------------------------
1 Only repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.


.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.


.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

================================================================================
 Plain Talk About U.S. Government-Sponsored Entities

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
================================================================================


.. State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.

.. Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisors believe that these risks can be controlled through careful security selection and monitoring.

.. Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.

.. International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Fund owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S investors.

.. Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders.

.. Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

.. Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.


Other Investment Policies and Risks

Although the funds invest principally in bonds and other fixed income obligations, each may invest in other types of instruments. The other types of instruments are described as follows.

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

FLAG
Each Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.


Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisors will not use derivatives to change the risks of a fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisors:


.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


================================================================================
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
================================================================================


The Funds are generally managed without regard to tax ramifications.


Vanguard may invest a small portion of the Short-Term, Intermediate-Term and Long-Term Investment Grade Funds' assets in shares of bond exchange-traded funds
(ETFs). ETFs provide returns similar to those of the bonds listed in the index or a subset of the index. Vanguard may purchase ETFs when doing so will facilitate cash management or potentially add value because the instruments are favorable priced.

Vanguard receives no additional revenue from investing Fund assets in Vanguard bond ETFs because Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.



Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

================================================================================
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The Short-Term Treasury Fund, in particular, has experienced high turnover rates in the past. The average turnover rate for domestic bond funds was approximately 104%, as reported by Morningstar, Inc., on January 31, 2007.

================================================================================
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
================================================================================


The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

================================================================================
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================


Investment Advisors

Two investment advisors manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management, LLP, serves as the advisor to the GNMA and Long-Term Investment-Grade Funds. The Vanguard Group, through its Fixed Income Group, serves as the advisor to the other Funds.

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of January 31, 2007, Wellington Management managed approximately $579 billion in assets, including all or part of 16 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average daily net assets for each quarter.

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2007, Vanguard served as advisor for approximately $870 billion in assets.

For the fiscal year ended January 31, 2007, the advisory expenses or fees for each Fund (other than the Long-Term Investment-Grade Fund) represented an effective annual rate of 0.01% of each Fund's average net assets. For the Long-Term Investment-Grade Fund, the advisory expenses represented an effective annual rate of 0.02% of its average net assets.


Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Investment-Grade Funds' advisory agreements or hire a new investment advisor for these Funds--either as a replacement for the existing advisor or as an additional advisor. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide additional investment advisory services to the GNMA and Long-Term Investment-Grade Funds, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangements, see the Funds' most recent semiannual reports to shareholders covering the fiscal period that ends on July 31 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


================================================================================
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, and Long-Term Treasury Funds are:

 Robert F. Auwaerter, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; has managed the Intermediate-Term Investment-Grade Fund since inception; has managed the Short-Term Investment-Grade Fund since 1983; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

 David R. Glocke, Principal of Vanguard. He has worked in investment management since 1991; has managed investment portfolios for Vanguard since 1997; has managed the Short-Term Treasury Fund since 2000; and has managed the Intermediate-Term Treasury and Long-Term Treasury Funds since 2001. Education:
 B.S., University of Wisconsin.

 Ronald M. Reardon, Principal of Vanguard. He has worked in investment management since joining Vanguard in 2001 and has managed the Short-Term Federal Fund since 2005. Education: B.S., The College of New Jersey; M.B.A., University of Rochester.

 The managers primarily responsible for the day-to-day management of the GNMA and Long-Term Investment-Grade Funds are:

 Thomas L. Pappas, CFA, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1987; has assisted in managing the GNMA Fund since 1994; and has co-managed the GNMA Fund since November 2005.
 Education: B.S., Tufts University; M.S., Sloan School of Management, Massachusetts Institute of Technology.

 Michael F. Garrett, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1991; has been with Wellington Management and has assisted in managing the GNMA Fund since 1999; and has co-managed the GNMA Fund since 2006. Education: B.A., Yale University.

 Earl E. McEvoy, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the Long-Term Investment-Grade Fund since 1994.
 Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
================================================================================

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

================================================================================
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights


The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

================================================================================
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Short-Term Treasury Fund Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2006 with a net asset value (price) of $10.31 per share. During the year, each Admiral Share earned $0.452 from investment income (interest). There was a decline of $0.05 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.402 per share from investment operations.

 Shareholders received $0.452 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.26, reflecting earnings of $0.402 per share and distributions of $0.452 per share. This was a decrease of $0.05 per share (from $10.31 at the beginning of the year to $10.26 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.98% for the year.

 As of January 31, 2007, the Admiral Shares had approximately $2.2 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 4.40% of average net assets. The Fund sold and replaced securities valued at 114% of its net assets.
================================================================================

Short-Term Treasury Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.31       $10.45       $10.64       $10.79       $10.54
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .452         .348         .292         .285         .419
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.050)       (.140)       (.190)        .020         .361
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .402         .208         .102         .305         .780
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.452)       (.348)       (.292)       (.285)       (.419)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --        (.170)       (.111)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.452)       (.348)       (.292)       (.455)       (.530)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.26       $10.31       $10.45       $10.64       $10.79
-------------------------------------------------------------------------------------------------------
Total Return                                  3.98%        2.02%        0.97%        2.88%        7.55%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $2,179       $1,964       $1,605       $1,657       $1,933
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.12%        0.13%        0.15%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.40%        3.35%        2.77%        2.65%        3.83%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                  114%          93%         108%         125%         165%
-------------------------------------------------------------------------------------------------------

Short-Term Federal Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.25       $10.39       $10.60       $10.67       $10.50
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .431         .350         .300         .310         .428
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                .010        (.140)       (.189)       (.046)        .302
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .441         .210         .111         .264         .730
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.431)       (.350)       (.300)       (.317)       (.429)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --        (.021)       (.017)       (.131)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.431)       (.350)       (.321)       (.334)       (.560)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.26       $10.25       $10.39       $10.60       $10.67
-------------------------------------------------------------------------------------------------------
Total Return                                  4.39%        2.06%        1.06%        2.51%        7.08%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,063         $993         $690         $662         $669
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.12%        0.17%        0.22%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.20%        3.39%        2.86%        2.91%        3.94%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   89%          51%          49%          81%         136%
-------------------------------------------------------------------------------------------------------

Short-Term Investment-Grade Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.50       $10.63       $10.81       $10.78       $10.82
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .490         .400         .363         .423         .575
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                .031        (.135)       (.173)        .043        (.040)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .521         .265         .190         .466         .535
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.481)       (.395)       (.370)       (.436)       (.575)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --           --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.481)       (.395)       (.370)       (.436)       (.575)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.54       $10.50       $10.63       $10.81       $10.78
-------------------------------------------------------------------------------------------------------
Total Return                                  5.07%        2.55%        1.79%        4.40%        5.11%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $6,993       $6,733       $4,254       $3,907       $2,732
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.11%        0.13%        0.17%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.66%        3.79%        3.38%        3.87%        5.30%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   43%          31%          37%          43%          65%
-------------------------------------------------------------------------------------------------------

Intermediate-Term Treasury Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.85       $11.28       $11.45       $11.69       $11.03
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .516         .526         .518         .498         .586
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.160)       (.354)       (.154)       (.058)        .838
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .356         .172         .364         .440        1.424
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.516)       (.526)       (.518)       (.498)       (.586)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --        (.076)       (.016)       (.182)       (.178)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.516)       (.602)       (.534)       (.680)       (.764)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.69       $10.85       $11.28       $11.45       $11.69
-------------------------------------------------------------------------------------------------------
Total Return                                  3.38%        1.56%        3.27%        3.85%       13.22%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $2,274       $2,093       $1,665       $1,694       $1,979
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.12%        0.13%        0.15%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    4.82%        4.75%        4.58%        4.27%        5.10%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   87%          66%          61%          34%         110%
-------------------------------------------------------------------------------------------------------

Intermediate-Term Investment-Grade Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.73       $10.08       $10.19       $10.06       $ 9.76
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .501         .477         .484         .512         .585
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.071)       (.332)       (.055)        .224         .300
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .430         .145         .429         .736         .885
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.500)       (.477)       (.484)       (.527)       (.585)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --        (.018)       (.055)       (.079)          --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.500)       (.495)       (.539)       (.606)       (.585)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.66       $ 9.73       $10.08       $10.19       $10.06
-------------------------------------------------------------------------------------------------------
Total Return                                  4.57%        1.47%        4.34%        7.48%        9.37%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $2,794       $2,550       $1,528       $1,318       $1,044
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.10%        0.11%        0.14%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.21%        4.82%        4.80%        4.99%        5.91%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   43%          51%          40%          55%          84%
-------------------------------------------------------------------------------------------------------

GNMA Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.29       $10.48       $10.52       $10.72       $10.44
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .532         .492         .487         .509         .593
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.130)       (.190)       (.040)       (.200)        .300
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .402         .302         .447         .309         .893
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.532)       (.492)       (.487)       (.509)       (.593)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --        (.020)
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.532)       (.492)       (.487)       (.509)       (.613)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.16       $10.29       $10.48       $10.52       $10.72
-------------------------------------------------------------------------------------------------------
Total Return                                  4.04%        2.97%        4.38%        2.96%        8.78%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $10,159      $10,281       $5,363       $5,335       $6,031
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.11%        0.11%        0.13%        0.13%        0.17%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.24%        4.77%        4.68%        4.80%        5.54%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   18%          38%          53%          64%          65%
-------------------------------------------------------------------------------------------------------

Long-Term Treasury Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.40       $11.76       $11.52       $11.66       $10.84
--------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------
Net Investment Income                         .564         .581         .588         .577         .599
--------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.356)       (.218)        .314        (.001)        .973
--------------------------------------------------------------------------------------------------------
Total from Investment Operations              .208         .363         .902         .576        1.572
--------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.564)       (.581)       (.588)       (.577)       (.599)
--------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains    (.054)       (.142)       (.074)       (.139)       (.153)
--------------------------------------------------------------------------------------------------------
Total Distributions                          (.618)       (.723)       (.662)       (.716)       (.752)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.99       $11.40       $11.76       $11.52       $11.66
--------------------------------------------------------------------------------------------------------
Total Return                                  1.96%        3.14%        8.15%        5.07%       14.92%
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)          $863         $809         $436         $450         $536
--------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.10%        0.10%        0.12%        0.13%        0.15%
--------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.12%        4.99%        5.15%        4.94%        5.34%
--------------------------------------------------------------------------------------------------------
Turnover Rate                                   68%          25%          38%          64%         100%
--------------------------------------------------------------------------------------------------------

Long-Term Investment-Grade Fund Admiral Shares
                                                                                Year Ended January 31,
                                     ------------------------------------------------------------------
                                              2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.37        $9.76        $9.40        $9.20        $8.76
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                         .533         .527         .531         .535         .561
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                               (.220)       (.390)        .360         .200         .440
-------------------------------------------------------------------------------------------------------
Total from Investment Operations              .313         .137         .891         .735        1.001
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.533)       (.527)       (.531)       (.535)       (.561)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --           --           --           --           --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (.533)       (.527)       (.531)       (.535)       (.561)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.15        $9.37        $9.76        $9.40        $9.20
-------------------------------------------------------------------------------------------------------
Total Return                                  3.53%        1.40%        9.89%        8.19%       11.85%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)        $1,535       $1,430         $704         $618         $571
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                    0.12%        0.12%        0.14%        0.19%        0.23%
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                    5.86%        5.48%        5.69%        5.73%        6.30%
-------------------------------------------------------------------------------------------------------
Turnover Rate                                   15%           9%          16%          11%          33%
-------------------------------------------------------------------------------------------------------

Investing With Vanguard


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.

You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.


Exchanges

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.

.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


Maturity. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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


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

[SHIP GRAPHIC] VANGUARD(R)
Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Bond Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2368

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I528 052007

Vanguard/(R)/ High-Yield Corporate Fund

>  Prospectus

Investor Shares & Admiral(TM) Shares

May 31, 2007


                                                  [SHIP LOGO] [VANGUARD(R) LOGO]



This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

------------------------------------------------------------------------------------
Fund Profile                            1       Investing With Vanguard          23
------------------------------------------------------------------------------------
More on the Fund                        7        Purchasing Shares               23
------------------------------------------------------------------------------------
 The Fund and Vanguard                 15        Converting Shares               26
------------------------------------------------------------------------------------
 Investment Advisor                    15        Redeeming Shares                27
------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes   16        Exchanging Shares               32
------------------------------------------------------------------------------------
 Share Price                           19        Frequent-Trading Limits         32
------------------------------------------------------------------------------------
Financial Highlights                   20        Other Rules You Should Know     34
------------------------------------------------------------------------------------
                                                 Fund and Account Updates        37
------------------------------------------------------------------------------------
                                                 Contacting Vanguard             39
------------------------------------------------------------------------------------
                                                Glossary of Investment Terms     41
------------------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for:

- SIMPLE IRAs and 403(b)(7) custodial accounts;

- Other retirement plan accounts receiving special administrative services from Vanguard; or

- Accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

FUND PROFILE


Investment Objective
The Fund seeks to provide a high level of current income.


Primary Investment Strategies
The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc. (Moody's); have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Fund's advisor. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities. For more information, see "Security Selection" under More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Fund's performance could be hurt by:

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests mainly in bonds with medium- and lower-range credit quality ratings.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Fund before you purchase shares.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
[BAR CHART: SCALE -20% TO 30%]

                             1997      11.91
                             1998       5.62
                             1999       2.55
                             2000      -0.88
                             2001       2.90
                             2002       1.73
                             2003      17.20
                             2004       8.52
                             2005       2.77
                             2006       8.24

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 2.25%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 5.98% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.22% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                               1 Year           5 Years          10 Years
----------------------------------------------------------------------------------------------------------
Vanguard High-Yield Corporate Fund Investor Shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                              8.24%             7.55%             5.93%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              5.58              4.71              2.75
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares      5.27              4.73              3.04
----------------------------------------------------------------------------------------------------------
Vanguard High-Yield Corporate Fund Admiral Shares/1/
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                              8.38%             7.65                --
----------------------------------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
(reflects no deduction for fees, expenses, or taxes)            11.85%            10.18%             6.59%
----------------------------------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on November 12, 2001, through December 31, 2006, the average annual total returns were 7.56% for the Admiral Shares and 10.41% for the Lehman Brothers
  High-Yield Bond Index.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.


Shareholder Fees
(Fees paid directly from your investment)

                                                                   Investor Shares                Admiral Shares
-----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None                           None
-----------------------------------------------------------------------------------------------------------------
Purchase Fee                                                       None                           None
-----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None                           None
-----------------------------------------------------------------------------------------------------------------
Redemption Fee/1/                                                  1%/2/                          1%/2/
-----------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
                                                                   Investor Shares                Admiral Shares
-----------------------------------------------------------------------------------------------------------------
Management Expenses                                                0.24%                          0.12%
-----------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None                           None
-----------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.02%                          0.01%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               0.26%                          0.13%
-----------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the
  Fund. Shares held for one year or more are not subject to the 1% fee.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $27       $84      $146        $331
----------------------------------------------------------
Admiral Shares          13        42        73         166
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard High-Yield Corporate Fund's expense ratios in fiscal year 2007 were as follows: for Investor Shares, 0.26%, or $2.60 per $1,000 of average net assets; for Admiral Shares, 0.13%, or $1.30 per $1,000 of average net assets. The average high-current-yield fund had expenses in 2006 of
 1.28%, or $12.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
As of January 31, 2007
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $9.5 billion
------------------------------------------------------------------------------------------------
Investment Advisor              Wellington Management Company, LLP, Boston, Mass.,
                                since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                Investor Shares                   Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  December 27, 1978                 November 12, 2001
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                            $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral       May be converted to Investor
                                Shares if you meet eligibility    Shares if you are no longer
                                requirements                      eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          HYCor                             HYCorAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            29                                529
------------------------------------------------------------------------------------------------
Cusip Number                    922031208                         922031760
------------------------------------------------------------------------------------------------
Ticker Symbol                   VWEHX                             VWEAX
------------------------------------------------------------------------------------------------

MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in corporate bonds that are rated below Moody's Baa (or have an equivalent rating) may only be changed upon 60 days' notice to shareholders.



Market Exposure
The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds," which are mostly short- and intermediate-term. As a result of this investment strategy, the Fund is subject to certain risks.


--------------------------------------------------------------------------------
 Plain Talk About High-Yield Bonds

 High-yield bonds, or "junk bonds," are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------

[FLAG]
Because of its investment in junk bonds, the Fund is subject to high credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

For more information about credit risk, see "Security Selection."


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


How Interest Rate Changes Affect the Value of a $1,000 Bond/1/
                              After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase      Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955        $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858         1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786         1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.


--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


The Fund may enter into mortgage-dollar-roll transactions, in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

Security Selection
Wellington Management Company, LLP (Wellington Management), advisor to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through its use of solid credit research and broad diversification among issuers.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's, or have an equivalent rating by any other independent bond-rating agency. If unrated, a bond must be, in the advisor's opinion, comparable to those ratings. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds that are rated less than B or the equivalent, convertible securities, and preferred stocks.

The Fund may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody's or have an equivalent rating by any other independent bond-rating agency. These are commonly referred to as investment-grade securities.

The Fund will only invest in bonds that, at the time of initial investment, are rated Caa or higher by Moody's or have an equivalent rating by any other independent bond-rating agency. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.


In the past, the Fund has not invested in non-cash-flow-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.


--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

Bonds that are rated below Moody's Baa or have an equivalent rating, such as those held by the Fund, are classified as non-investment-grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies.


Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit-rating agencies, but to utilize these ratings in conjunction with the advisor's own independent and ongoing review of credit quality.

Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.

As of January 31, 2007, the Fund's holdings had the following credit-quality characteristics:


                   Percentage of Fund's
Credit Quality               Net Assets
---------------------------------------
Aaa/AAA                           4.9%
---------------------------------------
Baa/BBB                           1.7
---------------------------------------
Ba/BB                            41.3
---------------------------------------
B                                42.1
---------------------------------------
Caa/CCC                           7.8
---------------------------------------
Not Rated                         2.2
---------------------------------------


To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of January 31, 2007, the Fund held bonds of 156 corporate issuers. This diversification should lessen the negative impact to the Fund of a particular bond issuer's failure to pay either principal or interest.



[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risks of the Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisor:

- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

- Add value when these instruments are attractively priced; or

- Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


The Fund is generally managed without regard to tax ramifications.


Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


Redemption and Custodial Fees
The Fund charges a 1% fee on shares that are redeemed before they have been held for one year. The fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund, or when Vanguard applies the low-balance account-closure policy. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.

See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for high-yield corporate funds was 71%, as reported by Morningstar, Inc., on January 31, 2007.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, advisor to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2007, Wellington Management managed approximately $579 billion in assets, including all or part of 16 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter.


For the fiscal year ended January 31, 2007, the advisory fee represented an effective annual rate of 0.04% of the Fund's average net assets.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.


--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Earl E. McEvoy, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth
 College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;

- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2007 with a net asset value (price) of $6.19 per share. During the year, each Investor Share earned $0.438 from investment income (interest) and $0.030 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.438 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $6.22, reflecting earnings of $0.468 per share and distributions of $0.438 per share. This was an increase of $0.03 per share (from $6.19 at the beginning of the year to $6.22 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 7.89% for the year.

 As of January 31, 2007, the Investor Shares had approximately $5.15 billion in net assets. For the year, the expense ratio was 0.26% ($2.60 per $1,000 of net assets), and the net investment income amounted to 7.13% of average net assets. The Fund sold and replaced securities valued at 47% of its net assets.
--------------------------------------------------------------------------------

High-Yield Corporate Fund Investor Shares

                                                                                                  Year Ended January 31,
                                                             -----------------------------------------------------------
                                                               2007         2006         2005         2004         2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $6.19        $6.39        $6.40        $5.93        $6.29
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .438         .437         .460         .474         .502
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 .030        (.200)       (.010)        .470        (.360)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               .468         .237         .450         .944         .142
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.438)       (.437)       (.460)       (.474)       (.502)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.438)       (.437)       (.460)       (.474)       (.502)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $6.22        $6.19        $6.39        $6.40        $5.93
========================================================================================================================
Total Return/1/                                               7.89%        3.89%        7.34%       16.47%        2.55%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $5,146       $5,214       $7,246       $7,271       $5,690
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0.26%        0.25%        0.22%        0.23%        0.26%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    7.13%        7.01%        7.26%        7.65%        8.42%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                   47%          44%          51%          52%          29%
========================================================================================================================
1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

High-Yield Corporate Fund Admiral Shares
                                                                                                  Year Ended January 31,
                                                             -----------------------------------------------------------
                                                               2007         2006         2005         2004         2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $6.19        $6.39        $6.40        $5.93        $6.29
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .446         .445         .466         .477         .505
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 .030        (.200)       (.010)        .470        (.360)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               .476         .245         .456         .947         .145
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.446)       (.445)       (.466)       (.477)       (.505)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.446)       (.445)       (.466)       (.477)       (.505)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $6.22        $6.19        $6.39        $6.40        $5.93
========================================================================================================================
Total Return/1/                                               8.03%        4.04%        7.44%       16.54%        2.60%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $4,320       $3,856       $2,225       $2,403       $1,970
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                                    0.13%        0.12%        0.12%        0.17%        0.21%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    7.26%        7.14%        7.36%        7.71%        8.48%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                   47%          44%          51%          52%          29%
========================================================================================================================
1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less  than one year.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Investor Shares

To open and maintain an account.  $3,000.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


Account Minimums for Admiral Shares

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # . " For a list of Fund numbers (for share classes in this prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m.,

Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Earning Dividends
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know

Admiral Shares.  Please note that Admiral Shares are not available for:

- SIMPLE IRAs and 403(b)(7) custodial accounts;

- Other retirement plan accounts receiving special administrative services from Vanguard; or

- Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Converting Shares

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

Conversions From Investor Shares Into Admiral Shares
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.


Self-directed conversions. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Tenure conversions. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


Automatic conversions. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.


Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Admiral Shares, the Fund may automatically convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


Redeeming Shares


How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Earning Dividends
Shares continue earning dividends until the business day following your trade date.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Redemption Fees
The Fund charges a 1%fee on shares redeemed within one year of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy.

The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for one year or more are not subject to the 1%fee.

After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), redemption fees will not apply to the following:

- Redemptions of shares purchased with reinvested dividend and capital gains distributions.

- Share transfers, rollovers, or re-registrations within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Redemptions of shares to pay fund or account fees.

- Section 529 college savings plans.

- For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

- Distributions by shareholders age 701/2 or older from the following:

 - Traditional IRAs.

 - Inherited IRAs (traditional and Roth).

 - Rollover IRAs.

 - SEP-IRAs.

 - SIMPLE IRAs.

 - Section 403(b)(7) plans served by the Vanguard Small Business
   Services Department.

 - Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

For participants in employer-sponsored defined contribution plans (other than those serviced by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:

- Exchanges of shares purchased with participant payroll or employer contributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

- Direct rollovers into IRAs.

Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


- Purchases of shares with reinvested dividend or capital gains distributions.

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

- Redemptions of shares to pay fund or account fees.

- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

- Transfers and re-registrations of shares within the same fund.

- Purchases of shares by asset transfer or direct rollover.

- Conversions of shares from one share class to another in the same fund.

- Checkwriting redemptions.

- Section 529 college savings plans.

- Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares.

- Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know


Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Account registration and address.

- Social Security or employer identification number.

- Fund name and account number, if applicable.

- Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.

Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

- Signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*

- Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


Low-Balance Accounts

All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


Fund and Account Updates


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard High-Yield Corporate Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.

- Reports from the advisor.

- Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web
----------------------------------------------------------------------------------------------------------
Vanguard.com                               For the most complete source of Vanguard news
24 hours a day, 7 days a week              For fund, account, and service information
                                           For most account transactions
                                           For literature requests
----------------------------------------------------------------------------------------------------------
Phone
----------------------------------------------------------------------------------------------------------
Vanguard Tele-Account(R) 800-662-6273      For automated fund and account information
(ON-BOARD)                                 For exchange transactions (subject to limitations)
                                           Toll-free, 24 hours a day, 7 days a week
----------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)   For fund and service information
(Text telephone for the hearing impaired   For literature requests
at 800-952-3335)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)        For account information
(Text telephone for the hearing impaired   For most account transactions
at 800-749-7273)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Admiral Service Center                     For Admiral account information
888-237-9949                               For most Admiral transactions
                                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Institutional Division                     For information and services for large institutional investors
888-809-8102                               Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                           Eastern time
----------------------------------------------------------------------------------------------------------
Intermediary Sales Support                 For information and services for financial intermediaries
800-997-2798                               including broker-dealers, trust institutions, insurance
                                           companies, and financial advisors
                                           Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                           Eastern time
----------------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:


                                        Investor Shares     Admiral Shares
----------------------------------------------------------------------------
Vanguard High-Yield Corporate Fund                   29                529
----------------------------------------------------------------------------






















Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.



Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.



Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


Maturity. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Non-Investment-Grade Bond. A debt security whose credit-quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody's Ba or Standard & Poor's BB and are commonly referred to as "junk bonds."


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

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

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  P.O. Box 2600
                                                  Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information

If you would like more information about Vanguard High-Yield Corporate Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2368

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P029 052007

Vanguard/(R)/ High-Yield Corporate Fund

>  Prospectus

Investor Shares for Participants

May 31, 2007



                                                  [SHIP LOGO] [VANGUARD(R) LOGO]




This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


----------------------------------------------------------------------------------------------
Fund Profile                               1       Financial Highlights                    16
----------------------------------------------------------------------------------------------
More on the Fund                           5       Investing With Vanguard                 18
----------------------------------------------------------------------------------------------
 The Fund and Vanguard                    13       Accessing Fund Information by Computer  21
----------------------------------------------------------------------------------------------
 Investment Advisor                       13       Glossary of Investment Terms            22
----------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes      14
----------------------------------------------------------------------------------------------
 Share Price                              15
----------------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE


Investment Objective

The Fund seeks to provide a high level of current income.


Primary Investment Strategies

The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc. (Moody's); have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Fund's advisor. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities. For more information, see "Security Selection" under More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Fund's performance could be hurt by:

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests mainly in bonds with medium- and lower-range credit quality ratings.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Fund before you purchase shares.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
[BAR CHART: SCALE -20% TO 30%]

                             1997      11.91
                             1998       5.62
                             1999       2.55
                             2000      -0.88
                             2001       2.90
                             2002       1.73
                             2003      17.20
                             2004       8.52
                             2005       2.77
                             2006       8.24

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 2.25%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 5.98% (quarter ended June 30, 2006), and the lowest return for a quarter was -3.22% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006

                                                     1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Vanguard High-Yield Corporate Fund Investor Shares    8.24%     7.55%      5.93%
--------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
(reflects no deduction for fees or expenses)         11.85%    10.18%      6.59%
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.


Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                             None
--------------------------------------------------------------------------------
Purchase Fee                                                         None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                  None
--------------------------------------------------------------------------------
Redemption Fee                                                       1%/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                  0.24%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                               None
--------------------------------------------------------------------------------
Other Expenses                                                       0.02%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.26%
--------------------------------------------------------------------------------
1 The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27           $84           $146          $331
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard High-Yield Corporate Fund Investor Shares' expense ratio in fiscal year 2007 was 0.26%, or $2.60 per $1,000 of average net assets. The average high-current-yield fund had expenses in 2006 of 1.28%, or $12.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




Additional Information
As of January 31, 2007
---------------------------------------------------------------------------------------------
Net Assets (all share classes)  $9.5 billion
---------------------------------------------------------------------------------------------
Investment Advisor              Wellington Management Company, LLP, Boston, Mass., since
                                inception
---------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
---------------------------------------------------------------------------------------------
Inception Date                  December 27, 1978
---------------------------------------------------------------------------------------------
Newspaper Abbreviation          HYCor
---------------------------------------------------------------------------------------------
Vanguard Fund Number            29
---------------------------------------------------------------------------------------------
Cusip Number                    922031208
---------------------------------------------------------------------------------------------
Ticker Symbol                   VWEHX
---------------------------------------------------------------------------------------------

MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in corporate bonds that are rated below Moody's Baa (or have an equivalent rating) may only be changed upon 60 days' notice to shareholders.



Market Exposure
The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds," which are mostly short- and intermediate-term. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 Plain Talk About High-Yield Bonds

 High-yield bonds, or "junk bonds," are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------

[FLAG]
Because of its investment in junk bonds, the Fund is subject to high credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

For more information about credit risk, see "Security Selection."


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase      Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955      $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858       1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786       1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.


These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.


--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



The Fund may enter into mortgage-dollar-roll transactions, in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

Security Selection
Wellington Management Company, LLP (Wellington Management), advisor to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through its use of solid credit research and broad diversification among issuers.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's, or have an equivalent rating by any other independent bond-rating agency. If unrated, a bond must be, in the advisor's opinion, comparable to those ratings. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds that are rated less than B or the equivalent, convertible securities, and preferred stocks.

The Fund may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody's or have an equivalent rating by any other independent bond-rating agency. These are commonly referred to as investment-grade securities.

The Fund will only invest in bonds that, at the time of initial investment, are rated Caa or higher by Moody's or have an equivalent rating by any other independent bond-rating agency. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.


In the past, the Fund has not invested in non-cash-flow-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.


--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

Bonds that are rated below Moody's Baa or have an equivalent rating, such as those held by the Fund, are classified as non-investment-grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies.


Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit-rating agencies, but to utilize these ratings in conjunction with the advisor's own independent and ongoing review of credit quality.

Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.


As of January 31, 2007, the Fund's holdings had the following credit-quality characteristics:


                   Percentage of Fund's
Credit Quality               Net Assets
---------------------------------------
Aaa/AAA                           4.9%
---------------------------------------
Baa/BBB                           1.7
---------------------------------------
Ba/BB                            41.3
---------------------------------------
B                                42.1
---------------------------------------
Caa/CCC                           7.8
---------------------------------------
Not Rated                         2.2
---------------------------------------

To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of January 31, 2007, the Fund held bonds of 156 corporate issuers. This diversification should lessen the negative impact to the Fund of a particular bond issuer's failure to pay either principal or interest.



[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risks of the Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisor:


- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

- Add value when these instruments are attractively priced; or

- Adjust sensitivity to changes in interest rates.


The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


The Fund is generally managed without regard to tax ramifications.


Cash Management

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


Redemption Fee
The Fund charges a redemption fee. Participants who exchange shares into a fund that charges a redemption fee will be subject to the redemption fee if they subsequently exchange those shares out of the fund within the fund's redemption-fee period.

When shares are exchanged out of the Fund, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with reinvested dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares a participant has held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for high-yield corporate funds was 71%, as reported by Morningstar, Inc., on January 31, 2007.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, advisor to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2007, Wellington Management managed approximately $579 billion in assets, including all or part of 16 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter.

For the fiscal year ended January 31, 2007, the advisory fee represented an effective annual rate of 0.04% of the Fund's average net assets.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.


--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Earl E. McEvoy, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth
 College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes


The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Investor Shares began fiscal year 2007 with a net asset value (price) of $6.19 per share. During the year, each Investor Share earned $0.438 from investment income (interest) and $0.030 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.438 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $6.22, reflecting earnings of $0.468 per share and distributions of $0.438 per share. This was an increase of $0.03 per share (from $6.19 at the beginning of the year to $6.22 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 7.89% for the year.

 As of January 31, 2007, the Investor Shares had approximately $5.15 billion in net assets. For the year, the expense ratio was 0.26% ($2.60 per $1,000 of net assets), and the net investment income amounted to 7.13% of average net assets. The Fund sold and replaced securities valued at 47% of its net assets.
--------------------------------------------------------------------------------

High-Yield Corporate Fund Investor Shares

                                                                                                  Year Ended January 31,
                                                             -----------------------------------------------------------
                                                               2007         2006         2005         2004         2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $6.19        $6.39        $6.40        $5.93        $6.29
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .438         .437         .460         .474         .502
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 .030        (.200)       (.010)        .470        (.360)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               .468         .237         .450         .944         .142
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.438)       (.437)       (.460)       (.474)       (.502)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.438)       (.437)       (.460)       (.474)       (.502)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $6.22        $6.19        $6.39        $6.40        $5.93
========================================================================================================================
Total Return/1/                                               7.89%        3.89%        7.34%       16.47%        2.55%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $5,146       $5,214       $7,246       $7,271       $5,690
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0.26%        0.25%        0.22%        0.23%        0.26%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    7.13%        7.01%        7.26%        7.65%        8.42%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                   47%          44%          51%          52%          29%
========================================================================================================================
1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

- Be sure to carefully read each topic that pertains to your transactions with Vanguard.

- Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Redemption Fees
Redemption fees apply to shares exchanged out of a fund into which they were exchanged, rolled over, or transferred by the participant within the fund's redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.

After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following:

- Exchanges of shares purchased with participant payroll or employer contributions.

- Exchanges of shares purchased with reinvested dividend and capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

- Direct rollovers into IRAs.

- Conversions of shares from one share class to another in the same fund.

- Redemptions of shares to pay fund or account fees.


- Re-registrations of shares in the same fund.



Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


- You must wait 60 days before exchanging back into the fund.

- The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.



Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.



Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.



Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate or interest.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.



Maturity. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.



Non-Investment-Grade Bond. A debt security whose credit-quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody's Ba or Standard & Poor's BB and are commonly referred to as "junk bonds."



Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  Institutional Division
                                                  P.O. Box 2900
                                                  Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information

If you would like more information about Vanguard High-Yield Corporate Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2368

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I029 052007

Vanguard/(R)/ High-Yield Corporate Fund

>  Prospectus

Admiral(TM) Shares for Participants


May 31, 2007



                                                  [SHIP LOGO] [VANGUARD(R) LOGO]




This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


----------------------------------------------------------------------------------------------
Fund Profile                               1       Financial Highlights                    16
----------------------------------------------------------------------------------------------
More on the Fund                           5       Investing With Vanguard                 18
----------------------------------------------------------------------------------------------
 The Fund and Vanguard                    13       Accessing Fund Information by Computer  21
----------------------------------------------------------------------------------------------
 Investment Advisor                       13       Glossary of Investment Terms            22
----------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes      14
----------------------------------------------------------------------------------------------
 Share Price                              15
----------------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE


Investment Objective
The Fund seeks to provide a high level of current income.


Primary Investment Strategies

The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc. (Moody's); have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Fund's advisor. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities. For more information, see "Security Selection" under More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Fund's performance could be hurt by:

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests mainly in bonds with medium- and lower-range credit quality ratings.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Fund before you purchase shares.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
[BAR CHART: SCALE -20% TO 40%]

                             2002       1.78
                             2003      17.27
                             2004       8.62
                             2005       2.91
                             2006       8.38

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 2.29%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.21% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                                           Since
                                                                 1 Year             5 Years          Inception/1/
-----------------------------------------------------------------------------------------------------------------
Vanguard High-Yield Corporate Fund Admiral Shares                  8.38%               7.65%                7.56%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
(reflects no deduction for fees or expenses)                      11.85%              10.18%               10.41%
-----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through
  December 31, 2006.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.


Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                             None
--------------------------------------------------------------------------------
Purchase Fee                                                         None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                  None
--------------------------------------------------------------------------------
Redemption Fee                                                       1%/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                  0.12%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                               None
--------------------------------------------------------------------------------
Other Expenses                                                       0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.13%
--------------------------------------------------------------------------------
1 The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard High-Yield Corporate Fund Admiral Shares' expense ratio in fiscal year 2007 was 0.13%, or $1.30 per $1,000 of average net assets. The average high-current-yield fund had expenses in 2006 of 1.28%, or $12.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Additional Information
As of January 31, 2007
---------------------------------------------------------------------------------------------
Net Assets (all share classes)  $9.5 billion
---------------------------------------------------------------------------------------------
Investment Advisor              Wellington Management Company, LLP, Boston, Mass., since
                                inception
---------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
---------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--December 27, 1978
                                Admiral Shares--November 12, 2001
---------------------------------------------------------------------------------------------
Newspaper Abbreviation          HYCorAdml
---------------------------------------------------------------------------------------------
Vanguard Fund Number            529
---------------------------------------------------------------------------------------------
Cusip Number                    922031760
---------------------------------------------------------------------------------------------
Ticker Symbol                   VWEAX
---------------------------------------------------------------------------------------------

MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in corporate bonds that are rated below Moody's Baa (or have an equivalent rating) may only be changed upon 60 days' notice to shareholders.



Market Exposure
The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds," which are mostly short- and intermediate-term. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 Plain Talk About High-Yield Bonds

 High-yield bonds, or "junk bonds," are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------

[FLAG]
Because of its investment in junk bonds, the Fund is subject to high credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

For more information about credit risk, see "Security Selection."


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase      Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955        $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858         1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786         1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.


--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



The Fund may enter into mortgage-dollar-roll transactions, in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

Security Selection
Wellington Management Company, LLP (Wellington Management), advisor to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through its use of solid credit research and broad diversification among issuers.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's, or have an equivalent rating by any other independent bond-rating agency. If unrated, a bond must be, in the advisor's opinion, comparable to those ratings. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds that are rated less than B or the equivalent, convertible securities, and preferred stocks.

The Fund may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody's or have an equivalent rating by any other independent bond-rating agency. These are commonly referred to as investment-grade securities.

The Fund will only invest in bonds that, at the time of initial investment, are rated Caa or higher by Moody's or have an equivalent rating by any other independent bond-rating agency. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.


In the past, the Fund has not invested in non-cash-flow-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.


--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

Bonds that are rated below Moody's Baa or have an equivalent rating, such as those held by the Fund, are classified as non-investment-grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies.


Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit-rating agencies, but to utilize these ratings in conjunction with the advisor's own independent and ongoing review of credit quality.

Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.


As of January 31, 2007, the Fund's holdings had the following credit-quality characteristics:


                   Percentage of Fund's
Credit Quality               Net Assets
---------------------------------------
Aaa/AAA                           4.9%
---------------------------------------
Baa/BBB                           1.7
---------------------------------------
Ba/BB                            41.3
---------------------------------------
B                                42.1
---------------------------------------
Caa/CCC                           7.8
---------------------------------------
Not Rated                         2.2
---------------------------------------


To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of January 31, 2007, the Fund held bonds of 156 corporate issuers. This diversification should lessen the negative impact to the Fund of a particular bond issuer's failure to pay either principal or interest.



[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risks of the Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisor:


- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

- Add value when these instruments are attractively priced; or

- Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


The Fund is generally managed without regard to tax ramifications.


Cash Management

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


Redemption Fee
The Fund charges a redemption fee. Participants who exchange shares into a fund that charges a redemption fee will be subject to the redemption fee if they subsequently exchange those shares out of the fund within the fund's redemption-fee period.

When shares are exchanged out of the Fund, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with reinvested dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares a participant has held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for high-yield corporate funds was 71%, as reported by Morningstar, Inc., on January 31, 2007.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, advisor to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2007, Wellington Management managed approximately $579 billion in assets, including all or part of 16 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter.

For the fiscal year ended January 31, 2007, the advisory fee represented an effective annual rate of 0.04% of the Fund's average net assets.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.


--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Earl E. McEvoy, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth
 College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes


The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Admiral Shares began fiscal year 2007 with a net asset value (price) of $6.19 per share. During the year, each Admiral Share earned $0.446 from investment income (interest) and $0.030 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.446 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $6.22, reflecting earnings of $0.476 per share and distributions of $0.446 per share. This was an increase of $0.03 per share (from $6.19 at the beginning of the year to $6.22 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.03% for the year.

 As of January 31, 2007, the Admiral Shares had approximately $4.32 billion in net assets. For the year, the expense ratio was 0.13% ($1.30 per $1,000 of net assets), and the net investment income amounted to 7.26% of average net assets. The Fund sold and replaced securities valued at 47% of its net assets.
--------------------------------------------------------------------------------

High-Yield Corporate Fund Admiral Shares

                                                                                                  Year Ended January 31,
                                                             -----------------------------------------------------------
                                                               2007         2006         2005         2004         2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $6.19        $6.39        $6.40        $5.93        $6.29
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .446         .445         .466         .477         .505
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 .030        (.200)       (.010)        .470        (.360)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               .476         .245         .456         .947         .145
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.446)       (.445)       (.466)       (.477)       (.505)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.446)       (.445)       (.466)       (.477)       (.505)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $6.22        $6.19        $6.39        $6.40        $5.93
========================================================================================================================
Total Return/1/                                               8.03%        4.04%        7.44%       16.54%        2.60%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $4,320       $3,856       $2,225       $2,403       $1,970
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                                    0.13%        0.12%        0.12%        0.17%        0.21%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    7.26%        7.14%        7.36%        7.71%        8.48%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                   47%          44%          51%          52%          29%
========================================================================================================================
1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

- Be sure to carefully read each topic that pertains to your transactions with Vanguard.

- Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Redemption Fees
Redemption fees apply to shares exchanged out of a fund into which they were exchanged, rolled over, or transferred by the participant within the fund's redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.

After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following:

- Exchanges of shares purchased with participant payroll or employer contributions.

- Exchanges of shares purchased with reinvested dividend and capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

- Direct rollovers into IRAs.

- Conversions of shares from one share class to another in the same fund.

- Redemptions of shares to pay fund or account fees.


- Re-registrations of shares in the same fund.



Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


- You must wait 60 days before exchanging back into the fund.

- The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




Accessing Fund Information by Computer


Vanguard on the World Wide Web www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




















Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.



Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.



Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.



Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate or interest.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.



Maturity. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.



Non-Investment-Grade Bond. A debt security whose credit-quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund advisor, to be uncertain. These high-risk corporate bonds have a credit-quality rating equivalent to or below Moody's Ba or Standard & Poor's BB and are commonly referred to as "junk bonds."



Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  Institutional Division
                                                  P.O. Box 2900
                                                  Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information

If you would like more information about Vanguard High-Yield Corporate Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2368

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I529 052007

VANGUARD/(R)/ INFLATION-PROTECTED SECURITIES FUND
>  Prospectus
Investor Shares &  Admiral(TM) Shares

May 31, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]



--------------------------------------------------------------------------------


This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS
 -------------------------------------------------------------------------------
Fund Profile                       1     Investing With Vanguard           23
-------------------------------------------------------------------------------
More on the Fund                   6       Purchasing                      23
                                            Shares
-------------------------------------------------------------------------------
 The Fund and Vanguard            13       Converting Shares               26
-------------------------------------------------------------------------------
 Investment Advisor               14       Redeeming Shares                27
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    15       Exchanging Shares               30
 Taxes
-------------------------------------------------------------------------------
 Share Price                       1       Frequent-Trading Limits         30
-------------------------------------------------------------------------------
Financial Highlights              19       Other Rules You Should Know     32
-------------------------------------------------------------------------------
                                           Fund and Account Updates        35
-------------------------------------------------------------------------------
                                           Contacting Vanguard             37
-------------------------------------------------------------------------------
                                         Glossary of Investment Terms      39
-------------------------------------------------------------------------------





WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW

This prospectus offers the Fund's Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for:


.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.

A separate prospectus offers the Funds' Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million. The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

..    Income  fluctuations.  The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

..    Interest  rate risk,  which is the chance  that bond  prices  overall  will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.

..    Manager risk,  which is the chance that poor security  selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
[BAR CHART]
[RANGE -20% - 30%]
                        2001     7.61%
                        2002    16.61
                        2003     8.00
                        2004     8.27
                        2005     2.59
                        2006     0.43
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
  March 31, 2007, was 2.39%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.04% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
-----------------------------------------------------------------------------------------
                                            1 Year           5 Years              Since
                                                                              Inception
----------------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED
 SECURITIES FUND INVESTOR SHARES/1/
-----------------------------------------------------------------------------------------
Return Before Taxes                          0.43%             7.04%              7.52%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions         -0.77              5.32               5.72
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions
 and Sale of Fund Shares                     0.27              5.06               5.41
-----------------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED
 SECURITIES FUND ADMIRAL SHARES/2/
-----------------------------------------------------------------------------------------
Return Before Taxes                          0.52%               --                 --
-----------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Inflation
 Notes Index (reflects no deduction          0.41%             7.19%              7.70%
 for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------
1    Subscription  period for the Fund's  Investor  Shares was June 5, 2000,  to
     June 29,  2000,  during  which  time all assets  were held in money  market instruments.  Since-inception returns are from June 29, 2000--when the Fund began  investing in  conformance  with its  investment  objectives--through
     December 31, 2006.
2    From the inception of the Fund's Admiral  Shares on June 10, 2005,  through
     December 31,  2006,  the average  annual  total  returns were 0.91% for the
     Admiral Shares and 0.91% for the Lehman  Brothers U.S.  Treasury  Inflation
     Notes Index.




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.


SHAREHOLDER FEES
(Fees paid directly from your investment)
                                              Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases      None             None
-------------------------------------------------------------------------------
Purchase Fee                                  None             None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested     None             None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                None/1/          None/1/
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
                                              Investor         Admiral
                                              Shares           Shares
-------------------------------------------------------------------------------
Management Expenses                           0.17%            0.09%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                        None             None
-------------------------------------------------------------------------------
Other Expenses                                0.03%            0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          0.20%            0.11%
-------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same.

The results apply whether or not you redeem your investment at the end of the given period.



                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $20       $64      $113      $255
----------------------------------------------------------
Admiral Shares          11        35        62       141
----------------------------------------------------------


These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund's expense ratios in fiscal year 2007 were as follows: for Investor Shares, 0.20%, or $2.00 per $1,000 of average net assets; for Admiral Shares, 0.11%, or $1.10 per $1,000 of average net assets. The average Treasury inflation-protected securities fund had expenses in 2006 of 0.92%, or $9.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
As of January 31, 2007
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $9.6 billion

------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December.
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  June 29, 2000                        June 10, 2005
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          InflaPro                         InfProAd
------------------------------------------------------------------------------------------------
Vanguard Fund Number            119                              5119
------------------------------------------------------------------------------------------------
Cusip Number                    922031869                        922031737
------------------------------------------------------------------------------------------------
Ticker Symbol                   VIPSX                            VAIPX
------------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed upon 60 days' notice to shareholders.


MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and impacts IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate during the course of a year's time.
--------------------------------------------------------------------------------




[FLAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.

The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of January 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.


[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


The Fund is generally managed without regard to tax ramifications.

CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With

Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 220%, as reported by Morningstar, Inc., on January 31, 2007.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.


For the fiscal year ended January 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. In certain circumstances, the Fund also may distribute return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT RETURN OF CAPITAL

 Return of capital is the portion of a distribution representing the return of your original investment in the Fund. Return of capital reduces your cost basis in the Fund's shares, and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the Fund's inflation-indexed bonds may experience a downward adjustment in their value.
 If the downward adjustment more than offsets the income earned by the bonds, the adjustment may cause a portion of the dividends previously distributed to shareholders and classified as income to be reclassified as return of capital.
--------------------------------------------------------------------------------



BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

.. Return-of-capital distributions generally are not taxable to you, unless your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


GENERAL INFORMATION

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2007 with a net asset value (price) of $12.18 per share. During the year, each Investor Share earned $0.483 from investment income (interest). There was a decline of $0.437 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.046 per share from investment operations.

 Shareholders received $0.407 per share in the form of dividend distributions. Return of capital was $0.019. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $11.80, reflecting earnings of $0.046 per share and distributions of $0.426 per share. This was a decrease of $0.38 per share (from $12.18 at the beginning of the year to $11.80 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.43% for the year.

 As of January 31, 2007, the Investor Shares had approximately $5.4 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 3.87% of average net assets. The Fund sold and replaced securities valued at 53% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------
                                                            Year Ended January 31,
                        -----------------------------------------------------------------
                          2007         2006         2005         2004         2003

-----------------------------------------------------------------------------------------
NET ASSET VALUE,        $12.18       $12.57       $12.36       $11.91       $10.68
BEGINNING OF PERIOD
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------
Net Investment Income     .483         .573         .596          .41          .47
-----------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss) on
 Investments             (.437)       (.230)        .244          .61         1.28
-----------------------------------------------------------------------------------------
Total from Investment
Operations Distributions  .046         .343         .840         1.02         1.75
-----------------------------------------------------------------------------------------
Dividends from Net       (.407)       (.681)       (.565)        (.45)        (.46)
Investment Income
-----------------------------------------------------------------------------------------
Distributions from          --        (.052)       (.065)        (.12)        (.06)
Realized Capital Gains
-----------------------------------------------------------------------------------------
Return of Capital        (.019)          --           --           --           --
-----------------------------------------------------------------------------------------
Total Distributions      (.426)       (.733)       (.630)        (.57)        (.52)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END    $11.80       $12.18       $12.57       $12.36       $11.91
OF PERIOD
-----------------------------------------------------------------------------------------
TOTAL RETURN             0.43%        2.76%        6.96%        8.69%       16.64%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net Assets, End of
Period (Millions)       $5,361       $6,227       $7,530       $5,164       $3,143
-----------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets       0.20%        0.20%        0.17%        0.18%        0.22%
-----------------------------------------------------------------------------------------
Ratio of Net Investment
Income to Average
 Net Assets              3.87%        4.83%        4.83%        3.46%        4.55%
-----------------------------------------------------------------------------------------
Turnover Rate              53%          47%          73%          63%         108%
-----------------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND ADMIRAL SHARES
-------------------------------------------------------------------------------
                                                  Year          June 10,
                                                 Ended           2005 to
                                              Jan. 31,          Jan. 31,
                                                  2007              2006
-------------------------------------------------------------------------------
NET ASSET VALUE,                                $23.91            $25.00
BEGINNING OF PERIOD
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------
Net Investment Income                             .971              .683
-------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)          (.858)            (.432)
on Investments
-------------------------------------------------------------------------------
Total from Investment Operations                  .113              .251
-------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------
Dividends from Net Investment Income             (.815)           (1.315)
-------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --             (.026)
-------------------------------------------------------------------------------
Return of Capital                                (.038)               --
-------------------------------------------------------------------------------
Total Distributions                              (.853)           (1.341)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $23.17            $23.91
-------------------------------------------------------------------------------
TOTAL RETURN                                     0.53%             1.02%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $2,523            $2,474
-------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets    0.11%             0.11%/2/
-------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                       3.96%             4.92% /2/
-------------------------------------------------------------------------------
Turnover Rate                                      53%               47%
-------------------------------------------------------------------------------
1 Inception.
2 Annualized.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


PURCHASING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES

To open and maintain an account.  $3,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


ACCOUNT MINIMUMS FOR ADMIRAL SHARES

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


HOW TO PURCHASE SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

BY MAIL. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


HOW TO MAKE A PURCHASE REQUEST

BY ELECTRONIC BANK TRANSFER. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


BY WIRE. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


BY CHECK. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund #__. " For a list of Fund numbers (for share classes in this prospectus), see Contacting Vanguard.


TRADE DATES
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


OTHER PURCHASE RULES YOU SHOULD KNOW

ADMIRAL SHARES.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


PURCHASE REQUESTS. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.

NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


CONVERTING SHARES

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


CONVERSIONS FROM INVESTOR SHARES INTO ADMIRAL SHARES
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.


SELF-DIRECTED CONVERSIONS. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


TENURE CONVERSIONS. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


AUTOMATIC CONVERSIONS. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares.

If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.


CONVERSIONS INTO INSTITUTIONAL SHARES

You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $5 million. Registered users of our web site, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Automatic conversions do not apply to accounts that qualify for Institutional Shares.



MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES
If an investor no longer meets the requirements for Institutional Shares or Admiral Shares, the Fund may automatically convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


BY TELEPHONE. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


BY MAIL. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.


HOW TO RECEIVE REDEMPTION PROCEEDS

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


BY CHECK. Vanguard will normally mail you a redemption check within two business days of your trade date.


TRADE DATES
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


OTHER REDEMPTION RULES YOU SHOULD KNOW

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.



Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions. .. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.
.. Purchases of shares by asset transfer or direct rollover.
.. Conversions of shares from one share class to another in the same fund.
.. Checkwriting redemptions.
.. Section 529 college savings plans.
.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.
.. Purchases of shares with reinvested dividend or capital gains distributions. .. Distributions, loans, and in-service withdrawals from a plan.
.. Redemptions of shares as part of a plan termination or at the direction of the plan.
.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
.. Redemptions of shares to pay fund or account fees.
.. Share or asset transfers or rollovers.
.. Re-registrations of shares.
.. Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


Vanguard.com/(R)/

REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.
.. Social Security or employer identification number.
.. Fund name and account number, if applicable.
.. Other information relating to the caller, the account holder, or the account.


SUBJECT TO REVISION. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.
.. The amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must include:

.. Signatures of all registered owners.
.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.
The requirements vary among types of accounts and transactions.
*Call Vanguard for specific signature-guarantee requirements.
Vanguard reserves the right, without prior notice, to revise the requirements for good order.


FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


LOW-BALANCE ACCOUNTS

All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.

RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS

We will send (or provide online, whichever you prefer) financial reports about Vanguard Inflation-Protected Securities Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


.. Performance assessments and comparisons with industry benchmarks.


.. Reports from the advisor.

.. Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD

Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
 800-662-6273           Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
----------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        : Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:



                                              Investor Shares  Admiral Shares
VANGUARD INFLATION-PROTECTED SECURITIES FUND              119            5119
-------------------------------------------------------------------------------












Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.

MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gains.



SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                      [SHIP LOGO VANGUARD /(R)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-2368
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                     P119 052007

VANGUARD/(R)/ INFLATION-PROTECTED SECURITIES FUND
>  Prospectus
Investor Shares for Participants

May 31, 2007

--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]



--------------------------------------------------------------------------------


This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS
-------------------------------------------------------------------------------
Fund Profile               1      Financial Highlights                      17
-------------------------------------------------------------------------------
More on the Fund           5      Investing With Vanguard                   20
-------------------------------------------------------------------------------
 The Fund and Vanguard    13        Accessing Fund Information by Computer  23
-------------------------------------------------------------------------------
 Investment Advisor       13      Glossary of Investment Terms              24
------------------------------------------------------------------------------
 Dividends, Capital
 Gains, and Taxes         15
-------------------------------------------------------------------------------
 Share Price              16
-------------------------------------------------------------------------------



WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

..    Income  fluctuations.  The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.


..    Interest  rate risk,  which is the chance  that bond  prices  overall  will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.


..    Manager risk,  which is the chance that poor security  selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
[BAR CHART]
[RANGE -20% - 30%]
                        2001     7.61%
                        2002    16.61
                        2003     8.00
                        2004     8.27
                        2005     2.59
                        2006     0.43
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
  March 31, 2007, was 2.39%.




During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.04% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
-----------------------------------------------------------------------------------------
                                            1 Year           5 Years              Since
                                                                              Inception
----------------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED
 SECURITIES FUND INVESTOR SHARES/1/          0.43%             7.04%              7.52%
-----------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Inflation
 Notes Index (reflects no deduction          0.41%             7.19%              7.70%
 for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------
1    Subscription  period for the Fund's  Investor  Shares was June 5, 2000,  to
     June 29,  2000,  during  which  time all assets  were held in money  market instruments.  Since-inception returns are from June 29, 2000--when the Fund began  investing in  conformance  with its  investment  objectives--through
     December 31, 2006.




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None/1/
-------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.17%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.20%
-------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$20           $64           $113          $255
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund Investor Shares' expense ratio in fiscal year 2007 was 0.20%, or $2.00 per $1,000 of average net assets. The average Treasury inflation-protected securities fund had expenses in 2006 of 0.92%, or $9.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



ADDITIONAL INFORMATION
as of January 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $9.6 billion

-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  June 29, 2000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          InflaPro
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            119
-----------------------------------------------------------------------------------------------
Cusip Number                    922031869
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIPSX
-----------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed upon 60 days' notice to shareholders.


MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and impacts IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate during the course of a year's time.
--------------------------------------------------------------------------------




[FLAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------




[FLAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of January 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.


.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.


.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.


[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


The Fund is generally managed without regard to tax ramifications.

CASH MANAGEMENT

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


FREQUENT TRADING OR MARKET-TIMING


BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With

Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 220%, as reported by Morningstar, Inc., on January 31, 2007.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES


The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began fiscal year 2007 with a net asset value (price) of $12.18 per share. During the year, each Investor Share earned $0.483 from investment income (interest). There was a decline of $0.437 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.046 per share from investment operations.

 Shareholders received $0.407 per share in the form of dividend distributions. Return of capital was $0.019. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $11.80, reflecting earnings of $0.046 per share and distributions of $0.426 per share. This was a decrease of $0.38 per share (from $12.18 at the beginning of the year to $11.80 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.43% for the year.

 As of January 31, 2007, the Investor Shares had approximately $5.4 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 3.87% of average net assets. The Fund sold and replaced securities valued at 53% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------
                                                            Year Ended January 31,
                        -----------------------------------------------------------------
                          2007         2006         2005         2004         2003

-----------------------------------------------------------------------------------------
NET ASSET VALUE,        $12.18       $12.57       $12.36       $11.91       $10.68
BEGINNING OF PERIOD
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------
Net Investment Income     .483         .573         .596          .41          .47
-----------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss) on
 Investments             (.437)       (.230)        .244          .61         1.28
-----------------------------------------------------------------------------------------
Total from Investment
Operations Distributions  .046         .343         .840         1.02         1.75
-----------------------------------------------------------------------------------------
Dividends from Net       (.407)       (.681)       (.565)        (.45)        (.46)
Investment Income
-----------------------------------------------------------------------------------------
Distributions from          --        (.052)       (.065)        (.12)        (.06)
Realized Capital Gains
-----------------------------------------------------------------------------------------
Return of Capital        (.019)          --           --           --           --
-----------------------------------------------------------------------------------------
Total Distributions      (.426)       (.733)       (.630)        (.57)        (.52)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END    $11.80       $12.18       $12.57       $12.36       $11.91
OF PERIOD
-----------------------------------------------------------------------------------------
TOTAL RETURN             0.43%        2.76%        6.96%        8.69%       16.64%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net Assets, End of
Period (Millions)       $5,361       $6,227       $7,530       $5,164       $3,143
-----------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets       0.20%        0.20%        0.17%        0.18%        0.22%
-----------------------------------------------------------------------------------------
Ratio of Net Investment
Income to Average
 Net Assets              3.87%        4.83%        4.83%        3.46%        4.55%
-----------------------------------------------------------------------------------------
Turnover Rate              53%          47%          73%          63%         108%
-----------------------------------------------------------------------------------------

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard. Vanguard reserves the right to change these policies without prior notice to shareholders.


INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.
.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.
.. Purchases of shares with reinvested dividend or capital gains distributions. .. Distributions, loans, and in-service withdrawals from a plan.
.. Redemptions of shares as part of a plan termination or at the direction of the plan.
.. Redemptions of shares to pay fund or account fees.
.. Share or asset transfers or rollovers.
.. Re-registrations of shares within the same fund.
.. Conversions of shares from one share class to another in the same fund.
.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.
.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS



AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.



BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.


FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.



INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.



INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gain.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                      [SHIP LOGO VANGUARD /(R)/]
                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-2368
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.


                                                                    I119  052007

VANGUARD/(R)/ INFLATION-PROTECTED SECURITIES FUND
>  Prospectus
Admiral(TM) Shares for Participants

May 31, 2007
--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]



--------------------------------------------------------------------------------


This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


CONTENTS
-------------------------------------------------------------------------------
Fund Profile              1       Financial Highlights                     17
-------------------------------------------------------------------------------
More on the Fund          5       Investing With Vanguard                  20
-------------------------------------------------------------------------------
 The Fund and Vanguard   13       Accessing Fund Information by Computer   23
-------------------------------------------------------------------------------
 Investment Advisor      13       Glossary of Investment Terms             24
-------------------------------------------------------------------------------
 Dividends, Capital      15 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price             16
-------------------------------------------------------------------------------




WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

..    Income  fluctuations.  The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.


..    Interest  rate risk,  which is the chance  that bond  prices  overall  will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.


..    Manager risk,  which is the chance that poor security  selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's Admiral Shares have performed over the period shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--ADMIRAL SHARES/1/
-------------------------------------------------------------------------------

[BAR CHART]
[RANGE -20% - 30%]
                        2006    0.52%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
  March 31, 2007, was 2.43%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.58% (quarter ended September 30, 2006), and the lowest return for a quarter was -2.07% (quarter ended March 31, 2006).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                               Since
                                                               1 Year   Inception/1/
VANGUARD INFLATION-PROTECTED SECURITIES FUND ADMIRAL SHARES     0.52%          0.91%
-------------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY INFLATION NOTES INDEX
(reflects no deduction for fees or expenses)                    0.41%          0.91%
-------------------------------------------------------------------------------------
1 Since-inception returns are from June 10, 2005--the inception date of the Admiral
 Shares--through December 31, 2006.




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None /1/
-------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.09%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.02%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.11%
-------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35           $62           $141
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund Admiral Shares' expense ratio in fiscal year 2007 was 0.11%, or $1.10 per $1,000 of average net assets. The average treasury inflation-protected security fund had expenses in 2006 of 0.92%, or $9.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




ADDITIONAL INFORMATION
as of January 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $9.6 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--June 29, 2000
                                Admiral Shares--June 10, 2005
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          InfProAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5119
-----------------------------------------------------------------------------------------------
Cusip Number                    922031737
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VAIPX
-----------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed upon 60 days' notice to shareholders.


MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and impacts IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate during the course of a year's time.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of January 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.


.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.


.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.


[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.


The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


The Fund is generally managed without regard to tax ramifications.

CASH MANAGEMENT

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


FREQUENT TRADING OR MARKET-TIMING


BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With

Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 220%, as reported by Morningstar, Inc., on January 31, 2007.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES


The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Admiral Shares began fiscal year 2007 with a net asset value (price) of $23.91 per share. During the year, each Admiral Share earned $0.971 from investment income (interest). There was a decline of $0.858 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.113 per share from investment operations.

 Shareholders received $0.815 per share in the form of dividend distributions. Return of capital was $0.038. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $23.17, reflecting earnings of $0.113 per share and distributions of $0.853 per share. This was a decrease of $0.74 per share (from $23.91 at the beginning of the year to $23.17 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.53% for the year.

 As of January 31, 2007, the Admiral Shares had approximately $2.5 billion in net assets. For the year, the expense ratio was 0.11% ($1.10 per $1,000 of net assets), and the net investment income amounted to 3.96% of average net assets. The Fund sold and replaced securities valued at 53% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND ADMIRAL SHARES
-------------------------------------------------------------------------------
                                                  Year          June 10,
                                                 Ended           2005 to
                                              Jan. 31,          Jan. 31,
                                                  2007              2006
-------------------------------------------------------------------------------
NET ASSET VALUE,                                $23.91            $25.00
BEGINNING OF PERIOD
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------
Net Investment Income                             .971              .683
-------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)          (.858)            (.432)
on Investments
-------------------------------------------------------------------------------
Total from Investment Operations                  .113              .251
-------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------
Dividends from Net Investment Income             (.815)           (1.315)
-------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --             (.026)
-------------------------------------------------------------------------------
Return of Capital                                (.038)               --
-------------------------------------------------------------------------------
Total Distributions                              (.853)           (1.341)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $23.17            $23.91
-------------------------------------------------------------------------------
TOTAL RETURN                                     0.53%             1.02%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $2,523            $2,474
-------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets    0.11%             0.11%/2/
-------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                       3.96%             4.92% /2/
-------------------------------------------------------------------------------
Turnover Rate                                      53%               47%
-------------------------------------------------------------------------------
1 Inception.
2 Annualized.

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.
.. The 60-day clock restarts after every exchange out of the fund. The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.
.. Purchases of shares with reinvested dividend or capital gains distributions. .. Distributions, loans, and in-service withdrawals from a plan.
.. Redemptions of shares as part of a plan termination or at the direction of the plan.
.. Redemptions of shares to pay fund or account fees.
.. Share or asset transfers or rollovers.
.. Re-registrations of shares within the same fund.
.. Conversions of shares from one share class to another in the same fund.
.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.












Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.



FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.




INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.



RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gain.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                      [SHIP LOGO VANGUARD /(R)/]
                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.


The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-2368
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.


                                                                    I5119 052007

VANGUARD/(R)/ INFLATION-PROTECTED SECURITIES FUND
>  Prospectus
Institutional Shares

May 31, 2007

--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]



--------------------------------------------------------------------------------


This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


CONTENTS
-------------------------------------------------------------------------------
Fund Profile                       1       Investing With Vanguard         22
-------------------------------------------------------------------------------
More on the Fund                   6       Purchasing Shares               22
-------------------------------------------------------------------------------
 The Fund and Vanguard            14       Converting Shares               24
-------------------------------------------------------------------------------
 Investment Advisor               14       Redeeming Shares                25

-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    16       Exchanging Shares               28
 Taxes
-------------------------------------------------------------------------------
 Share Price                       18      Frequent-Trading Limits         28
-------------------------------------------------------------------------------
Financial Highlights              19       Other Rules You Should Know     30
-------------------------------------------------------------------------------
                                           Fund and Account Updates        33
-------------------------------------------------------------------------------
                                           Contacting Vanguard             35
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    37
-------------------------------------------------------------------------------



WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW
This prospectus offers the Fund's Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million.

A separate prospectus offers the Fund's Investor Shares and Admiral(TM) Shares, which have investment minimums of $3,000 and $100,000, respectively.


The Fund's separate share classes have different expenses; as a result, their investment performances will vary.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

..    Income  fluctuations.  The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.


..    Interest  rate risk,  which is the chance  that bond  prices  overall  will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.


..    Manager risk,  which is the chance that poor security  selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES/1/
-------------------------------------------------------------------------------
 [BAR CHART]
[RANGE -20% - 30%]
                        2004    8.25%
                        2005    2.78
                        2006    0.46
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
  March 31, 2007, was 2.55%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 4.95% (quarter ended March 31, 2004), and the lowest return for a quarter was -2.95% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                            Since
                                                    1 Year           Inception/1/
VANGUARD INFLATION-PROTECTED SECURITIES FUND
INSTITUTIONAL SHARES
----------------------------------------------------------------------------------
Return Before Taxes                                  0.46%                  3.62%
----------------------------------------------------------------------------------
Return After Taxes on Distributions                 -0.77                   1.74
----------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
 of Fund Shares                                      0.29                   2.03
----------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.TREASURY INFLATION NOTES INDEX                                                                    3.70
(reflects no deduction for fees, expenses, or taxes) 0.41%                  3.70%
----------------------------------------------------------------------------------
1 Since-inception returns are from December 12, 2003--the inception date of the Institutional Shares--through December 31, 2006.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.




SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None /1/
-------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.05%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.08%
-------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.




The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$8            $26           $45           $103
--------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund Institutional
 Shares' expense ratio in fiscal year 2007 was 0.08%, or $0.80 per $1,000 of average net assets. The average Treasury inflation-protected securities fund had expenses in 2006 of 0.92%, or $9.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
as of January 31, 2007
--------------------------------------------------------------------------------------------
Net Assets                   $9.6 billion
--------------------------------------------------------------------------------------------
Investment Advisor           The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed quarterly in March, June,
                             September, and December; capital gains, if any, are
                             distributed annually in December.
--------------------------------------------------------------------------------------------
Inception Date               Investor Shares--June 29, 2000
                             Institutional Shares--December 12, 2003
--------------------------------------------------------------------------------------------
Suitable for IRAs            Yes
--------------------------------------------------------------------------------------------
Minimum Initial Investment   $5 million
--------------------------------------------------------------------------------------------
Newspaper Abbreviation       InPrSeln
--------------------------------------------------------------------------------------------
Vanguard Fund Number         1190
--------------------------------------------------------------------------------------------
Cusip Number                 922031745
--------------------------------------------------------------------------------------------
Ticker Symbol                VIPIX
--------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed upon 60 days' notice to shareholders.


MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and impacts IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate during the course of a year's time.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of January 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------



SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.


.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.


.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.


[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



The Fund is generally managed without regard to tax ramifications.

CASH MANAGEMENT

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


FREQUENT TRADING OR MARKET-TIMING


BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With

Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 220%, as reported by Morningstar, Inc., on January 31, 2007.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markup and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.


For the fiscal year ended January 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

# is Chief Investment Officer and Managing Director of Vanguard.
As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. In certain circumstances, the Fund also may distribute return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT RETURN OF CAPITAL

 Return of Capital is the portion of a distribution representing the return of your original investment in the Fund. Return of capital reduces your cost basis in the Fund's shares, and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the Fund's inflation-indexed bonds may experience a downward adjustment in their value.
 If the downward adjustment more than offsets the income earned by the bonds, the adjustment may cause a portion of the dividends previously distributed to shareholders and classified as income to be reclassified as return of capital.
--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.


.. Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

.. Return-of-capital distributions generally are not taxable to you, unless your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.


.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


GENERAL INFORMATION

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Institutional Shares began fiscal year 2007 with a net asset value (price) of $9.74 per share. During the year, each Institutional Share earned $0.398 from investment income (interest). There was a decline of $0.348 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.05 per share from investment operations.

 Shareholders received $0.335 per share in the form of dividend distributions. Return of capital was $0.015. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $9.44, reflecting earnings of $0.05 per share and distributions of $0.35 per share. This was a decrease of $0.30 per share (from $9.74 at the beginning of the year to $9.44 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.57% for the year.

 As of January 31, 2007, the Institutional Shares had approximately $1.7 billion in net assets. For the year, the expense ratio was 0.08% ($0.80 per $1,000 of net assets), and the net investment income amounted to 3.99% of average net assets. The Fund sold and replaced securities valued at 53% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND INSTITUTIONAL SHARES
                                                                                    Dec. 12,
                                                                                  2003 /1/to
                                                                                    Jan. 31,
                                                        Year Ended January 31,          2004
                                                --------------------------------
                                                   2007       2006       2005
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $9.74     $10.06      $9.88         $10.00
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------
Net Investment Income                              .398       .471       .483             --
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)           (.348)     (.194)      .207           .080
on Investments
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .050       .277       .690           .080
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income              (.335)     (.556)     (.458)         (.104)
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains            --      (.041)     (.052)         (.096)
-------------------------------------------------------------------------------------------------------
Return of Capital                                 (.015)        --         --             --
-------------------------------------------------------------------------------------------------------
Total Distributions                               (.350)     (.597)     (.510)         (.200)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $9.44      $9.74     $10.06         $ 9.88

-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      0.57%      2.79%      7.15%          0.83%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)             $1,673     $1,238       $601           $204
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets     0.08%      0.08%      0.11%       0.12%/2/

-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average         3.99%      4.95%      4.93%          --/3/
Net Assets
-------------------------------------------------------------------------------------------------------
Turnover Rate                                       53%        47%        73%               63%
-------------------------------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Negative inflation adjustments and premium amortization completely offset coupon income for the period
  December 12, 2003, to January 31, 2004.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


PURCHASING SHARES



ACCOUNT MINIMUMS FOR INSTITUTIONAL SHARES

To open and maintain an account. $5 million. Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.



To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.





HOW TO PURCHASE SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.




By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.




By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

HOW TO MAKE A PURCHASE REQUEST

BY ELECTRONIC BANK TRANSFER. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

BY WIRE. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

BY CHECK. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--1190. See Contacting Vanguard.


TRADE DATES
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


OTHER PURCHASE RULES YOU SHOULD KNOW


CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


PURCHASE REQUESTS. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.



NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



CONVERTING SHARES

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)

PRICING OF SHARE CLASS CONVERSIONS

If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


CONVERSIONS FROM ANOTHER SHARE CLASS
You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


MANDATORY CONVERSIONS INTO ANOTHER SHARE CLASS
If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion occurs.



REDEEMING SHARES


HOW TO REDEEM SHARES

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.




Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.




By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.




BY MAIL. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.



BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

HOW TO RECEIVE REDEMPTION PROCEEDS


BY ELECTRONIC BANK TRANSFER. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


BY CHECK. Vanguard will normally mail you a redemption check within two business days of your trade date.


TRADE DATES
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


OTHER REDEMPTION RULES YOU SHOULD KNOW

DOCUMENTATION FOR CERTAIN ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.




POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.




RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.




Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.




NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions. .. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.
.. Purchases of shares by asset transfer or direct rollover.
.. Conversions of shares from one share class to another in the same fund. .. Checkwriting redemptions.
.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.
.. Purchases of shares with reinvested dividend or capital gains distributions. .. Distributions, loans, and in-service withdrawals from a plan.
.. Redemptions of shares as part of a plan termination or at the direction of the plan.
.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
.. Redemptions of shares to pay fund or account fees.
.. Share or asset transfers or rollovers.
.. Re-registrations of shares.
.. Conversions of shares from one share class to another in the same fund.


ACCOUNTS HELD BY INSTITUTIONS (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



OTHER RULES YOU SHOULD KNOW


Vanguard.com/(R)/

REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.
.. Social Security or employer identification number.
.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.




Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.



Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.


.. The amount of the transaction (stated in dollars, shares, or percentage).


Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.* .. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.



FUTURE TRADE-DATE REQUESTS

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


LOW-BALANCE ACCOUNTS

The Fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.



RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.



FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in

January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Inflation-Protected Securities Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisor.


.. Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD

Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)  /     For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        : Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



FUND NUMBER
Please use the specific fund number when contacting us:



VANGUARD INFLATION-PROTECTED SECURITIES FUND           1190
-------------------------------------------------------------











Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral,Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.



COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.



FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.



INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.



INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.



MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.



RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gain.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

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
                                                      [SHIP LOGO VANGUARD /(R)/]
                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:


If you are an individual investor:
The Vanguard Group Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335


If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone for the hearing impaired: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-2368
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.


                                                                    I1190 052007

VANGUARD/(R)/ INFLATION-PROTECTED SECURITIES FUND
>  Prospectus
Investor Shares

May 31, 2007

--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]



--------------------------------------------------------------------------------


This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS
------------------------------------------------------------------------
Fund Profile                1       Financial Highlights           15
-----------------------------------------------------------------------
More on the Fund            4       General Information            18
-----------------------------------------------------------------------
 The Fund and Vanguard     11       Glossary of Investment Terms   20
-----------------------------------------------------------------------
 Investment Advisor        12
-----------------------------------------------------------------------
 Taxes                     13
-----------------------------------------------------------------------
 Share Price               14
-----------------------------------------------------------------------




WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


A NOTE ABOUT INVESTING IN THE FUND
The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund's income annuity accounts' performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under More on the Fund.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

..    Income  fluctuations.  The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

..    Interest  rate risk,  which is the chance  that bond  prices  overall  will decline because of rising interest rates. Interest rate risk is expected to be moderate for the Fund.


..    Manager risk,  which is the chance that poor security  selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
[BAR CHART]
[RANGE -20% - 30%]
                        2001     7.61%
                        2002    16.61
                        2003     8.00
                        2004     8.27
                        2005     2.59
                        2006     0.43
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
  March 31, 2007, was 2.39%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.04% (quarter ended June 30, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
-----------------------------------------------------------------------------------------
                                            1 Year           5 Years              Since
                                                                              Inception
----------------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED
 SECURITIES FUND INVESTOR SHARES/1/          0.43%             7.04%              7.52%
-----------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Inflation
 Notes Index (reflects no deduction          0.41%             7.19%              7.70%
 for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------
1    Subscription  period for the Fund's  Investor  Shares was June 5, 2000,  to
     June 29,  2000,  during  which  time all assets  were held in money  market instruments.  Since-inception returns are from June 29, 2000--when the Fund began  investing in  conformance  with its  investment  objectives--through
     December 31, 2006.


A NOTE ON FEES
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.


SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None/1/
-------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.17%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.20%
-------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.





The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$20           $64           $113          $255
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



MORE ON THE FUND

This prospectus describes the primary risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing:
The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed upon 60 days' notice to shareholders.


MARKET EXPOSURE
The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES

 Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.

 Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and impacts IIS valuations throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund's income level to fluctuate during the course of a year's time.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject to income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with CHANGES IN INTEREST RATES are expected to be low; however, income fluctuations resulting from CHANGES IN INFLATION are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

Changes in interest rates will affect bond income as well as bond prices.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT REAL RETURNS

 Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND INTEREST RATES

 Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline.


The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of January 31, 2007, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INFLATION-INDEXED SECURITIES AND TAXES

 Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------




SECURITY SELECTION
The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.


.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.


.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.


[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


The Fund is generally managed without regard to tax ramifications.


CASH MANAGEMENT

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


FREQUENT TRADING OR MARKET-TIMING


BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately 220%, as reported by Morningstar, Inc., on January 31, 2007.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Mr. Hollyer has co-managed the Fund since its inception.
 Education: B.S., University of Pennsylvania.

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Mr. Volpert has co-managed the Fund since its inception.
 Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


TAXES

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund's NAV is used to determine the annuity's unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Fund are net of the Fund's operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began fiscal year 2007 with a net asset value (price) of $12.18 per share. During the year, each Investor Share earned $0.483 from investment income (interest). There was a decline of $0.437 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.046 per share from investment operations.

 Shareholders received $0.407 per share in the form of dividend distributions. Return of capital was $0.019. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $11.80, reflecting earnings of $0.046 per share and distributions of $0.426 per share. This was a decrease of $0.38 per share (from $12.18 at the beginning of the year to $11.80 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.43% for the year.

 As of January 31, 2007, the Investor Shares had approximately $5.4 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 3.87% of average net assets. The Fund sold and replaced securities valued at 53% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------
                                                            Year Ended January 31,
                        -----------------------------------------------------------------
                          2007         2006         2005         2004         2003

-----------------------------------------------------------------------------------------
NET ASSET VALUE,        $12.18       $12.57       $12.36       $11.91       $10.68
BEGINNING OF PERIOD
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------
Net Investment Income     .483         .573         .596          .41          .47
-----------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss) on
 Investments             (.437)       (.230)        .244          .61         1.28
-----------------------------------------------------------------------------------------
Total from Investment
Operations Distributions  .046         .343         .840         1.02         1.75
-----------------------------------------------------------------------------------------
Dividends from Net       (.407)       (.681)       (.565)        (.45)        (.46)
Investment Income
-----------------------------------------------------------------------------------------
Distributions from          --        (.052)       (.065)        (.12)        (.06)
Realized Capital Gains
-----------------------------------------------------------------------------------------
Return of Capital        (.019)          --           --           --           --
-----------------------------------------------------------------------------------------
Total Distributions      (.426)       (.733)       (.630)        (.57)        (.52)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END    $11.80       $12.18       $12.57       $12.36       $11.91
OF PERIOD
-----------------------------------------------------------------------------------------
TOTAL RETURN             0.43%        2.76%        6.96%        8.69%       16.64%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net Assets, End of
Period (Millions)       $5,361       $6,227       $7,530       $5,164       $3,143
-----------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets       0.20%        0.20%        0.17%        0.18%        0.22%
-----------------------------------------------------------------------------------------
Ratio of Net Investment
Income to Average
 Net Assets              3.87%        4.83%        4.83%        3.46%        4.55%
-----------------------------------------------------------------------------------------
Turnover Rate              53%          47%          73%          63%         108%
-----------------------------------------------------------------------------------------

GENERAL INFORMATION

The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund's shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC.

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Fund's instructions. In most instances, for these categories of investors, a contract owner's properly transmitted order will be priced at the Fund's next-determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by that Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.









Vanguard, Connect with Vanguard, PlainTalk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COUPON. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE. The amount to be paid at a bond's maturity; also known as the par value or principal.



FIXED INCOME SECURITY. An investment, such as a bond, representing a debt that must be repaid by a specific date, and on which the borrower must pay a fixed, variable, or floating rate of interest.



INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


INFLATION-INDEXED SECURITIES. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE BOND. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


MATURITY. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


RETURN OF CAPITAL. A return of all or part of your original investment in the Fund. In general, return of capital reduces your cost basis in a Fund's shares and is not taxable to you, but return of capital after your cost basis has been reduced to zero is taxable as capital gain.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                      [SHIP LOGO VANGUARD /(R)/]
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

 CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text telephone for the hearing impaired: 800-523-8004


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-2368
                          (C) 2007 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.


                                                                    P119A 052007

Vanguard/(R)/ GNMA Fund


>  Prospectus


Investor Shares

May 31, 2007


                                                  [SHIP LOGO] [VANGUARD(R) LOGO]



This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

-----------------------------------------------------------------------
Fund Profile                1       Financial Highlights           15
-----------------------------------------------------------------------
More on the Fund            4       General Information            18
-----------------------------------------------------------------------
 The Fund and Vanguard     11       Glossary of Investment Terms   20
-----------------------------------------------------------------------
 Investment Advisor        12
-----------------------------------------------------------------------
 Taxes                     13
-----------------------------------------------------------------------
 Share Price               13
-----------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


A Note About Investing in the Fund
The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund's income annuity accounts' performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.

FUND PROFILE


Investment Objective
The Fund seeks to provide a moderate level of current income.


Primary Investment Strategies

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most U.S. government agencies, other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years). For more information, see "Security Selection" under More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage securities held by the Fund. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
[BAR CHART: SCALE -20% TO 40%]

                             1997      9.47
                             1998      7.14
                             1999      0.78
                             2000     11.22
                             2001      7.94
                             2002      9.68
                             2003      2.49
                             2004      4.13
                             2005      3.33
                             2006      4.33

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.31%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 4.03% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.24% (quarter ended June 30, 2004).



Average Annual Total Returns for Periods Ended December 31, 2006

                                              1 Year     5 Years     10 Years
------------------------------------------------------------------------------
Vanguard GNMA Fund Investor Shares              4.33%       4.76%        6.00%
------------------------------------------------------------------------------
Lehman Brothers GNMA Bond Index
(reflects no deduction for fees or expenses)    4.61%       4.72%        6.10%
------------------------------------------------------------------------------



A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None
-------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.18%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.21%
-------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$22           $68           $118          $268
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




MORE ON THE FUND


This prospectus describes the primary risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing:
The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders.


Market Exposure

[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds. Interest rate risk should be moderate for the Fund.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


How Interest Rate Changes Affect the Value of a $1,000 Bond/1/
                              After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase      Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955      $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858       1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786       1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.


These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.



--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------


Changes in interest rates will affect bond income as well as bond prices.

[FLAG]
The Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for short-term bonds funds and lower for long-term bond funds.


--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.


[FLAG]
The Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.


--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

The credit quality of the Fund is high and, therefore, credit risk should be low. The dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa, as of January 31, 2007.



[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Security Selection
The types of financial instruments that may be purchased by the Fund are identified and explained as follows:


- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.


--------------------------------------------------------------------------------
 Plain Talk About U.S. Government-Sponsored Entities

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------


- Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisors believe that these risks can be controlled through careful security selection and monitoring.

- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

- Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.


Other Investment Policies and Risks

[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risks of a fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help the advisor:


- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

- Add value when these instruments are attractively priced; or

- Adjust sensitivity to changes in interest rates.


The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Cash Management

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic bond funds was approximately 104% as reported by Morningstar, Inc., on January 31, 2007.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, advisor to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2007, Wellington Management managed approximately $579 billion in assets, including all or part of 16 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter.

For the fiscal year ended January 31, 2007, the advisory fees for the Fund represented an effective annual rate of 0.01%of the Fund's average net assets.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Managers

 The co-managers primarily responsible for the day-to-day management of the Fund are:

 Thomas L. Pappas, CFA, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1987; has assisted in managing the Fund since 1994; and has co-managed the Fund since November 2005. Education: B.S., Tufts University; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

 Michael F. Garrett, Vice President and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since
 1991; has been with Wellington Management and has assisted in managing the
 Fund since 1999; and has co-managed the Fund since 2006. Education: B.A.,
 Yale University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Taxes

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.


Share Price


The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund's NAV is used to determine the annuity's unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Fund are net of the Fund's operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Investor Shares began fiscal year 2007 with a net asset value (price) of $10.29 per share. During the year, each Investor Share earned $0.522 from investment income (interest). There was a decline of $0.13 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.392 per share from investment operations.

 Shareholders received $0.522 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.16, reflecting earnings of $0.392 per share and distributions of $0.522 per share. This was a decrease of $0.13 per share (from $10.29 at the beginning of the year to $10.16 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.94%for the year.

 As of January 31, 2007, the Investor Shares had approximately $12.8 billion in net assets. For the year, the expense ratio was 0.21% ($2.10 per $1,000 of net assets), and the net investment income amounted to 5.14% of average net assets. The Fund sold and replaced securities valued at 18% of its net assets.
--------------------------------------------------------------------------------

GNMA Fund Investor Shares
                                                                                          Year Ended January 31,
                                          ----------------------------------------------------------------------
                                                   2007          2006          2005          2004          2003
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $10.29        $10.48        $10.52        $10.72        $10.44
----------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------
Net Investment Income                              .522          .483          .480          .502          .588
----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                    (.130)        (.190)        (.040)        (.200)         .300
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .392          .293          .440          .302          .888
----------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income              (.522)        (.483)        (.480)        (.502)        (.588)
----------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains            --            --            --            --         (.020)
----------------------------------------------------------------------------------------------------------------
Total Distributions                               (.522)        (.483)        (.480)        (.502)        (.608)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.16        $10.29        $10.48        $10.52        $10.72
================================================================================================================
Total Return                                      3.94%         2.88%         4.31%         2.89%         8.73%
================================================================================================================
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $12,835       $13,905       $18,946       $19,245       $22,113
----------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets     0.21%         0.21%         0.20%         0.20%         0.22%
----------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                        5.14%         4.67%         4.61%         4.73%         5.51%
----------------------------------------------------------------------------------------------------------------
Turnover Rate                                       18%           38%           53%           64%           65%
================================================================================================================

GENERAL INFORMATION


The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund's shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC.

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Fund's instructions. In most instances, for these categories of investors, a contract owner's properly transmitted order will be priced at the Fund's next-determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.


We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by that Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




















Vanguard, Connect with Vanguard, PlainTalk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.



Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.



Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.



Maturity. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  P.O. Box 2600
                                                  Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information

If you would like more information about Vanguard GNMA Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555
Text Telephone for the hearing impaired: 800-523-8004


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2368


(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P036A 052007

Vanguard/(R)/ Short-Term
Investment-Grade Fund



>  Prospectus



Institutional Shares


May 31, 2007




                                                [SHIP LOGO][Vanguard/(R)/ LOGO]












This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Content

-------------------------------------------------------------------------------
Fund Profile                       1       Investing With Vanguard         22
-------------------------------------------------------------------------------
More on the Fund                   5        Purchasing Shares              22
-------------------------------------------------------------------------------
 The Fund and Vanguard            14        Converting Shares              25
-------------------------------------------------------------------------------
 Investment Advisor               15        Redeeming Shares               26
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    16        Exchanging Shares              29
 Taxes
-------------------------------------------------------------------------------
 Share Price                      18        Frequent-Trading Limits        29
-------------------------------------------------------------------------------
Financial Highlights              19        Other Rules You Should Know    31
-------------------------------------------------------------------------------
                                            Fund and Account Updates       34
-------------------------------------------------------------------------------
                                            Contacting Vanguard            36
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    38
-------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview

This prospectus offers the Fund's Institutional Shares, which are for investor who generally do not require special employee benefit plan services and who invest a minimum of $50 million. A separate prospectus offers the Fund's Investor Shares and Admiral Shares/(TM)/, which have investment minimums of $3,000 and $100,000, respectively.


The Fund's separate share classes have different expenses; as a result, their investment performances will vary.

Fund Profile


Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.


Primary Investment Strategies

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years. For more information, see "Security Selection" under More on the Fund.



Primary Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Institutional Shares/1/
-------------------------------------------------------------------------------
                                 BAR CHART
                               [-20% to 40%]

                            1998         6.69%
                            1999         3.43%
                            2000         8.29%
                            2001         8.27%
                            2002         5.35%
                            2003         4.32%
                            2004         2.21%
                            2005         2.34%
                            2006         5.14%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2007, was 1.60%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 3.37% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.28% (quarter ended June 30, 2004).



Average Annual Total Returns for the Periods Ended December 31, 2006

                                                        1 Year        5 Years    Since Inception/1/
---------------------------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund
Institutional Shares
---------------------------------------------------------------------------------------------------
Return Before Taxes                                       5.14%          3.86%              5.14%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                       3.48           2.28               3.07
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                            3.31           2.35               3.10
---------------------------------------------------------------------------------------------------
Lehman Brothers 1-5 Year U.S. Credit Index
(reflects no deduction for fees, expenses, or taxes)      4.69%          4.52%              5.64%
---------------------------------------------------------------------------------------------------
1 Since-inception returns are from September 30, 1997--the inception date of the Institutional
Shares--through December 31, 2006.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will differ among a fund's share classes only to the extent that expense ratios differ. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2007.



Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
-------------------------------------------------------------------------
Purchase Fee                                                   None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
-------------------------------------------------------------------------
Redemption Fee                                                 None/1/
-------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                            0.04%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
-------------------------------------------------------------------------
Other Expenses                                                 0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.07%
-------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.

--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Short-Term Investment-Grade Fund Institutional Shares' expense ratio in fiscal year 2007 was 0.07%, or $0.70 per $1,000 of average net assets. The average short-term domestic bond fund had expenses in 2006 of 0.94%, or $9.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$7            $23           $40           $90
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
As of January 31, 2007
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $17.8 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--October 29, 1982
                                Institutional Shares--September 30, 1997
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $50 million
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          STIGradeInst
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            858
-----------------------------------------------------------------------------------------------
CUSIP Number                    922031877
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VFSIX
-----------------------------------------------------------------------------------------------


More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders.

Market Exposure
The Fund invests mainly in bonds. As a result, it is subject to certain risks.


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of a noncallable bond with a face value of $1,000.


How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                          After a 1%   After a 1%   After a 2%     After a 2%
Type of Bond (Maturity)     Increase     Decrease     Increase       Decrease
-----------------------------------------------------------------------------
Short-Term (2.5 years)          $977       $1,024         $955         $1,048
-----------------------------------------------------------------------------
1 Assuming a 5% coupon.



These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.


-------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
-------------------------------------------------------------------------------


Changes in interest rates will affect bond income as well as bond prices.

[FLAG]
The Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

--------------------------------------------------------------------------------
 Plain Talk About Callable Bonds

 Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
--------------------------------------------------------------------------------

[FLAG]
The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality, and, to a lesser extent, bonds that are considered medium-quality.

--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


Security Selection

Because the Fund invests primarily in high-quality fixed income securities, credit risk should be low for the Fund. The dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aa2 as of January 31, 2007.

The following table details the Fund's credit quality policies, which apply at the time of investment. The Fund may hold on to debt securities that are downgraded after purchase, even if they would no longer be eligible as new investments for the Fund.


Credit Ratings of the Fund's Investments (Percentage of Fund Assets)

     Issued or Backed
  by U.S. Gov't., its                High or
        Agencies, and        Highest Quality                Upper                        Non-Investment-Grade
    Instrumentalities           (Non-Gov't.)       Medium Quality      Medium Quality              or Unrated
---------------------------------------------------------------------------------------------------------
-----------------------At least 65%----------------------------------         No more               No more
                                                                             than 30%               than 5%
-----------------------------------------------------------------------------------------------------------


The Fund may invest no more than 30% of its assets in medium-quality fixed income securities, preferred stocks, and convertible securities, and no more than 5% of its assets in non-investment-grade and unrated fixed income securities, preferred stocks, and convertible securities. Non-investment-grade fixed income securities are those rated the equivalent of Moody's Ba1 or below; unrated fixed income securities are those that are not rated by any independent rating agency.


To a limited extent, the Fund is exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.

--------------------------------------------------------------------------------
 Plain Talk About Types of Bonds

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the
 U.S. government.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The types of financial instruments that may be purchased by the Fund are identified and explained as follows:

.. Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.


.. U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government.

--------------------------------------------------------------------------------
 Plain Talk About U.S. Government-Sponsored Entities

 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------


.. State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.

.. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

.. Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

.. Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.

.. International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Fund owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.

.. Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders.

.. Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

.. Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.


Other Investment Policies and Risks

Although the fund invests principally in bonds and other fixed income securities, it may invest in other types of instruments. The other types of instruments are described as follows.


The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the Standard & Poor's 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of the Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Fund's derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



The Fund is generally managed without regard to tax ramifications.

Vanguard may invest a small portion of the Fund's assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index or a subset of the index. Vanguard may purchase ETFs when doing so will facilitate cash management or potentially add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in Vanguard bond ETFs because Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for domestic bond funds was approximately 104%, as reported by Morningstar, Inc., on January 31, 2007.



--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2007, Vanguard served as advisor for approximately $870 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended January 31, 2007, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on July 31 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for day-to-day management of the Fund is:

 Robert F. Auwaerter, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has managed the Fund since 1983. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Capital Gain"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares/(TM)/).


When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights

The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Institutional Shares began fiscal year 2007 with a net asset value (price) of $10.50 per share. During the year, each Institutional Share earned $0.493 from investment income (interest and dividends) and $0.031 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.524 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.54, reflecting earnings of $0.493 per share and distributions of $0.484 per share. This was an increase of $0.04 per share (from $10.50 at the beginning of the year to $10.54 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 5.11% for the year.

 As of January 31, 2007, the Institutional Shares had approximately $400 million in net assets. For the year, the expense ratio was 0.07% ($0.70 per $1,000 of net assets), and the net investment income amounted to 4.69% of average net assets. The Fund sold and replaced securities valued at 43% of its net assets.
--------------------------------------------------------------------------------

Short-Term Investment-Grade Fund Institutional Shares
                                                                                    Year Ended January 31,
                                             -------------------------------------------------------------
                                                 2007         2006         2005         2004         2003
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.50       $10.63       $10.81       $10.78       $10.82
----------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------
Net Investment Income                            .493         .404         .366         .427         .582
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                   .031        (.135)       (.173)        .043        (.040)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                 .524         .269         .193         .470         .542
----------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.484)       (.399)       (.373)       (.440)       (.582)
----------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --           --           --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                             (.484)       (.399)       (.373)       (.440)       (.582)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $10.54       $10.50       $10.63       $10.81       $10.78
----------------------------------------------------------------------------------------------------------

Total Return                                    5.11%        2.58%        1.81%        4.43%        5.17%
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)             $400         $517         $891         $849         $524
----------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                      0.07%        0.07%        0.08%        0.10%        0.10%
----------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                              4.69%        3.82%        3.41%        3.90%        5.39%
----------------------------------------------------------------------------------------------------------
Turnover Rate                                     43%          31%          37%          43%          65%
----------------------------------------------------------------------------------------------------------

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares



Account Minimums for Institutional Shares

To open and maintain an account. $50 million. Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--858. See Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.



Earning Dividends
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.

Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions

If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Another Share Class

You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the Fund, provided that your account balance meets the Institutional Shares eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


Mandatory Conversions Into Another Share Class
If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares


How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.



By writing a check. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.



Earning Dividends
Shares continue earning dividends until the business day following your trade date. For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.



Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com/(R)/


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:


.. The fund name and account number.


.. The amount of the transaction (stated in dollars, shares, or percentage).


Written instructions also must include:


.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.


The requirements vary among types of accounts and transactions.


*Call Vanguard for specific signature-guarantee requirements.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.



Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Low-Balance Accounts
The Fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.


Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard Short-Term Investment-Grade Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisor.


.. Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web
-------------------------------------------------------------------------------------------------------------
Vanguard.com                                  For the most complete source of Vanguard news
24 hours a day, 7 days a week                 For fund, account, and service information
a week                                        For most account transactions
                                              For literature requests
-------------------------------------------------------------------------------------------------------------

Phone
-------------------------------------------------------------------------------------------------------------
Vanguard Tele-Account/(R)/ 800-662-6273       For automated fund and account information
(ON-BOARD)                                    For exchange transactions (subject to limitations)
                                              Toll-free, 24 hours a day, 7 days a week
-------------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)      For fund and service information
(Text telephone for the hearing impaired      For literature requests
at 800-952-3335)                              Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                              Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
-------------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)           For account information
(Text telephone for the hearing impaired      For most account transactions
at 800-749-7273)                              Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                              Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
-------------------------------------------------------------------------------------------------------------
Institutional Division                        For information and services for large institutional investors
888-809-8102                                  Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                              Eastern time
-------------------------------------------------------------------------------------------------------------
Intermediary Sales Support                    For information and services for financial intermediaries
800-997-2798                                  including broker-dealers, trust institutions, insurance
                                              companies, and financial advisors
                                              Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                              Eastern time
-------------------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------


Fund Number
Please use the specific fund number when contacting us:


                                                      Institutional Shares
--------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund                              858
--------------------------------------------------------------------------
























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.



Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.



Maturity. The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

This page intentionally left blank.

                                          [SHIP LOGO][Vanguard/(R)/ LOGO]

                                           Institutional Division
                                           P.O. Box 2900
                                           Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



For More Information
If you would like more information about Vanguard Short-Term Investment-Grade Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:


If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone for the hearing impaired: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2368



(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I858 052007

                                     PART B

                  VANGUARD/(R)/ FIXED INCOME SECURITIES FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 31, 2007

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated May 31, 2007). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-3
INVESTMENT LIMITATIONS................................................B-28
SHARE PRICE...........................................................B-29
PURCHASE AND REDEMPTION OF SHARES.....................................B-29
MANAGEMENT OF THE FUNDS...............................................B-31
INVESTMENT ADVISORY SERVICES..........................................B-43
PORTFOLIO TRANSACTIONS................................................B-48
PROXY VOTING GUIDELINES...............................................B-50
FINANCIAL STATEMENTS..................................................B-55
DESCRIPTION OF BOND RATINGS...........................................B-55

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard Fixed Income Securities Funds (the Trust) was organized as Westminster Fixed Income Securities Fund, Inc., a Maryland corporation, in 1972. It was reorganized as a Pennsylvania business trust in 1984 and was subsequently reorganized as a Maryland corporation in 1985. It was finally reorganized as a Delaware statutory trust in May 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Fixed Income Securities Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.

 The Trust currently offers the following funds (and classes thereof):


                                           SHARE CLASSES/1/
                                           ----------------
FUND/2/                                                     INVESTOR    ADMIRAL   INSTITUTIONAL
-------                                                     --------    -------   -------------
Vanguard Short-Term Treasury Fund                              Yes        Yes          No
Vanguard Short-Term Federal Fund                               Yes        Yes          No
Vanguard Short-Term Investment-Grade Fund                      Yes        Yes          Yes
Vanguard Intermediate-Term Treasury Fund                       Yes        Yes          No
Vanguard Intermediate-Term Investment-Grade Fund               Yes        Yes          No
Vanguard GNMA Fund                                             Yes        Yes          No
Vanguard Long-Term Treasury Fund                               Yes        Yes          No
Vanguard Long-Term Investment-Grade Fund                       Yes        Yes          No
Vanguard High-Yield Corporate Fund                             Yes        Yes          No
Vanguard Inflation-Protected Securities Fund                   Yes        Yes          Yes

1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.



 Each of the Funds is registered as a diversified management investment company. The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.



 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguards capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIANS. The Bank of New York, One Wall Street, New York, NY 10286 (for the Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, and Long-Term Treasury Funds) and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the GNMA, High-Yield Corporate, Inflation-Protected Securities, and Long-Term Investment-Grade Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.



CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.



 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a

Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.



 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, the Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds each have policies to invest at least 80% of their assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury, and includes accrued interest on those Treasuries. The Short-Term Investment-Grade, Short-Term Federal, Intermediate-Term Investment-Grade, Long-Term Investment-Grade, GNMA, Inflation-Protected Securities, and High-Yield Corporate Funds each have policies to invest at least 80% of their assets in a particular type of investment. In applying these 80% policies, each Fund's assets include net assets and borrowings for investment purposes.


 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.


 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.



 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.



 DEBT SECURITIES -- BANK OBLIGATIONS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


 DEBT SECURITIES -- COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1)evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


 Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.


 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.


 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.



 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.


 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.


 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.


 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Zero coupon Treasury bonds are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the U.S. government. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.



 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 Vanguard ETF(TM) *Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies, " except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.



* U.S. Pat. No. 6,879,964 B2.

 FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.



 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.



 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.


 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.



 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.


 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.


 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.


 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See "Debt Securities - U.S. Government Securities" above.)


 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.


 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.


 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


 CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.



 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


 MORTGAGE-BACKED SECURITIES -- HYBRID ARMS. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage where the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMS are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date that a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that the mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of a hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.



 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.


 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.


 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.


 General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.


 Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.



 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of "Debt Securities - Variable and Floating Rate Securities").


 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.


 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.


 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).


 The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.


 The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds of the same maturity, coupon, and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.




 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on

Municipal Bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a fund to achieve its investment objective. In that event, the fund's trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.


 There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.



 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.


 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Call risk is generally high for long-term bonds.



 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.



 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.



 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.



 TAX MATTERS --TAX CONSIDERATIONS FOR NON-U.S. INVESTORS. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004 (the 2004 Act) has temporarily modified the applicable withholding and estate taxes for non-U.S. investors. Under the 2004 Act, distributions to non-U.S. investors that are properly designated as net short-term capital gains or qualified interest dividends will not be subject to U.S. withholding tax if the investor provides required documentation certifying their non-U.S. status for tax purposes. Other distributions to such investors may be subject to U.S. withholding tax and, unless the exemption provided by the 2004 Act is extended by Congress, net short-term capital gains and qualified interest dividends will again become subject to such tax in the fund's first taxable year beginning after December 31, 2007. The 2004 Act also provides a partial exemption from U.S. estate tax for fund shares held by the estate of a non-U.S. decedent who dies before January 1, 2008.


 Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies that have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.



 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 INVESTMENT POLICY RELATING TO THE SALE OF INVESTOR SHARES OF THE HIGH-YIELD CORPORATE FUND IN JAPAN. The Fund may borrow (as defined under Japanese law and the rules of the Japanese Securities Dealers Association) money for temporary or emergency purposes only in an amount not to exceed 10% of the Fund's net assets.



                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.


 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in bond (stock) futures contracts, bond (stock) options, and options on bond (stock) futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.



 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL.* Each Fund may not invest in a company for purposes of controlling its management.


 INVESTMENT OBJECTIVE. Unless stated otherwise in the "More on the Fund(s)" section of the prospectuses, the investment objective of each Fund may not be materially changed without a shareholder vote.


 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.


 MARGIN.* Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 OIL, GAS, MINERALS.* Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.


 PLEDGING ASSETS.* Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the1933 Act, in connection with the purchase and sale of portfolio securities.



 UNSEASONED COMPANIES.* Each Fund may not invest more than 5% of its total assets in companies that have less than three years of operating history (including the operating history of any predecessors).


 WARRANTS.* Each Fund may not purchase or sell warrants, put options, or call options, except as permitted by the Fund's investment limitation relating to commodities.


 *These limitations are non-fundamental for Vanguard Inflation-Protected
  Securities Fund and, therefore, may be changed by the board of trustees without a shareholder vote.


 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. All investment limitations must comply with applicable regulatory requirements. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.



 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                                  SHARE PRICE


Multiple-class funds do not have a share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.



                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.


REDEMPTION OF SHARES


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day that the Exchange is open.


 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the

Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 The Funds charge a fee of $5.00 for wire redemptions in amounts less than $5,000. Additionally, the High-Yield Corporate Fund charges a redemption fee of 1% of the value of shares that were held for less than one year. The fees are withheld from redemption proceeds and retained by the Funds. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds. All High-Yield Corporate Fund shares become exempt from the redemption fee based on their initial purchase date.


 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.


 Redemption fees do not apply to the following:

- Redemptions of shares purchased with reinvested dividend and capital gains distributions.

- Share transfers, rollovers, or re-registrations within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Redemptions of shares to pay fund or account fees.

- Section 529 college savings plans.

- Distributions by shareholders age 701/2 or older from the following:

 -  Traditional IRAs.

 -  Inherited IRAs (traditional and Roth).

 -  Rollover IRAs.

 -  SEP-IRAs.

 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.

 -  SIMPLE IRAs.

 - Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

- For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).


 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.


 In addition to the exclusions previously listed, redemption fees will not apply to:

- Exchanges of shares purchased with participant payroll or employer contributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Direct rollovers into IRAs.

- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.


 If Vanguard does not serve as recordkeeper for a plan, redemption fees may be applied differently.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



                            MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 140 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.



 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of January 31, 2007, the Funds had contributed $8,032,000 to Vanguard, which represented 0.01% of each Fund's net assets and was 8.02% of Vanguard's capitalization.



 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of January 31, 2007, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.



 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.


 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended January 31, 2005, 2006, and 2007, and are presented as a percentage of each Funds' average month-end net assets.




                                                ANNUAL SHARED FUND OPERATING EXPENSES
                                             (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                             -------------------------------------------
                                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                 JANUARY 31, 2005     JANUARY 31, 2006     JANUARY 31, 2007
----                                                 ----------------     ----------------     ----------------
VANGUARD SHORT-TERM TREASURY FUND
 Management and Administrative Expenses:                         .16%                 .15%                 .12%
 Marketing and Distribution Expenses:                            .02                  .03                  .02
VANGUARD SHORT-TERM FEDERAL FUND
 Management and Administrative Expenses:                         .16%                 .14%                 .11%
 Marketing and Distribution Expenses:                            .02                  .03                  .02
VANGUARD SHORT-TERM INVESTMENT-GRADE FUND
 Management and Administrative Expenses:                         .14%                 .14%                 .13%
 Marketing and Distribution Expenses:                            .02                  .03                  .02
VANGUARD INTERMEDIATE-TERM TREASURY FUND
 Management and Administrative Expenses:                         .17%                 .15%                 .13%
 Marketing and Distribution Expenses:                            .02                  .03                  .02
VANGUARD INTERMEDIATE-TERM INVESTMENT-GRADE FUND
 Management and Administrative Expenses:                         .15%                 .14%                 .12%
 Marketing and Distribution Expenses:                            .02                  .03                  .02

                                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                 JANUARY 31, 2005     JANUARY 31, 2006     JANUARY 31, 2007
----                                                 ----------------     ----------------     ----------------
VANGUARD GNMA FUND
 Management and Administrative Expenses:                         .16%                 .14%                 .12%
 Marketing and Distribution Expenses:                            .03                  .03                  .02
VANGUARD LONG-TERM TREASURY FUND
 Management and Administrative Expenses:                         .19%                 .19%                 .17%
 Marketing and Distribution Expenses:                            .02                  .03                  .02
VANGUARD LONG-TERM INVESTMENT-GRADE FUND
 Management and Administrative Expenses:                         .22%                 .20%                 .17%
 Marketing and Distribution Expenses:                            .02                  .03                  .02
VANGUARD HIGH-YIELD CORPORATE FUND
 Management and Administrative Expenses:                         .18%                 .19%                 .14%
 Marketing and Distribution Expenses:                            .02                  .02                  .02
VANGUARD INFLATION-PROTECTED SECURITIES FUND
 Management and Administrative Expenses:                         .15%                 .15%                 .13%
 Marketing and Distribution Expenses:                            .02                  .03                  .02



OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
INTERESTED TRUSTEE
John J. Brennan/1/       Chairman of the      May 1987          Chairman of the Board, Chief Executive Officer, and              147
(1954)                   Board, Chief                           Director (Trustee) of Vanguard, and each of the
                         Executive Officer,                     investment companies served by Vanguard.
                         and Trustee

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001      Applecore Partners (pro bono ventures in education);             147
(1937)                                                          Senior Advisor to Greenwich Associates (international
                                                                business strategy consulting); Successor Trustee of
                                                                Yale University; Overseer of the Stern School of
                                                                Business at New York University; Trustee of the
                                                                Whitehead Institute for Biomedical Research.

1 Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
Rajiv L. Gupta           Trustee              December 2001     Chairman and Chief Executive Officer of Rohm and Haas            147
(1945)                                                          Co. (chemicals); Board Member of American Chemistry
                                                                Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of
                                                                Drexel University and the Chemical Heritage Foundation.

Amy Gutmann              Trustee              June 2006         President of the University of Pennsylvania since 2004;          147
(1949)                                                          Professor in the School of Arts and Sciences,
                                                                Annenberg School for Communication, and Graduate
                                                                School of Education of the University of Pennsylvania
                                                                since 2004; Provost (2001-2004) and Laurance S.
                                                                Rockefeller Professor of Politics and the University
                                                                Center for Human Vanues (1990-2004), Princeton
                                                                University; Director of Carnegie Corporation of New
                                                                York since 2005, and of Schuylkill River Development
                                                                Corporation and Greater Philadelphia Chamber of
                                                                Commerce since 2004.

JoAnn Heffernan Heisen   Trustee              July 1998         Corporate Vice President and Chief Global Diversity              147
(1950)                                                          Officer since 2006, Vice President and Chief
                                                                Information Officer (1997-2005), and Member of the
                                                                Executive Committee of Johnson & Johnson
                                                                (pharmaceuticals/consumer products); Director of the
                                                                University Medical Center at Princeton and Women's
                                                                Research and Education Institute.

Andre F. Perold          Trustee              December 2004     George Gund Professor of Finance and Banking,                    147
(1952)                                                          Harvard Business School; Senior Associate Dean,
                                                                Director of Faculty Recruiting, and Chair of Finance
                                                                Faculty, Harvard Business School; Director and
                                                                Chairman of Unx, Inc. (equities trading firm) since
                                                                2003; Chair of the Investment Committee of HighVista
                                                                Strategies LLC (private investment firm) since 2005;
                                                                Director of registered investement companies advised
                                                                by Merril Lynch Investment Managers and affiliates
                                                                (1985-2004), Genbel Securities Limited (South African
                                                                financial services firm) (1999-2003), Gensec Bank
                                                                (1999-2003), Sanlam Ltd. (South African insurance
                                                                company)(2001-2003), and Stockback, Inc.(credit card
                                                                firm)(2000-2002).

Alfred M. Rankin, Jr.    Trustee              January 1993      Chairman, President, Chief Executive Officer, and                147
(1941)                                                          Director of NACCO Industries, Inc.(forklift trucks/
                                                                housewares/lignite); Director of Goodrich Corporation
                                                                (industrial products/aircraft systems and services).
J. Lawrence Wilson       Trustee              April 1985        Retired Chairman and Chief Executive Officer of Rohm             147
(1936)                                                          and Haas Co. (chemicals); Director of Cummins Inc.
                                                                (diesel engines) and AmerisourceBergen Corp.
                                                                (pharmaceutical distribution); Trustee of Vanderbilt
                                                                University and Culver Educational Foundation.

                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
EXECUTIVE OFFICERS
Heidi Stam/1/            Secretary            July 2005         Managing Director of Vanguard since 2006; General                147
(1956)                                                          Counsel of Vanguard since 2005; Secretary of
                                                                Vanguard, and of each of the investment companies
                                                                served by Vanguard, since 2005; Principal of Vanguard
                                                                (1997-2006).

Thomas J. Higgins/1/     Treasurer            July 1998         Principal of Vanguard; Treasurer of each of the                  147
(1957)                                                          investment companies served by Vanguard.

1 Officers of the Fund are "interested persons" as defined in the 1940 Act.


 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2005 and 2006, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: The Trust's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held four meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held four meetings during the Funds' last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.



TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                     VANGUARD FIXED INCOME SECURITIES FUNDS
                          TRUSTEES' COMPENSATION TABLE




                                                 VANGUARD SPECIALIZED FUNDS
                                                TRUSTEES' COMPENSATION TABLE

                                                    PENSION OR RETIREMENT         ACCRUED ANNUAL   TOTAL COMPENSATION
                                    AGGREGATE            BENEFITS ACCRUED             RETIREMENT    FROM ALL VANGUARD
                                 COMPENSATION            AS PART OF THESE             BENEFIT AT           FUNDS PAID
TRUSTEE                      FROM THESE FUNDS(1)          FUNDS' EXPENSES(1)     JANUARY 1, 2006(2)       TO TRUSTEES(3)
-------                      ----------------             ---------------        ---------------          -----------
John J. Brennan                            --                          --                     --                   --
Charles D. Ellis                      $14,556                          --                     --             $140,000
Rajiv L. Gupta                         14,140                          --                     --              136,000
Amy Gutmann(4)                          7,486                          --                     --               72,000
JoAnn Heffernan Heisen                 14,556                        $204                 $2,365              140,000
Andre F. Perold                        14,556                          --                     --              140,000
Alfred M. Rankin, Jr.                  15,829                         339                  4,634              152,250
J. Lawrence Wilson                     15,048                         579                  6,735              144,750
1    The amounts shown in this column are based on the Funds' fiscal year ended
     January 31, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2    Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
3    The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 145 Vanguard funds for the 2006 calendar year.
4    Dr. Gutmann became a member of the Funds' board effective June 2006.


OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2006.



                                                           DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                               FUND SHARES         VANGUARD FUND SHARES
FUND                                             TRUSTEE  OWNED BY TRUSTEE             OWNED BY TRUSTEE
----                                             -------  ----------------             ----------------
VANGUARD SHORT-TERMTREASURY FUND         John J. Brennan                --               Over $100,000
                                        Charles D. Ellis                --               Over $100,000
                                          Rajiv L. Gupta                --               Over $100,000
                                             Amy Gutmann                --               Over $100,000
                                  JoAnn Heffernan Heisen                --               Over $100,000
                                         Andre F. Perold                --               Over $100,000
                                   Alfred M. Rankin, Jr.                --               Over $100,000
                                      J. Lawrence Wilson                --               Over $100,000
VANGUARD SHORT-TERM FEDERAL FUND         John J. Brennan                --               Over $100,000
                                        Charles D. Ellis                --               Over $100,000
                                          Rajiv L. Gupta                --               Over $100,000
                                             Amy Gutmann                --               Over $100,000
                                  JoAnn Heffernan Heisen                --               Over $100,000
                                         Andre F. Perold                --               Over $100,000
                                   Alfred M. Rankin, Jr.                --               Over $100,000
                                      J. Lawrence Wilson                --               Over $100,000

                                                                                DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                                                    FUND SHARES         VANGUARD FUND SHARES
FUND                                                              TRUSTEE      OWNED BY TRUSTEE             OWNED BY TRUSTEE
----                                                              -------      ----------------             ----------------
VANGUARD SHORT-TERM INVESTMENT-GRADE FUND                 John J. Brennan                    --                Over $100,000
                                                         Charles D. Ellis                    --                Over $100,000
                                                           Rajiv L. Gupta                    --                Over $100,000
                                                              Amy Gutmann                    --                Over $100,000
                                                   JoAnn Heffernan Heisen                    --                Over $100,000
                                                          Andre F. Perold                    --                Over $100,000
                                                    Alfred M. Rankin, Jr.                    --                Over $100,000
                                                       J. Lawrence Wilson      $50,001-$100,000                Over $100,000
VANGUARDINTERMEDIATE-TERM TREASURY FUND                   John J. Brennan                    --                Over $100,000
                                                         Charles D. Ellis                    --                Over $100,000
                                                           Rajiv L. Gupta                    --                Over $100,000
                                                              Amy Gutmann                    --                Over $100,000
                                                   JoAnn Heffernan Heisen                    --                Over $100,000
                                                          Andre F. Perold                    --                Over $100,000
                                                    Alfred M. Rankin, Jr.                    --                Over $100,000
                                                       J. Lawrence Wilson                    --                Over $100,000
VANGUARD INTERMEDIATE-TERM INVESTMENT-GRADE FUND          John J. Brennan                    --                Over $100,000
                                                         Charles D. Ellis                    --                Over $100,000
                                                           Rajiv L. Gupta                    --                Over $100,000
                                                              Amy Gutmann                    --                Over $100,000
                                                   JoAnn Heffernan Heisen                    --                Over $100,000
                                                          Andre F. Perold                    --                Over $100,000
                                                    Alfred M. Rankin, Jr.                    --                Over $100,000
                                                       J. Lawrence Wilson                    --                Over $100,000
VANGUARD GNMA FUND                                        John J. Brennan                    --                Over $100,000
                                                         Charles D. Ellis                    --                Over $100,000
                                                           Rajiv L. Gupta                    --                Over $100,000
                                                              Amy Gutmann                    --                Over $100,000
                                                   JoAnn Heffernan Heisen                    --                Over $100,000
                                                          Andre F. Perold                    --                Over $100,000
                                                    Alfred M. Rankin, Jr.                    --                Over $100,000
                                                       J. Lawrence Wilson                    --                Over $100,000
VANGUARD LONG-TERM TREASURY FUND                          John J. Brennan                    --                Over $100,000
                                                         Charles D. Ellis                    --                Over $100,000
                                                           Rajiv L. Gupta                    --                Over $100,000
                                                              Amy Gutmann                    --                Over $100,000
                                                   JoAnn Heffernan Heisen                    --                Over $100,000
                                                          Andre F. Perold                    --                Over $100,000
                                                    Alfred M. Rankin, Jr.                    --                Over $100,000
                                                       J. Lawrence Wilson                    --                Over $100,000
VANGUARD LONG-TERM INVESTMENT-GRADE FUND                  John J. Brennan                    --                Over $100,000
                                                         Charles D. Ellis                    --                Over $100,000
                                                           Rajiv L. Gupta                    --                Over $100,000
                                                              Amy Gutmann                    --                Over $100,000
                                                   JoAnn Heffernan Heisen                    --                Over $100,000
                                                          Andre F. Perold                    --                Over $100,000
                                                    Alfred M. Rankin, Jr.                    --                Over $100,000
                                                       J. Lawrence Wilson                    --                Over $100,000

                                                                                DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                                                    FUND SHARES         VANGUARD FUND SHARES
FUND                                                              TRUSTEE      OWNED BY TRUSTEE             OWNED BY TRUSTEE
----                                                              -------      ----------------             ----------------
VANGUARD HIGH-YIELD CORPORATE FUND                        John J. Brennan         Over $100,000                Over $100,000
                                                         Charles D. Ellis                    --                Over $100,000
                                                           Rajiv L. Gupta                    --                Over $100,000
                                                              Amy Gutmann                    --                Over $100,000
                                                   JoAnn Heffernan Heisen                    --                Over $100,000
                                                          Andre F. Perold            $1-$10,000                Over $100,000
                                                    Alfred M. Rankin, Jr.                    --                Over $100,000
                                                       J. Lawrence Wilson       $10,001-$50,000                Over $100,000
VANGUARD INFLATION-PROTECTED SECURITIES FUND              John J. Brennan                    --                Over $100,000
                                                         Charles D. Ellis                    --                Over $100,000
                                                           Rajiv L. Gupta                    --                Over $100,000
                                                              Amy Gutmann                    --                Over $100,000
                                                   JoAnn Heffernan Heisen                    --                Over $100,000
                                                          Andre F. Perold       $10,001-$50,000                Over $100,000
                                                    Alfred M. Rankin, Jr.                    --                Over $100,000
                                                       J. Lawrence Wilson                    --                Over $100,000


 As of April 30, 2007, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


 As of April 30, 2007, those listed below owned of record 5% or more of each class' outstanding shares:



Vanguard Short-Term Treasury Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (12.90%), Georgia-Pacific LLC 401(k) Retirement Savings Plan, Atlanta, GA (9.61%), National Financial Service Corp., New York, NY (7.19%); Vanguard Short-Term Treasury Fund--Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (6.25%); Vanguard Short-Term Federal Fund--Investor Shares:
Charles Schwab & Co. Inc., San Francisco, CA (13.31%), John Hancock Life Insurance Company (U.S.A.), Boston, MA (11.54%), National Financial Service LLC, New York, NY (6.80%); Vanguard Short-Term Federal Fund--Admiral Shares: National Financial Service Corp., New York, NY (6.25%), Lasalle Bank National Association, Chicago, IL (6.04%); Vanguard Short-Term Investment-Grade Fund--Investor Shares: Vanguard STAR Fund, Malvern, PA (16.46%), Vanguard LifeStrategy Conservative Growth Fund, Malvern, PA (12.61%), Charles Schwab & Co. Inc., San Francisco, CA (7.93%), National Financial Services LLC, New York, NY (6.65%); Vanguard Short-Term Investment-Grade Fund--Admiral Shares: National Financial Services Corp., New York, NY (5.65%); Vanguard Short-Term Investment-Grade Fund--Institutional Shares: Nationwide Trust Company FBO Deseret Mutual Savings Plan, Austin, TX (71.87%), US Bank FBO The Clark Money Fund LP, Milwaukee, WI (17.37%), SEI Private Trust Company FBO Frost National Bank, Oaks, PA (8.16%); Vanguard Intermediate-Term Treasury Fund--Investor
Shares: Charles Schwab & Co. Inc., San Francisco, CA (7.56%), National Financial Service LLC, New York, NY (5.97%); Vanguard Intermediate-Term Treasury Fund--Admiral Shares: National Financial Service Corp., New York, NY (9.79%); Vanguard Intermediate-Term Investment-Grade Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (8.79%); Vanguard GNMA Fund--Investor
Shares: Vanguard STAR Fund, Malvern, PA (13.69%), Charles Schwab & Co. Inc., San Francisco, CA (11.07%), National Financial Service Corp., New York, NY (5.78%); Vanguard Long-Term Treasury Fund--Investor Shares: Variable Annuity Life Insurance Company, Houston, TX (22.16%), Charles Schwab & Co. Inc., San Francisco, CA (5.30%); Vanguard Long-Term Treasury Fund--Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (7.91%); Vanguard Long-Term Investment-Grade Fund--Investor Shares: Vanguard STAR Fund, Malvern, PA (41.63%), Variable Annuity Life Insurance Company, Houston, TX (5.28%); Vanguard High Yield Corporate Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (11.17%); Vanguard Inflation-Protected Securities Fund--Investor
Shares: Charles Schwab & Co. Inc., San Francisco, CA (14.12%), National Financial Service Corp., New York, NY (11.67%); Vanguard Inflation-Protected Securities Fund--Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (7.85%), National Financial Service Corp., New York, NY (5.70%); Vanguard Inflation-Protected Securities Fund--Institutional Shares: Qualcomm Incorporated, San Diego, CA (8.12%), NY College Savings Program, Needham, MA (7.94%).

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 As of January 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., State Street Investment Manager Solutions, Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of January 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.



DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 As of January 31, 2007, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and
R.V. Kuhns & Associates.



DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.



PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule
38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.



PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES


The Trust currently uses two investment advisors:


- Vanguard, which began operations in 1975, provides investment advisory services to the Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term
 Investment-Grade, Long-Term Treasury, and Inflation-Protected Securities Funds.

- Wellington Management Company, LLP, founded in 1928, provides investment advisory services to the GNMA, Long-Term Investment-Grade, and High-Yield Corporate Funds.



For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended January 31, 2007.

A. VANGUARD


The Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, Long-Term Treasury, and Inflation-Protected Securities Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 During the fiscal years ended January 31, 2005, 2006, and 2007, the Funds incurred the following advisory expenses:



FUND                                                     2005        2006        2007
----                                                     ----        ----        ----
Vanguard Short-Term Treasury Fund                  $  450,000  $  366,000  $  271,000
Vanguard Short-Term Federal Fund                      399,000     325,000     212,000
Vanguard Short-Term Investment- Grade Fund          2,156,000   1,959,000   1,412,000
Vanguard Intermediate-Term Treasury Fund              478,000     420,000     309,000
Vanguard Intermediate-Term Investment-Grade Fund      530,000     531,000     402,000
Vanguard Long-Term Treasury Fund                      230,000     223,000     174,000
Vanguard Inflation-Protected Securities Fund          751,000     890,000     779,000


 The investment management staff is supervised by the senior officers of the Funds. The senior officers are directly responsible to the board of trustees of the Funds.


1. OTHER ACCOUNTS MANAGED


Robert F. Auwaerter managed the Short- and Intermediate-Term Investment-Grade Funds, which, as of January 31, 2007, collectively held assets of $23 billion.


 David R. Glocke managed the Short-, Intermediate-, and Long-Term Treasury Funds, which, as of January 31, 2007, collectively held assets of $9.6 billion. As of January 31, 2007, Mr. Glocke also managed four other registered investment companies with total assets of $110.2 billion.


 Ronald M. Reardon managed the Short-Term Federal Fund, which, as of January 31, 2007, held assets of $2.6 billion. As of January 31, 2007, Mr. Reardon also managed one other pooled investment vehicle with total assets of $213 million.


 John W. Hollyer managed a portion of the Inflation-Protected Securities Fund; the Fund, as of January 31, 2007, held assets of $9.6 billion.


 Kenneth E. Volpert managed a portion of the Inflation-Protected Securities Fund; the Fund, as of January 31, 2007, held assets of $9.6 billion. As of January 31, 2007, Mr. Volpert also managed four other registered investment companies with total assets of $55.1 billion.



2. MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of January 31, 2007, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.



 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For each Vanguard Fixed Income Securities Fund managed by Vanguard, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors, and Vanguard's operating efficiencies in providing services to the Vanguard funds.


4. OWNERSHIP OF SECURITIES


Vanguard employees, including portfolio managers, allocate their investment needs among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizable portion of their personal assets in Vanguard funds. As of January 31, 2007, Vanguard employees collectively invested nearly $2 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds. As of January 31, 2007, Mr. Auwaerter owned shares of the Short-Term Investment-Grade Fund within the $100,001-$500,000 range, Mr. Hollyer owned shares of the Inflation-Protected Securities Fund within the $100,001-$500,000 range, and Mr. Volpert owned shares of the Inflation-Protected Securities Fund within the $100,001-$500,000 range. Except as noted in the previous sentence, as of January 31, 2007, the portfolio managers did not own any shares of the Vanguard Fixed Income Securities Funds they managed.



B. WELLINGTON MANAGEMENT COMPANY, LLP


Wellington Management Company, LLP (Wellington Management) is a Massachusetts limited liability partnership.


 The GNMA, Long-Term Investment-Grade, and High-Yield Corporate Funds have entered into investment advisory agreements with Wellington Management to manage the investment and reinvestment of each Fund's assets and to continuously review, supervise, and administer each Fund's investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.


 Each Fund pays Wellington Management an advisory fee at the end of each of the Fund's fiscal quarters. The fee is calculated by applying a quarterly rate, based on certain annual percentage rates, to the Fund's average daily net assets for the quarter.

 During the fiscal years ended January 31, 2005, 2006, and 2007, the three Funds incurred the following advisory fees:

Fund                                            2005        2006        2007
----                                            ----        ----        ----
Vanguard GNMA Fund                        $2,325,000  $2,367,000  $2,282,000
Vanguard Long-Term Investment-Grade Fund   1,140,000   1,266,000   1,287,000
Vanguard High-Yield Corporate Fund         2,839,000   3,204,000   3,328,000





1. OTHER ACCOUNTS MANAGED


Michael F. Garrett co-manages the GNMA Fund; the Fund, as of January 31, 2007, held assets of $23.0 billion. As of January 31, 2007, Mr. Garrett managed nine other registered investment companies with total assets of $884 million and eight other pooled investment vehicles with total assets of $3.5 billion. As of January 31, 2007, Mr. Garrett also managed 12 other accounts with total assets of $2.7 billion (including one with total assets of $726 million where the advisory fee was based on account performance).


 Earl E. McEvoy manages the Long-Term Investment-Grade Fund and the High-Yield Corporate Fund; the Funds, as of January 31, 2007, collectively held assets of $15.2 billion. As of January 31, 2007, Mr. McEvoy managed three other registered investment companies with total assets of $7.9 billion (including one with total assets of $7.7 billion where the advisory fee was based on account performance) and one other pooled investment vehicle with total assets of $716 million. As of January 31, 2007, Mr. McEvoy also managed sixteen other accounts with total assets of $605 million.


 Thomas L. Pappas co-managed the GNMA Fund; the Fund, as of January 31, 2007, held assets of $23.0 billion. As of January 31, 2007, Mr. Pappas managed two other registered investment companies with total assets of $493 million and one other pooled investment vehicle with total assets of $6 million. As of January 31, 2007, Mr. Pappas also managed sixteen other accounts with total assets of $9.4 billion.



2. MATERIAL CONFLICTS OF INTEREST


Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponspored by financial intermediaries), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of each Fund (Portfolio Managers) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Fund. The Portfolio Managers make investment decisions for each account, including the relevant Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the relevant Fund.


 The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

 Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single account , Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.



3. DESCRIPTION OF COMPENSATION


Each Fund pays Wellington Management a fee based on the assets under management of each Fund as set forth in the Investment Advisory Agreements between Wellington Management and Vanguard Fixed Income Securities Funds with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Portfolio Managers includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Portfolio Managers are determined by the Portfolio Manager's experience and performance in their role as a Portfolio Manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by that Portfolio Manager and generally each other portfolio managed by such Portfolio Manager. For the Funds, the incentives paid to the Portfolio Managers are based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.


 Account incentives across all accounts managed by a Portfolio Manager can, and typically do, represent a significant portion of a Portfolio Manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan. The contributions to which are made pursuant to an actuarial formula. Messrs McEvoy and Pappas are partners of the firm.



4. OWNERSHIP OF SECURITIES


As of January 31, 2007, Mr. Garret owned shares of the GNMA Fund within the $10,001-50,000 range, Mr. Pappas owned shares of the GNMA Fund within the $100,001-$500,000 range, and Mr. McEvoy owned no shares of the High-Yield Corporate Fund or the Long-Term Investment-Grade Fund.



DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


For the GNMA, Long-Term Investment-Grade, and High-Yield Corporate Funds, the current agreements with Wellington Management are renewable for successive one year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the board of trustees of the Fund on 60 days' written notice to an advisor, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by an advisor upon 90 days' written notice to the Fund.


 The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, Long-Term Treasury, and Inflation-Protected Securities Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Fund and Vanguard.



                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Fund. The advisor may cause the Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, and market data.


 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


 As of January 31, 2007, each Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:




FUND                                                   REGULAR BROKER OR DEALER (OR PARENT)   AGGREGATE HOLDINGS
----                                                   ------------------------------------   ------------------
Vanguard Short-Term Treasury Fund                             Deutsche Bank Securities Inc.         $ 10,000,000
                                                                       Goldman, Sachs & Co.            9,246,000
Vanguard Short-Term Federal Fund                                      Barclays Capital Inc.           31,000,000
                                                                   Citigroup Global Markets           31,000,000
                                                         Credit Suisse Securities (USA) LLC           31,000,000
                                                              Deutsche Bank Securities Inc.           31,000,000
                                                                       Goldman, Sachs & Co.           33,743,000
                                                                         UBS Securities LLC           32,000,000

FUND                                                   REGULAR BROKER OR DEALER (OR PARENT)   AGGREGATE HOLDINGS
----                                                   ------------------------------------   ------------------
Vanguard Short-TermInvestment-Grade Fund                     Banc of America Securities LLC          265,870,000
                                                                      Barclays Capital Inc.            7,166,000
                                                         Credit Suisse Securities (USA) LLC          149,156,000
                                                              Deutsche Bank Securities Inc.           30,443,000
                                                                       Goldman, Sachs & Co.          256,739,000
                                                                     J.P. Morgan Securities          287,163,000
                                                                       Lehman Brothers Inc.          176,997,000
                                                                             Morgan Stanley          183,766,000
Vanguard Intermediate-Term Treasury Fund                      Deutsche Bank Securities Inc.           10,000,000
                                                                       Goldman, Sachs & Co.            7,596,000
Vanguard Intermediate-Term Investment-Grade Fund             Banc of America Securities LLC           64,983,000
                                                                       Barclay Capital Inc.           15,089,000
                                                         Credit Suisse Securities (USA) LLC           44,222,000
                                                              Deutsche Bank Securities Inc.            9,890,000
                                                                       Goldman, Sachs & Co.           75,205,000
                                                                     J.P. Morgan Securities           34,396,000
                                                                       Lehman Brothers Inc.           53,376,000
                                                                             Morgan Stanley           46,059,000
                                                                         UBS Securities LLC           10,291,000
Vanguard GNMA Fund                                           Banc of America Securities LLC          432,700,000
                                                              Deutsche Bank Securities Inc.          284,200,000
Vanguard Long-Term Treasury Fund                                                         --                   --
Vanguard Long-Term Investment-Grade Fund                     Banc of America Securities LLC           55,731,000
                                                         Credit Suisse Securities (USA) LLC           90,927,000
                                                                       Goldman, Sachs & Co.           56,435,000
                                                                             Morgan Stanley           23,269,000
Vanguard High-Yield Corporate Fund                            Deutsche Bank Securities Inc.           32,300,000
VanguardInflation-Protected Securities Fund                                              --                   --



The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing out futures positions.



 When a Fund purchases a newly issued bond at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund's management expenses.


 As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

During the fiscal years ended January 31, 2005, 2006, and 2007, the Funds paid the following amounts in brokerage commissions:


FUND                                                    2005        2006        2007
----                                                    ----        ----        ----
Vanguard Short-Term Treasury Fund                   $ 68,569    $192,524     303,252
Vanguard Short-Term Federal Fund                       7,000      45,128     318,916
Vanguard Short-Term Investment-Grade Fund            338,277     569,056  $1,346,216
Vanguard Intermediate-Term Treasury Fund             101,959     262,324     198,056
Vanguard Intermediate-Term Investment-Grade Fund     112,086     133,964     195,960
Vanguard GNMA Fund                                        --          --          --
Vanguard Long-Term Treasury Fund                      73,702     187,628     126,480
Vanguard Long-Term Investment-Grade Fund                  --          --          --
Vanguard High-Yield Corporate Fund                        --          --          --
Vanguard Inflation-Protected Securities Fund         106,289     181,296     360,600




                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.



 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio and other factors.



 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.

I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are composed entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.



 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board made up of a          Nominated slate results in board made up of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options, or other performance-linked grants.                             shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)fea-
delivering market-competitive total pay.                                 ture

B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan make up less than 5% of the outstanding shares.



D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.



 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.

B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended January 31, 2007, appearing in the Funds' 2007 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                          DESCRIPTION OF BOND RATINGS


Excerpts from Moody's Investors Service, Inc.'s description of its bond ratings:



 AAA--Judged to be the best quality. They carry the smallest degree of investment risk.


 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high grade bonds.


 A--Possess many favorable investment attributes and are to be considered as "upper medium grade obligations".


 BAA--Considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


 BA--Judged to have speculative elements; their future cannot be considered as well assured.


 B--Generally lack characteristics of the desirable investment.


 CAA--Are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


 CA--Speculative in a high degree; often in default.


 C--Lowest rated class of bonds; regarded as having extremely poor prospects of ever attaining any real investment standing.


 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.


Excerpts from Standard & Poor's description of its bond ratings:



 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.


 AA--Also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.


 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.


 BB, B, CCC, CC--Predominately speculative with respect to the capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.


 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.

                                                               SAI028 052007

                                     PART C

                     VANGUARD FIXED INCOME SECURITIES FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on March 26, 2007, Post-Effective Amendment No. 82, is hereby incorporated by reference.

(b) By-Laws, filed on March 26, 2004, Post-Effective Amendment No. 70, are hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders, Reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated by reference in Item 23(a) of this post-effective amendment.

(d) Investment Advisory Contract, for Wellington Management Company, (with respect to Vanguard GNMA Fund, Vanguard Long-Term Investment-Grade Fund), filed on March 26, 2007, Post-Effective Amendment No. 82, is hereby incorporated be reference. For Wellington Management Company (with respect to Vanguard High-Yield Corproate Fund), filed on March 26, 2007, Post-Effective No. 82, is hereby incorporated by reference. The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to
       (h) below.

(e)    Underwriting Contracts, Not Applicable.
(f) Bonus or Profit Sharing Contracts, Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g) Custodian Agreements, for JP Morgan Chase Bank, filed on March 29, 2006, Post-Effective Amendment No.79; for Bank of New York, filed on May 30, 2006, Post-Effective Amendment No. 80; are hereby incorporated by reference.
(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, filed on March 20, 2003, Post-Effective Amendment No. 64, is hereby incorporated by reference.
(i)    Legal Opinion, Not Applicable.

(j) Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)    Omitted Financial Statements, Not Applicable.
(l)    Initial Capital Agreements, Not Applicable.
(m)    Rule 12b-1 Plan, Not Applicable.
(n)    Rule 18f-3 Plan, is filed herewith.
(o)    Reserved.

(p) Codes of Ethics, for Wellington Management Company, is filed herewith; for The Vanguard Group, filed on March 26, 2007, Post-Effective Amendment No. 82, is hereby incorporated by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION


The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.

                                      C-1


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this
Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).


  The Vanguard Group, Inc. (Vanguard) is an investment advisor registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

a)Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 36 investment companies with more than 140 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.



Name                        Positions and Office with Underwriter                   Positions and Office with Funds
----                        ------------------------------------                    -------------------------------
R. Gregory Barton           Director and Senior Vice President                      None

John J. Brennan             Director                                                Trustee, Chairman, President, and Chief
                                                                                    Executive Officer

Mortimer J. Buckley         Director and Senior Vice President                      None

F. William McNabb III       Director and Senior Vice President                      None

Michael S. Miller           Director and Managing Director                          None

Ralph K Packard             Director                                                None

George U. Sauter            Director and Senior Vice President                      None

Heidi Stam                  Director and Senior Vice President                      Secretary

Richard D. Carpenter        Treasurer                                               None

David L. Cermak             Principal                                               None

Joseph Colaizzo             Financial and Operations Principal and Assistant        None
                            Treasurer

Patti Colby                 Principal                                               None

Amy B. Cooper               Secretary                                               None

Sean P. Hagerty             Principal                                               None

A. Kimberly Lynch           Assistant Treasurer                                     None

Brian P. McCarthy           Senior Registered Options Principal                     None

Deborah McCracken           Assistant Secretary                                     None

Name                        Positions and Office with Underwriter                   Positions and Office with Funds
----                        ------------------------------------                    -------------------------------
Miranda O'Keefe             Compliance Registered Options Principal                 None

Joseph F. Miele             Registered Municipal Securities Principal               None

Jane K. Myer                Principal                                               None

Pauline C. Scalvino         Chief Compliance Officer                                Chief Compliance Officer

(c) Not applicable


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodians, The Bank of New York, One Wall Street, New York, New York 10286, and JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.


ITEM 29. MANAGEMENT SERVICES


Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS


Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commwealth of Pennsylvania, on the 29th day of May, 2007.


                                   VANGUARD FIXED INCOME SECURITIES FUNDS

                                   BY: __________________/S/____________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


------------------------------------------------------------------------------------
             SIGNATURE                         TITLE                        DATE
By:  ----------------------------President, Chairman, Chief           May 29, 2007
        /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
            (Heidi Stam)
          John J. Brennan*
By:  ----------------------------Trustee                              May 29, 2007
        /S/ CHARLES D. ELLIS
            (Heidi Stam)
         Charles D. Ellis*
By:  ----------------------------Trustee                              May 29, 2007
         /S/ RAJIV L. GUPTA
            (Heidi Stam)
          Rajiv L. Gupta*
By:  ----------------------------Trustee                              May 29, 2007
          /S/ AMY GUTMANN
            (Heidi Stam)
            Amy Gutmann*
By:  ----------------------------Trustee                              May 29, 2007
     /S/ JOANN HEFFERNAN HEISEN
            (Heidi Stam)
      JoAnn Heffernan Heisen*
By:  ----------------------------Trustee                              May 29, 2007
        /S/ ANDRE F. PEROLD
            (Heidi Stam)
          Andre F. Perold*
By:  ----------------------------Trustee                              May 29, 2007
     /S/ ALFRED M. RANKIN, JR.
            (Heidi Stam)
       Alfred M. Rankin, Jr.*
By:  ----------------------------Trustee                              May 29, 2007
       /S/ J. LAWRENCE WILSON
            (Heidi Stam)
        J. Lawrence Wilson*
By:  ----------------------------Treasurer and Principal              May 29, 2007
       /S/ THOMAS J. HIGGINS     Financial Office and Principal
            (Heidi Stam)         Accounting Officer
         Thomas J. Higgins*


*By Power of Attorney. Filed on July 27, 2006. see File Number 002-65955-99.
  Incorporated by Reference.

                               INDEX TO EXHIBITS



Consent of Independent Registered Public Accounting Firm . . . . . . Ex-99.J

Rule 18f-3 Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.N

Code of Ethics (Wellington Management Company). . . . . . . . . . . .Ex-99.P